Prospectus Supplement (Sales Report) No. 2 dated October 26, 2010 to Prospectus dated October 15, 2010	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Prospectus Supplement supplements the prospectus dated October 15, 2010 and provides information about particular series of Member Payment Dependent Notes (the "Notes") that we have recently sold. You should read this Prospectus Supplement together with the prospectus dated October 15, 2010 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                We have sold the following Notes:

Member Payment Dependent Notes Series 549140

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
549140	$8,000	$8,000	13.61%	1.00%	October 21, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 549140. Member loan 549140 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,333 / month
Current employer:	Flower Hospital	Debt-to-income ratio:	11.82%
Length of employment:	10+ years	Location:	Sylvania, OH

Home town:
Current & past employers:	Flower Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > No mortgage I am building a new house and would like to finsh the basement . 3600.00 monthly I have 2 car loans

A credit bureau reported the following information about this borrower member on October 3, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1987	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	71
Revolving Credit Balance:	$3,150.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	no mortgage the title to the lot is in mine and husbands name No home equity Don't know the answer to question 4 I have been at my current resisdent for about 15 years and I am going to be moving into my new home the 1st of the year
Please provide details on need for loan. Thank You	to finish the basement in me new house
What is the purpose of this loan?	finis off the basement in my new home

Member Payment Dependent Notes Series 564894

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
564894	$2,400	$2,400	14.09%	1.00%	October 20, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 564894. Member loan 564894 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,667 / month
Current employer:	Internetwork Expert Inc.	Debt-to-income ratio:	8.94%
Length of employment:	3 years	Location:	Reno, NV

Home town:
Current & past employers:	Internetwork Expert Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > I am working with a local dealer to create the perfect engagement ring. They are unable to provide me with financing so I am requesting this loan to finance the ring.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2006	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,167.00	Public Records On File:	0
Revolving Line Utilization:	86.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	This loan is to be used to purchase an engagement ring. I am working with a local dealer instead of a chain and they are unable to provide me with financing directly.

Member Payment Dependent Notes Series 573794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
573794	$8,000	$8,000	15.58%	1.00%	October 21, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 573794. Member loan 573794 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Wells Fargo Advisors	Debt-to-income ratio:	12.92%
Length of employment:	3 years	Location:	San Clemente, CA

Home town:
Current & past employers:	Wells Fargo Advisors
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > Plan on using for medical bills incurred due to surgery.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,072.00	Public Records On File:	0
Revolving Line Utilization:	93.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 577122

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
577122	$24,000	$18,600	11.49%	1.00%	October 25, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 577122. Member loan 577122 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Sepracor	Debt-to-income ratio:	1.37%
Length of employment:	10+ years	Location:	Forsyth, GA

Home town:
Current & past employers:	Sepracor
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Renovating an old house I bought last year. Loan will cover new cabinets, appliances and counter tops.

A credit bureau reported the following information about this borrower member on September 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	51
Revolving Credit Balance:	$7,849.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 581961

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
581961	$10,800	$10,800	15.57%	1.00%	October 22, 2010	November 1, 2015	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 581961. Member loan 581961 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,545 / month
Current employer:	Intuit	Debt-to-income ratio:	14.09%
Length of employment:	3 years	Location:	San Diego, CA

Home town:
Current & past employers:	Intuit
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Planned Use: I plan to use these funds to consolidate 3 higher interest rate credit cards into 1 monthly payment. This will help me free up additional funds to help me pay down other debts while keeping my progress to be entirely unsecured debt free marching along at a predictable pace and saving on interest! What Makes Me a Good Borrower: I have never had a late payment on ANY bill in my name. While the amounts that I have borrowed are high, I have still managed to be responsible with payments, and, in recent years, save enough to buy a condo. Job Stability: I am currently working on a big, multi-year project at my company and am on the cusp of being promoted. With my recent condo purchase I have incentive not to bounce around career-wise at this moment in time. Borrower added on 10/19/10 > Some Additional Information: - Other Income: In addition to my stated monthly income I have Stock Options and Restricted Stock Units granted by my company. This comes to approximately $4000 - $6000 / year, depending on market value. - Job Title: Software Engineer - Debts to be paid of with loan: (Debtor, Interest Rate, Balance, Minimum Payment, What I pay each month) * Chase Credit Card, %27.24, $516.39, $10, $100 * Citi Credit Card, %26.99, $4926.78, $153, $200 * Discover Credit Card, %17.99, $4618.97, $93, $100 * Total Debt to be paid off: $10062.14 - Other Financial Debts: * Mortgage * Car Loan with a 65% Loan-to-Value (Lots of equity) through my bank * Credit Card with my bank with an interest rate less than loan (11%) - In addition to lowering my monthly payments, lowering total interest paid, providing predictability to payments, and making payments to one, instead of three debtors, this loan will help continue my theme of automating my debt payments. - I plan on carrying this loan to term (full 60 months / 5 years).

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,288.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Happy to help fund your loan. Wonderful loan description. Wish all borrowers followed your lead. Best of luck to you.	Thank you Factoria_Funding, and to all others helping to fund my loan :)
well-written description and another san diegan, to boot! happy to help and best of luck to you!	Thank you so much!

Member Payment Dependent Notes Series 585254

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585254	$17,000	$17,000	15.58%	1.00%	October 25, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585254. Member loan 585254 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	PaperThin	Debt-to-income ratio:	5.89%
Length of employment:	4 years	Location:	CANTON, MA

Home town:
Current & past employers:	PaperThin
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	41
Revolving Credit Balance:	$6,234.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 585502

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
585502	$16,000	$16,000	16.45%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 585502. Member loan 585502 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Microfinance International	Debt-to-income ratio:	16.60%
Length of employment:	5 years	Location:	ALEXANDRIA, VA

Home town:
Current & past employers:	Microfinance International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I have a credit history since 1999 with no delinquencies and/or collections. When I checked my credit score in myfico.com in late september I had a 734 score. This might have gone down some points in these past days because I have been looking for a credit and some lenders might have pulled my score, but my record will indicate an excellent paying history. I have a very stable job since 11/2005 and I just got a promotion and raise in July of this year to Chief Compliance Officer and $60,000 base salary per annum. I can provide all of this information if necessary - hire date, date of promotion and new salary, last 2 or 3 pay stubs etc. I have stable housing arrangement too living in the same apartment for over 3 years, and I have a roommate which contributes with expenses. I want money for 2 reasons - fix my car and consolidate expenses depending on amount that I get. Initially I want to fix my 2002 Mercedes C230 Kompressor which is in good mechanical condition and has a lot of additions - 18" rims, stereo w/sub etc, but needs some body work and A/C compressor fixed. Once I get it in order I should be able to get close to $10k according to KBB. Then I want to pay off a couple of my credit cards which have APRs in the 20+ % range. Depending on how much I get first thing is the car and then paying off 1 card for sure, but if I can get the full funding for the 16.45% APR, then that gives me the option of consolidating everything under a lower rate. By selling the car and with the projected increases in salary in the coming years as thank God this is a very stable job, I should be able to pay it off in a lot less than 5 yrs.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,607.00	Public Records On File:	0
Revolving Line Utilization:	92.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Microfinance International? (2) Transunion Credit Report shows $18,607 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am an Anti-Money Laundering Compliance Officer and I am CAMS certified. I listed a 60 month term in order to have the monthly payments low, but once I sell the car I should be able to substantially lower the loan within months, so likely full payment would be less than the full 60 months. My payments for all cards and loans is around $800
Once you sell your car, what are your plans for transportation?	I live in DC area and take the metro to work everyday. I only drive about twice a week on weekends if that, since my girlfriend of 5 yrs. also drives. At this point the car is more of an expense than a necessity
Just curious -- have you looked into the feasibility of using the new "zip cars" in the DC area?	I find Metro very convenient during the work week but had not considered Zip Cars, thanks for the suggestion
How much will it cost you to fix the car?	The fix is about $4k and with the remaining money I would like to payoff/ down the higher interest credit cards. I have one B of A card at like 25.99% APR which I owe $4370 so that one I'm paying off immediately. Then I have a Chase which is a little less APR at like 22.99% so that would be next, but it all depends on the funding. Certainly at the current rate of 16.45% I would rather consolidate everything because we're talking about 7-10% difference which is several hundreds a year and can help me lower the debt much sooner.

Member Payment Dependent Notes Series 586792

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586792	$12,000	$12,000	11.86%	1.00%	October 22, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586792. Member loan 586792 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Gaming Laboratories International	Debt-to-income ratio:	21.26%
Length of employment:	3 years	Location:	Toms River, NJ

Home town:
Current & past employers:	Gaming Laboratories International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > I requested this loan because i am currently paying 29.99% on a 7k loan and about 15% on some credit cards. I have had a steady job for over three years and have never had a credit problem. No late payments, no defaults etc.. Just looking to save some money.

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,941.00	Public Records On File:	0
Revolving Line Utilization:	28.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	I was renting an apartment while helping my parents pay the bill at their home (which is where a lot of the debt accumulated from). About six months ago they were no longer able to work and I decided to move home. The bills are much more manageable there (less than 500 a month for rent and utilities) and I no longer have to pay for the apartment. I wanted to get really aggressive toward paying off my debts now that my monthly expenses have dropped off signficantly. On top of that my job is currently having mandatory overtime where I have been working at least 50 hrs. a week which will keep up until January of next year. Thank you for your time and consideration if you have any other questions feel free to let me know.
Thank you, I will be investing in your loan. Please remember we all work extremely hard for our money and we're counting on you to pay us back.	thank you and I will
What is your position with Gaming Laboratories?	I am a test engineer, the company I work for tests and certifies electronic gaming equipment (slot machines) for various regulatory bodies.
1)What is your current job (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Any other source of income like spouse job etc? 6) Any other Debts? If i get good reply i will invest for one third of your total loan.Thanks! for your time	1. I test electronic gaming equipment (slot machine equipment) to ensure they work properly, are jurisdictionally compliant for where they are approved (they are within the laws where they are operated) and do not cheat the players that use them. 2. I can and will setup an auto-debit. 3. I plan on having the loan paid off in about 2 years (working lots of overtime all of which will be applied to my debts.) 4. my monthey expenses are as follows: Rent: 277 Electric: under 100 Gas: under 100 Car payment: 331 Cell phone: 65 Student Loans: 200 Total: roughly 1100 5. Other than overtime from my current job there are no other source of income. ( My brother and parents do contribute to some of the household bills listed in #4 but this isnt consistent) 6. The only debts I have in addition to the personal and credit cards I listed are my car and student loans. *Note: I owe approx. 6k on my car and 20k for student loans. Thank you for your consideration, if you have any other questions do not hesitate to ask.

Member Payment Dependent Notes Series 586998

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
586998	$5,000	$5,000	15.95%	1.00%	October 21, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 586998. Member loan 586998 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Wilson	Debt-to-income ratio:	16.74%
Length of employment:	8 years	Location:	Festus, MO

Home town:
Current & past employers:	Wilson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 25, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1991	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	21	Months Since Last Delinquency:	18
Revolving Credit Balance:	$4,090.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the reason for the delinquency 18 months ago?	That was around the time I bought my house and was short on funds due to the down payment and other costs needed to get into the home.

Member Payment Dependent Notes Series 587271

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587271	$4,000	$4,000	17.93%	1.00%	October 25, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587271. Member loan 587271 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	The Master's Academy	Debt-to-income ratio:	17.12%
Length of employment:	10+ years	Location:	Oviedo, FL

Home town:
Current & past employers:	The Master's Academy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > Kangan Water Machine - health purchase Borrower added on 10/16/10 > I spend close to $100 a month on bottled water as it is now. This is an alkaline water machine that has numerous health advantages and will last 20yrs or more. For me, I would already be spending the monthly payment in bottled water anyway, why not get the good stuff!, but it is a large lump sum, therefore, I am seeking a manageable alternative. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,131.00	Public Records On File:	0
Revolving Line Utilization:	56.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you address your delinquency of six months ago?	In regards to the late payments on my Student Loan, there was a misunderstanding on my part. I had paid ahead quite a bit when I had some extra income a few years ago. The way the payments showed up on the online loan management site read ???paid through??? or ???next payment??? and then this outbound date of however many months of minimum payment the extra payment amount equaled. In my, very na??ve mind, this meant if I wanted to save that payment money one month when I had another financial project, I had the option since I had paid ahead. Well, after a few conversations with the lender customer service representatives I am now clear that regardless of how far ahead you pay, you must pay the minimum monthly payment (regardless of how it reads online) to be considered ???current.??? In actually attempting to save up for a down payment on a house, I had attempted to use what I thought was ???banked??? payments to my advantage and did not even think twice about checking to see if that was ok. Since all my payments are automated through my bank and I am considered a ???paperless??? customer, I was not aware there was a problem until a 60 day notice finally reached me. I immediately called my lender and now have an education to go along with my educational loan. Please know that I was not in financial straights nor was I trying to skip out on a loan payment. I was a na??ve, clueless, hopeful that I could speed up the savings process, (insert your own colorful adjective here) ding dong. I hope this helps with the understanding of the ???fault.???
Tell me about your credit score and what it means to you on a practical level.	To be honest, my credit score dropped since I secured a mortage for my recent home purchase (August), and I was very surprised. I didn't realize it until I looked into financing for this water machine. The bank told me what the current score was, and it was about 30 points lower than my mortagage broker's quote in August. The banker said this is typical after a loan of that nature and it would rebound, even going above the previous score once payments started (my first payment is November). I got an amazing deal on my home. It is a 15yr. loan and the payments are quite low which makes me feel ok about this purchase. Because I am not planning on making any more major purchases for a long time (car and home are secure), I am not too stressed over the credit score score right now. If it does not go up in 6-months, however, I will have a different attitude. I do not enjoy having anywhere close to quetionable credit, and have everything automated to come directly out of my bank account so that I will avoid any negative reports (although, that can have it's challenges as well - but I've learned that lesson and do not plan on needing a remedial course). Bottom line, I am aware of my credit score, and not satisfied with it, but am doing the only thing I can right now - following through with all financial obligations and waiting it out. Hope this helps.
I feel your pain. I am 15 years out of school and still owe nearly 40k on my student loans. Please pay your loan faithfully. I here entrust you with my "two bits" of hard earned money that I am saving to try to keep my tow little ones from having to take out quite so much on their education loans.	Thank you for your financial trust. I can completely appreciate the mental and financial risk this type of endeavor can be. Hopefully my interest rate will help with your little ones!:) Like I had mentioned before, I will be putting this loan, like all my bills on an automated payment schedule so that it will be out of my humanly flawed, potentially forgetful brain and left to the impeccable consistency of a computer program! Thank you, again for your consideration!

Member Payment Dependent Notes Series 587654

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587654	$8,000	$7,900	16.82%	1.00%	October 25, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587654. Member loan 587654 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	centura institute	Debt-to-income ratio:	22.32%
Length of employment:	< 1 year	Location:	Orlando , FL

Home town:
Current & past employers:	centura institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 26, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	53
Revolving Credit Balance:	$19,879.00	Public Records On File:	0
Revolving Line Utilization:	78.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 587734

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
587734	$8,500	$8,500	17.43%	1.00%	October 25, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 587734. Member loan 587734 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$21,250 / month
Current employer:	CDPHP	Debt-to-income ratio:	13.67%
Length of employment:	2 years	Location:	Rensselaer, NY

Home town:
Current & past employers:	CDPHP
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Consolidate prior debt that currently resides at a higher interest rate.

A credit bureau reported the following information about this borrower member on September 27, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	52	Months Since Last Delinquency:	7
Revolving Credit Balance:	$491.00	Public Records On File:	0
Revolving Line Utilization:	98.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You earn 21,250 a month and need a 8,500 debt consolidation loan? Can you list the debt with aprs you are carrying? Why 2 delinquencies in the last 24 months?	Good questions, thanks. There was one incident, it was a short sale on a home after a divorce, not sure if that was reported as two delinquencies, one from the mortgage holder and one from their collection agency. The debts are high interest loans (one was a side line of credit with the mortgage company at 21.9%) and a personal loan at 21%. Looking to consolidate and payoff in shorter time frame than they are set up for.
Please verify your income with Lending Club, this will attract much more lenders.	PDF files verifying income have been e-mailed
Thanks. Can you please list the debts with aprs you are carrying?	HFC line of credit 22.5% Citibank line of credit 22.0%
With your income of "Gross Income: $21,250 / month" why are you almost maxed out on credit "Revolving Line Utilization: 98.20% usage?	I have closed 6 accounts in the last 8 months paying them off, working them off one by one. Only 5 accounts left, and this loan will eliminate and reduce the interest on two of the remaining five allowing me to pay that debt off quicker.
What is CDPHP ? And what is your job position there ?	CDPHP is a not for profit health plan and I am the Vice-President of Underwriting.

Member Payment Dependent Notes Series 590092

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590092	$7,000	$7,000	13.98%	1.00%	October 20, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590092. Member loan 590092 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,800 / month
Current employer:	Autozone	Debt-to-income ratio:	9.17%
Length of employment:	6 years	Location:	Auburn, AL

Home town:
Current & past employers:	Autozone
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > land development

A credit bureau reported the following information about this borrower member on September 30, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	41
Revolving Credit Balance:	$997.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Autozone?	Type your answer here.sales manager
Hi, you listed "land improvement" as a reason for the loan. Is this for a side business? If so, will you maintain your current employment? Is this land you own? Why are you looking to improve this land?	Type your answer here.side business and yes i will keep my current job

Member Payment Dependent Notes Series 590601

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590601	$5,000	$5,000	6.17%	1.00%	October 21, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590601. Member loan 590601 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Westech Engineering, Inc	Debt-to-income ratio:	11.89%
Length of employment:	4 years	Location:	McHenry, IL

Home town:
Current & past employers:	Westech Engineering, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	58	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,665.00	Public Records On File:	0
Revolving Line Utilization:	23.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 590853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590853	$4,750	$4,750	13.35%	1.00%	October 26, 2010	November 5, 2013	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590853. Member loan 590853 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,354 / month
Current employer:	Digitas Health	Debt-to-income ratio:	15.23%
Length of employment:	2 years	Location:	Conshohocken, PA

Home town:
Current & past employers:	Digitas Health
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/22/10 > Need to cover some last minute vendor expenses to make sure the day is as perfect as it can be. Thank you for your help!

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	35	Months Since Last Delinquency:	13
Revolving Credit Balance:	$7,446.00	Public Records On File:	0
Revolving Line Utilization:	20.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Digitas Health and where did you work prior to that?	At Digitas Health, I am the Marketing Manager for my team that works on a leading Epilepsy Medication. My company, Digitas Health is a Global Ad Agency that focuses on Health and Sciences, and Pharmaceutical products, we are a division of Digitas. If you'd like more info, please check out my agency's site: www.digitashealth.com. Prior to Digitas Health, I worked as a Marketing Manager on the client side at Bear Stearns.
Please explain the 3 delinquencies in the last 2 years.	These 3 delinquencies were only 30 days each and occurred either when I was traveling with work or with my family. They weren't intentional, just an oversight due to me not being in the country and being unable to recieve mail or phone calls.

Member Payment Dependent Notes Series 590869

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
590869	$10,000	$10,000	6.54%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 590869. Member loan 590869 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,670 / month
Current employer:	Vinculums	Debt-to-income ratio:	10.07%
Length of employment:	6 years	Location:	Rosemead, CA

Home town:
Current & past employers:	Vinculums
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 1, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,595.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at Vinculums? These answers will definitely help lenders lend.	I am a senior engineer at work. My FICO score averages at 735 so you can be assured of my financial responsibility. No disrespect but I am not ready to disclose this much of my financial privacy. The only time I did is when I got my house. Hope you understand. Thank you!
Hi. I'd like to fund your loan but would like to have more information. I understand your desire for privacy however you are asking for an unsecured loan. As an investor I need to assess your ability to pay it back.	Hello! Again, no disrespect, one more thing I can say is that my credit score is worth way more than this loan. Thank you!

Member Payment Dependent Notes Series 591361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591361	$15,000	$15,000	11.86%	1.00%	October 22, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591361. Member loan 591361 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Bankers Warranty Group	Debt-to-income ratio:	3.79%
Length of employment:	3 years	Location:	Saint Petersburg, FL

Home town:
Current & past employers:	Bankers Warranty Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > I plan to use the funds in conjunction with mine to buy a condo for cash ($22,000). I have good credit (751 according to Trans Union). It would be higher if I had recent installment loans (mortgage or car loan), but the last mortgage I paid off in 1996 and my last car loan I paid off in 2001. All my monthly credit car or utilities payments since then have been on time, except maybe 2 or 3 times. I earn $90,000/year, owe about $10,000 in credit cards, and $10,000 to the IRS being paid $350/month; my car is paid off. I have been at my current job for 3 years and 1 month.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,432.00	Public Records On File:	0
Revolving Line Utilization:	30.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your mortgage payment every month? Do you have any other outstanding debts and what are the interest rates?	$0. My monthly rental payment is $640. I owe about $6,000 in credit cards at between 10% and 15% interest rate, and I owe about $5,000 on an installment loan at 8.99% interest rate. I owe the IRS about $10,000, and I am paying $350 each month.Those are all my debts.

Member Payment Dependent Notes Series 591487

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591487	$20,000	$20,000	13.23%	1.00%	October 20, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591487. Member loan 591487 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Marshfield Clinic	Debt-to-income ratio:	16.87%
Length of employment:	9 years	Location:	Stevens point, WI

Home town:
Current & past employers:	Marshfield Clinic
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > I wanted to add to the questions asked regarding my job. I found out recently that my current position as a Research and Devlelopment will be upgraded to a different pay scale. I'm not sure what the range will change to but I was told that it will be significant. I would be a good candidate for a personal loan since I DO make my payments in a timely manner and take this serious. Borrower added on 10/17/10 > Answer to previous questions regarding percentage rates: Chase: 14.24% Capital one: 17.9% US Bank: 9.9%

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,161.00	Public Records On File:	0
Revolving Line Utilization:	52.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Marshfild Clinic? (2) Transunion Credit Report shows $35,161 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'm a molecular biologist. None is home equity. I'm hoping to pay this off before 5 years.I'm looking at 3 years. I will be graduating with an MBA in a 1 1/2 and looking into moving into Industry. I'm also an independant consultant for molecular labs.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Please see creditors in previous answered question. Please let me know if you need any other information. Sorry so late getting back with you.
Since this is a debt consolidation loan, for each line of credit you have please detail the amount, interest rate, and how much you pay each month. Then note which ones you are consolidating with this loan and which you are not.	Capital One- 150.00 per month Chase- 100.00 Us bank- 135 or more\ Please see answer to other questions. I apologize for not responding sooner. Let me know if there is more information needed.
Hello- Please list the debts/credit cards you intend to pay off with this loan, along with their current balances, interest rates, and average monthly payment you make on each (NOT the minimums). Also, please list your current monthly budgeted expenses. Thanks in advance for your response.	Please see answer to previous questions. I apologize for the delay.
Would you please list your debts, their interest rates, the amount you pay towards them each month and note which ones will be payed off with this loan? Thank you.	Please see answer to previous questions. I apologize for the delay.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Please see answer to previous questions. Let me know if you need more clarification or unable to view the answer.
How did you get such a high balance on your credit cards? Do you have plans to lower your debt aside from getting a Lending Club loan? Could you please list your debts, their APRs, and whether you'll be paying them off with this loan? What is the value of your home and mortgage amount? Thank you in advance for answering my questions!	Car repairs (many), unexpected house repairs, medical bills, and books for school. I recently took on a job of independant consulting for molecular laboratories to help pay more debt off. I haven't accepted a consulant job yet but waiting for my assignment. I will finish my graduate degree in a year. So I'm looking at administration type positions in the biotechnology fields. Mortage I believe is 90,000. We make 921.49 in payments on the house. Our house is valued around that price. We bought an house built in 1800's. Creditors: Capital One- 9000 Chase- 600.00 US bank card-10,000 I will need to look up the percentage rates.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	Please see answer to previous questions. If unable to view them please let me know. I apologize for the delay.
I am confused -- are you saying your total debt (other than mortgage) is roughly $20,000?	This is my debt. Not my husbands. We have separted debt. I know it sounds strange.
You have been asked multiple times for the interest rates for the loans you are consolidating and yet you never disclose them. If you would like your loan fully funded it would be smart to answer the question not just tell them to look at a previous response that you didn't respond too.	I'm sorry. One of the answers that was posted said that I was going to look into them. At that moment I wasn't sure what percentage rates were for each creditor.I will respond soon.
Just so I am clear on this.. what is your total debt, not including your husband's debt? Thank you in advance.	I have 20,000. One thing...this does not include student loans. With my graduate degree I have added 30,000 to my student loan. I pay 298.00 but right now I'm in deferrment.

Member Payment Dependent Notes Series 591496

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
591496	$11,675	$11,675	11.12%	1.00%	October 20, 2010	October 16, 2015	October 16, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 591496. Member loan 591496 was requested on October 2, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	City of Stockton	Debt-to-income ratio:	14.20%
Length of employment:	10+ years	Location:	Stockton, CA

Home town:
Current & past employers:	City of Stockton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,169.00	Public Records On File:	0
Revolving Line Utilization:	56.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Stockton?	I work in the Human Resources Department. I am a Specialist.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Nordstroms $150/mo $5000/Bal 18.90% Capital One $150/mo $5600/Bal 17.90% Target $35/mo $400/Bal 23.24% Dell $50/mo $700/Bal 29.99%
Submit your paper work to get you pay verified and your chances of being fully funded will increase.	I work for the City of Stockton in California. You can verify my employment by contacting the Human Resources Department at (209) 937-8233.

Member Payment Dependent Notes Series 592279

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592279	$15,000	$12,300	18.30%	1.00%	October 22, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592279. Member loan 592279 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	AT&T	Debt-to-income ratio:	16.08%
Length of employment:	5 years	Location:	Bakersfield, CA

Home town:
Current & past employers:	AT&T
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > We have a desire to live completely debt free. This loan would help us reach our goal of living without any credit card debt. I am a manager at a local cell phone company and my wife is going to school to become a dental hygienist. She is also a fully time stay at home mom. Thank you for considering our loan!

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	54
Revolving Credit Balance:	$9,474.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	can I e-mail you these documents?
My questions: (1) What is current position (Job/What you do) for employer ATT? (2) Transunion Credit Report shows $9,474 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $5,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	(1)I am a Manager for an AT&T store. (2) We are paying $507 dollars in minimum payments for all debt. (3) We have outstanding medical bills that need attention quickly $1003.50 to Apollonia Dental, $3500.00 to Mercy Hospital, $ 1082.28 to a local neurologist. (4) My wife will begin work as a Dental Hygienist within 2 years and it is our goat to pay off our loan that year so we are planning to pay off in 3 years. Thank you!
What was your delinquency 54 months ago?	It was a credit card bill that was 30 days past due. I never received my bill and did not make a minimum payment to the account. Thank goodness for online banking and paperless statements now!
What is your credit card delinquency from 54 mo ago?	My delinquency was an overdue credit card bill. There was an issue with receiving my mail and I never got the bill. I was 30 days late on making a payment.
Any other household income not listed above?	Not at this time.
Are there more medical bills coming? Or is this everything?	This includes all of our medical bills. We are now covered under a different insurance provider that has a lower deductible and more coverage.

Member Payment Dependent Notes Series 592509

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592509	$12,000	$12,000	17.19%	1.00%	October 25, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592509. Member loan 592509 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	United States Postal Service	Debt-to-income ratio:	21.07%
Length of employment:	< 1 year	Location:	Wappingers Falls, NY

Home town:
Current & past employers:	United States Postal Service
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,894.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
hi. can you explain what you want to use the loan for and what price you are paying and also what interest rate you have on each of your credit card balances?	My brother has a large General Contracting business and I am buying a truck and trailer to start another crew to help him handle all the work he has. The loan is basically the purchase price. My card rates are all relatively low, anywhere from 7 - 10%.
if your credit card rates are under 10%, why borrow from lc @ 17%?	I am not using my credit cards to purchase the truck and trailer I am using this loan.

Member Payment Dependent Notes Series 592552

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592552	$19,200	$19,200	13.23%	1.00%	October 21, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592552. Member loan 592552 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,139 / month
Current employer:	HFN	Debt-to-income ratio:	6.36%
Length of employment:	10+ years	Location:	Plainfield, IL

Home town:
Current & past employers:	HFN
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 4, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,691.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Credit card 1/$9854 balance/7.9% APR/$164 minimum monthly payment (but increasing to 17.99%; I've never been late or missed a payment. I assume the increase may be the credit card company's response to the credit card reform laws.) Credit card 2/$1852 balance/15.99% APR/$40 minimum monthly payment Student loan/$3900 balance/6.75% APR/$84 minimum monthly payment Dental treatment plan/$4700/no interest rate, but $700 prepayment discount vs total cost of $5400 if paying monthly over 18 months/$300 monthly payment These accounts will all be paid off with the loan proceeds. I have never defaulted on a debt and have always made my payments on time.
My questions: (1) What is current position (Job/What you do) for employer H F N? (2) Transunion Credit Report shows $9691 Revolving Credit Balance. How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $10,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I'd prefer not to answer the position question as it would easily allow me to be personally identified. Please see my answer to a previous posting for debts, amounts, and minimum monthly payments. I intend to carry the loan at minimum for 1 year and at longest for the entire 5 year term.
You list a student loan at 6.75% APR. Why are you refinancing this loan at a higher rate? Thank you.	It is a lower monthly payment due to the extended term.

Member Payment Dependent Notes Series 592932

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
592932	$25,000	$25,000	11.12%	1.00%	October 20, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 592932. Member loan 592932 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	6.40%
Length of employment:	10+ years	Location:	denver, CO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Expand my law practice into new ethnic enclaves in the denver area, aided by an interpreter/investigator who speaks russian, german and hebrew, and by an ad campaign in the russian speaking weekly. Borrower added on 10/08/10 > The russian language ads have started and have already resulted in numerous contacts via my interpreter. I also plan to augment the russian language ads with similar ads the the most popular local english language weekly. Borrower added on 10/08/10 > Former prosecutor with high name recognition in the legal community. Also, popular locally as essayist on criminal defense issues. Borrower added on 10/11/10 > Meeting today with a possible strategic alliance, a civil lawyer literate and fluent in german and spanish, to widen the variety of cases that we can accomodate. Borrower added on 10/12/10 > The civil lawyer is amenable to working with us on a series of cases we have been investigating, which should also bring in more criminal cases. Borrower added on 10/14/10 > As many as 60 russian language families appear to have been victimized by a mortgage scam, which will likely result in a class action, with me as one of the lead attorneys. So far we have summaries from about 10 of them, with more to follow. Borrower added on 10/18/10 > As of wednesday afternoon, my credit card machine will be running, which has been delayed due to the issue of running new lines into this beautiful old house. Multiple new clients are already waiting for this, so they can pay for new cases.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	3
Revolving Credit Balance:	$6,416.00	Public Records On File:	0
Revolving Line Utilization:	36.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 593048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593048	$24,000	$24,000	11.49%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593048. Member loan 593048 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Flextronics RTS	Debt-to-income ratio:	10.15%
Length of employment:	2 years	Location:	Alpharetta, GA

Home town:
Current & past employers:	Flextronics RTS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Paying off Bank of America Credit card with the personal loan.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$33,003.00	Public Records On File:	0
Revolving Line Utilization:	54.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Flextronics RTS and where did you work prior to that?	I am a Director at Flextronics RTS and I used to be a Director at Verizon Wireless
What are the interest rates of the debts you are consolidating with this loan?	9.99% and 8.45%. I anticipate paying off the consolidation loan between 6 months- year as a majority of the consolidation is business related and will be reimbursed to me.

Member Payment Dependent Notes Series 593242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593242	$21,000	$21,000	11.86%	1.00%	October 25, 2010	October 19, 2015	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593242. Member loan 593242 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,167 / month
Current employer:	ibew local union #3	Debt-to-income ratio:	8.69%
Length of employment:	10+ years	Location:	white Plains, NY

Home town:
Current & past employers:	ibew local union #3
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,858.00	Public Records On File:	0
Revolving Line Utilization:	61.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 593253

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593253	$10,000	$10,000	11.86%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593253. Member loan 593253 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Conway Feed & Garden	Debt-to-income ratio:	24.60%
Length of employment:	10+ years	Location:	Conway, SC

Home town:
Current & past employers:	Conway Feed & Garden
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > This loan is for Debt Consolidation. I have a good job and have always kept my accounts in good standing. I am looking forward to doing business with your company. This loan will help me and my spouse with a home business project. Spouse has additional income that can be used for loan payments, so we have good budget for loan. Borrower added on 10/11/10 > I would like to thank those who have invested so far, consolidating my debt will also help me plan for my son's College Edusation. Borrower added on 10/12/10 > My computer had a power blink when I wrote my last comment, and I am so sorry I did not realize that I had a word spelled wrong....Education... Thank you. Borrower added on 10/18/10 > I would like to thank all of the investors that have contributed to my loan thus far, It will be used very wisely. Thank you.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	7
Revolving Credit Balance:	$6,283.00	Public Records On File:	0
Revolving Line Utilization:	28.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Conway Feed & Garden?	Type your answer here.I am the bookkeepper/ office manager..have been there 13 years.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	Type your answer here.Consolidating all debt into one payment. Thank you
You say you have kept your books in good standing then, why is there one delinquency showing for the past 2 years and there's one since the last 7 months?	Type your answer here.I was unaware of this. I will check on this and verify the problem. Thank you
Please detail the balances and APRs of the cards you are consolidating. thanks!	Type your answer here. The balance of this loan will pay off all credit card debt at a much lower rate than I currently have. Thank you
Please list your debts: current balance, interest rate, monthly amount paid (not due, but paid). Do you have any additional debts (car, school loan, etc.)? What does your spouse do and how much (take-home) income does spouse add to that listed on your listing?	Type your answer here.My spouse makes $40,000.00 My husband is a Firefighter for the city. All balances on current credit cards will be paid off with this loan at a much lower rate than I currently have.

Member Payment Dependent Notes Series 593362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593362	$5,400	$5,400	7.14%	1.00%	October 20, 2010	October 19, 2013	October 19, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593362. Member loan 593362 was requested on October 5, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Interstate Building Maintenence	Debt-to-income ratio:	15.84%
Length of employment:	< 1 year	Location:	pennsauken, NJ

Home town:
Current & past employers:	Interstate Building Maintenence
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,576.00	Public Records On File:	0
Revolving Line Utilization:	68.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is currently endangering your behind?	That was really just something funny I wanted to put in there. I am getting married next year and it seemed like everything needed a deposit by last week. By receiving this loan I will be able to pay my debts in a more managable way.
What kind of debts are you consolidating with this loan ? Will assuming this loan and paying off others lower overall monthly payments ?	I will be paying off credit card debts with this loan. This will drastically reduce monthly payments and almost 60 percent reduction in interest charges.

Member Payment Dependent Notes Series 593370

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593370	$25,000	$17,500	13.23%	1.00%	October 26, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593370. Member loan 593370 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,089 / month
Current employer:	M-DCPS	Debt-to-income ratio:	12.18%
Length of employment:	10+ years	Location:	HIALEAH, FL

Home town:
Current & past employers:	M-DCPS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,666.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the balance of your mortgage and what is the current value of your house	$177,000 is the balance on my mortgage. I do not know the current value of the house, but in 2008 it was appraised at $315.000.
is this loan to pay for expenses incurred already for your home and currently in your credit card, or are these additional expenses?	This loan is to finish the home improvement, not to pay off any credit cards. I do not like to use my credit card with such a high interest rate.
What are your budgeted monthly expenses?	$1,800
Position at Miani Dade County Public Schools? a-n-d In YEARS, how long do you intend to service loan (keep active) before payoff?	19 years with Miami-Dade County Public Schools as supervisor of school bus maintenance. My goal is to finish remodeling and then do a refinance on the house and pay the loan off within a year.

Member Payment Dependent Notes Series 593417

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593417	$20,000	$20,000	13.23%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593417. Member loan 593417 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Target	Debt-to-income ratio:	23.98%
Length of employment:	6 years	Location:	Washingtonville, NY

Home town:
Current & past employers:	Target
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,988.00	Public Records On File:	0
Revolving Line Utilization:	70.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
My questions: (1) What is current position (Job/What you do) for employer Target Corp? (2) Transunion Credit Report shows $23,988 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	I am a store manager. I will be paying off some of my credit cards and selling my house. I currently pay 600 in monthly bills to my CC. I plan on paying my loan off in one to two years.
1. Please state what you do for Target 2. Please list the debts that you will pay off with this loan along with their current balances and interest rates. Thanks.	I am a store manager. I will be paying off some of my house that I will be selling and paying down CC debit.
What is the purpose of this loan? Do you plan on paying this loan off early? What are your monthly expenses? Thank you for your prompt reply.	I will be using to pay off some of my house that I am selling and paying down CC debit. My monthly expenses are 4000 and I do plan on paying off in one to two years.
Do you manage the entire store?	Yes
Do you have a savings plan in place in the event of an unforeseen event? i.e. do you have any emergency fund of 8 months of your monthly expenses? Any other liquid savings? Thanks in advance for your response?	Yes I have a savings plan and I have 6 months of salary.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2.Please list your loan amounts & interest rates that you will be paying off. 3.Are you the sole wage earner? Thanks.	My rent is 2200. I have two car payments of 1000. Insurance is 100, utilities are 300. food and other household expenses are 800. School loan is 300. I will be paying off some of my house that I am selling and am upside down in and one CC that has a 19.9% interest rate

Member Payment Dependent Notes Series 593642

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593642	$25,000	$25,000	11.86%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593642. Member loan 593642 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,167 / month
Current employer:	Moser architecture studio	Debt-to-income ratio:	16.51%
Length of employment:	4 years	Location:	North Las Vegas, NV

Home town:
Current & past employers:	Moser architecture studio
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Paying off higher rate credit cards.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,197.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Moser architecture studio?	I am a project manager. I take a project from design all the way thru construction.
What are the interest rates of the debts you are consolidating with this loan?	Well I have two cards that have a 0% until Dec. and they they will go up to 15.99% & 18.99 and one other card that is at 12.99%. One of the 0% cards will go back and charge interest from the start of using the card if not paid off by Dec.
1.Please list your monthly expenses by type & amount (mortgage/rent , car, utilities, insurance, phone, internet, food, gym, childcare costs). 2Are you the sole wage earner? Thanks.	Mortgage $1,200 Utilities $600.00 includes power, water, sewer, phone, cell phone, internet & Cable Food $500 spousal support $750. I got divorced early this year and that is one of the reason I have this debt. I just got re-married so I am not the sole provider in my house and she gives me $1000 a month for bills she makes over 50,000 a year.

Member Payment Dependent Notes Series 593712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593712	$12,500	$12,500	15.95%	1.00%	October 21, 2010	October 20, 2013	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593712. Member loan 593712 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	USPS	Debt-to-income ratio:	9.75%
Length of employment:	10+ years	Location:	Los Angeles, CA

Home town:
Current & past employers:	USPS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Need to consolidate existing bills into one so that it can be easier for me. Medical issues caused my wife to lose job and therefore making it difficult for us to keep up with family of 6 and our bills. Please Assist. We're now getting back on our feet - this loan will make it better. Thank you!

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	12	Months Since Last Delinquency:	21
Revolving Credit Balance:	$9,953.00	Public Records On File:	0
Revolving Line Utilization:	63.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the interest rates on the debts you are trying to consolidate?	I don't know exactly - will have to check, but I do know they are above 20%
Thanks. Is your wife working now? What are your monthly expenses, e.g. rent car etc	Wife is disabled and cannot work. Credit Cards and rental info on file with lending club/ pls ask them - do not want to post this publicly.
Sorry to hear of your wife's health issues. With her no longer being able to work, you've probably lost a significant portion of your household income. What assurance can you give us that you will be able to make timely payments on this loan ? Thanks for your answer.	Yes, the bills stacked up and had to borrow from friends and family. Since being approved for SSD we have repayed friends and family and just have the current remaining credit card bills that we didn't have enough to payoff, but don't want to live paycheck to paycheck. We want to pay those off and only have one payment that we can manage better. So to answer your questions, with the added income we know we will be able to repay this loan.

Member Payment Dependent Notes Series 593829

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593829	$8,000	$8,000	19.79%	1.00%	October 21, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593829. Member loan 593829 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,916 / month
Current employer:	n/a	Debt-to-income ratio:	12.21%
Length of employment:	n/a	Location:	Oregon, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I am going to use the loan for new windows for my house. I am a good borrower because i have paid back other loans on time always. I take care of my budget well. I have a secure income. Borrower added on 10/06/10 > I will pay off some credit cards also.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	51	Months Since Last Delinquency:	62
Revolving Credit Balance:	$6,116.00	Public Records On File:	1
Revolving Line Utilization:	57.20%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was the reason for the public record seven years ago? What is your source of income?	Job abolishment, had to bump on a job with no expenses when I had credit card debt. I had back surgery in 2005 so now I am on disability from the railroad with permanent nerve damage..
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I have sent in documents already, they are reviewing them.

Member Payment Dependent Notes Series 593853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593853	$10,800	$10,800	17.19%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593853. Member loan 593853 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Cornerstone Appraisal Services	Debt-to-income ratio:	14.32%
Length of employment:	4 years	Location:	Las Vegas, NV

Home town:
Current & past employers:	Cornerstone Appraisal Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > Just a quick note on my work. I perform replacement cost appraisals for large homeowners insurance companies nationwide. I have been in the same industry for 18 years and business is very stable. Many of my clients are high net worth clients who are changing insurance carriers to cut expenses. Due to the recent downturn in the economy, my business has been growing every month. Borrower added on 10/13/10 > In addition, the loan is going to be used to consolidate credit cards which were used to buy things for the home I purchased last year. After looking at the interest charge, it appeared to be a better move to obtain a loan and put all of them in one payment. I do not use credit cards frequently and never have and when I did/do use them I pay them off every month. There were expenses associated with the purchase of my home that were necessary, such as furniture and other small things. I would like to have one monthly payment, instead of 5!. Thanks!!

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2005	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,952.00	Public Records On File:	0
Revolving Line Utilization:	37.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
welcome back- again, again and again. May this time will be successful.	Ya it's me again!! I have been waiting on the IRS to post my 2009 tax return. I purchased a house last year and they did not have the correct address, therefore they did not process it until last week.
Are you self employed or do you work for somebody?	I am an independent contractor. I work for various insurance companies and contract companies who send me work. So I am basically self employed.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	The documents were sent over the weekend to credit@lendingclub.com.
What do you plan on using the requested funds for?	I am planning on using the funds to pay off all of my credit cards. To have one monthly payment. Thanks!

Member Payment Dependent Notes Series 593946

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593946	$10,000	$10,000	7.51%	1.00%	October 25, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593946. Member loan 593946 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,583 / month
Current employer:	WOW	Debt-to-income ratio:	24.46%
Length of employment:	< 1 year	Location:	Middletown, NJ

Home town:
Current & past employers:	WOW
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,043.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 593976

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593976	$20,000	$20,000	11.49%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593976. Member loan 593976 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,333 / month
Current employer:	cohoes police dept	Debt-to-income ratio:	4.64%
Length of employment:	10+ years	Location:	troy, NY

Home town:
Current & past employers:	cohoes police dept
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,479.00	Public Records On File:	0
Revolving Line Utilization:	59.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe Smart Tuition for my daughters tuition payments which is $500 monthly with a blance of 4000. I owe attorneys fees of $4000 for the adoption of my daughter and i owe 11,000 on 1 credit card with a monthly charge of 250 monthly. All will be paid off by loan. I am a Police Sgt at my job
What is "Smart Tuition"? Is your daughter in a private elementary or high school?	Type your answer here.smart tuition is for st pius private catholic school k-8
Can you pleas list your monthly expenses.	Mortgage $1450 Credit card, lawyers fees and tuition (which will be payed with this loan) $850 monthly. Car ins 100 monthly . Electric and gas $200 cable $100
I'd like to help but have a couple questions first. How was the debt accrued? Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	The debt accrued from expenses due to the adoption of our daughter. I am the sole wage earner in the house, my wife gets minimal social security benefits due to a chronic illness. We have no investments

Member Payment Dependent Notes Series 593978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
593978	$15,000	$12,800	17.56%	1.00%	October 25, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 593978. Member loan 593978 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Capital One Bank	Debt-to-income ratio:	18.13%
Length of employment:	1 year	Location:	New York, NY

Home town:
Current & past employers:	Capital One Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Paying off all of my credit cards Borrower added on 10/08/10 > I have perfect credit history. My DTI is a bit off due to my co-signing for a student loan and car. I make 90+ a year and I am a disabled veteran receiving a pension of $540 month. I have about $2400 disposable income. This loan is to pay off my credit cards that I am paying 18.5 to 21% on. Borrower added on 10/16/10 > Feel free to contact me with any questions you may have.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	80
Revolving Credit Balance:	$15,052.00	Public Records On File:	0
Revolving Line Utilization:	85.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	PNC Bank credit card $9604 at it has 2 different interest rates associated with it 5.24 and 20.99 (averages 18.5% due to 2 different balances) Citi Bank Line of Credit $2,914 at 18.75% Chase Credit Card $2,105 at 13.5% All of these will be paid off. I also have another credit card with a balance of $1,696 at a rate of 10.25% I have a total of $39,000 in student loans at 3.75% I hope this is a sufficient answer and I appreciate your consideration. Best Clint
I wouldnt say perfect credit history, something has caused you to be an "E" risk. I would like to invest. please pay on time and do not default on this loan as lots of normal everyday people are helping you out with it, and would not like to lose out on our money. Not some big bank. Thank you.	I will absolutely pay on time and not be a bad investment. I appreciate any help! Thanks for the consideration.
Why do you want to pay off your student loans, which are at such a low rate, with this much higher interest loan? Seems like bad math to me. As well the other cards with the lower (than this loan) rate? Please help me understand your thinking so that I can better evaluate my risk should I invest. Thank you for your time.	I'm only paying off the credit cards and a unsecured line of credit at Citi. The lower interest rate cards are compounded monthly vs annually which makes the rate actually worse. The student loans are going to stay. Not only are they a lower interest rate, they are tax deductible as well. The secondary reason for my trading the credit card debt in for this loan is to raise my credit score by reducing my revolving debt ratio. Thanks for considering investing in my loan. Best

Member Payment Dependent Notes Series 594030

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594030	$16,000	$16,000	11.49%	1.00%	October 20, 2010	October 20, 2015	October 20, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594030. Member loan 594030 was requested on October 6, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Childrens Memorial hospital	Debt-to-income ratio:	17.80%
Length of employment:	5 years	Location:	Chicago, IL

Home town:
Current & past employers:	Childrens Memorial hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/06/10 > I recently finished graduate school(Just received my PHD in genetics). I have a stable job at a children's hospital (I do cancer research). I would be using this loan to consolidate the credit card debt that I accumulated during grad school(a time when i was making 1/3 the money that I am now). Borrower added on 10/09/10 > This loan would really change things in my household. It would save nearly 10% in interest charges alone. My monthly budget is ~$2250 (after taxes are taken out; not including bonus); this would make it very easy to pay back this loan. To prove my ability to pay back this loan, In over 10 years of having a credit cards i have NEVER missed a payment! Adding to that is the fact that i have also never missed Rent/utility payment in over 10 years. This loan will just make it easier to pay everything off much more quickly.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,304.00	Public Records On File:	0
Revolving Line Utilization:	28.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your $ monthly costs (rent, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	With this loan I would pay off all credit cards. Insurances is already deducted by my employer. Phone/cable/int=$150 (I have a roommate, we split all utility bills. My rent is $300/month. I have no car payment. Gym=$50/month. Food is ~60/week. I have NO childcare/tuition costs.

Member Payment Dependent Notes Series 594052

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594052	$12,250	$10,100	13.98%	1.00%	October 22, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594052. Member loan 594052 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Bruschetta and Co.	Debt-to-income ratio:	22.55%
Length of employment:	3 years	Location:	Miramar, FL

Home town:
Current & past employers:	Bruschetta and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > I am currently a manager of an Italian restaurant in Miami. The details of this lone are simple, I can consolidate my loans in order to help repair my family's home and to help my mother with her medical bills.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,050.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	I was previously renting, and have moved in with my parents due to recent financial status on their behalf. I do not have a mortgage, but I do have a car loan. It is my second as I paid one off recently. I am on salary, so my income is steady. I will gladly answer any other questions you may need to know.

Member Payment Dependent Notes Series 594111

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594111	$20,000	$19,525	19.04%	1.00%	October 21, 2010	October 21, 2013	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594111. Member loan 594111 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Food Haulers Inc.	Debt-to-income ratio:	15.39%
Length of employment:	8 years	Location:	Belleville, NJ

Home town:
Current & past employers:	Food Haulers Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1992	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,882.00	Public Records On File:	0
Revolving Line Utilization:	42.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi- I would be interested in funding your loan- could you please have your income verified by Lending Club. Best of Luck.	Hello. I will contact Lending club first thing monday morning. Thanks.
Good Morning, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Hello. I will contact Lending club first thing monday morning. Thanks.
wha are the 7 inquiries in the last half year from? did any result in new loans?	Hello. Yes I took a small loan of 7,500 but has a 29.09 apr and I want to pay it off with this new loan at 19.00 apr. I also leased a car recently. Thanks for the interest.
My questions: (1) What is current position (Job/What you do) for employer Food Haulers? (2) Transunion Credit Report shows $15,882 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (3) Loan is $4,000 more than Transunion Credit Report indicated debts. What specific debts are being consolidated/refinanced that are not included in credit report total? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Hello. I'm a truck driver for Food Haulers. The ones that I'm looking to pay off are: 1) citifinancial $ 7,500.00 2) banco popular $7,300.00 3) chase $2,300.00 4) capital one $1,500.00
Can you please describe your debt and how much you owe on each debt?	Hello! citifinancial $7,500.00, banco popular $7,300.00, chase $2,300.00 and capital one $ 1,500.00.
Since this is a debt consolidation loan, please list each debt you have (type/amount/APRs) and indicate which you will and will not consolidate with this loan. Thank you!	Hello, 1) citifinancial $7,500.00 2) banco popular $ 7,300.00 3) chase $2,300.00 4) capital one 1,500.00
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will contact lending club first thing monday morning. Thanks.
- are you the sole wage earner in your household? If not, what is the total net income after taxes, 401k, etc? - Do you have a plant to reduce your dependence on credit card debt? - What are the balances/APRs/monthly payments on the debt you won't be paying off? - Please give your monthly budget - itemize your expenditures - How much do you save each month? Thanks for your answers!	Hello. I'm not the sole wage earner in my household. My plan is to consolidate the following credit cards into one easy payment: 1) citifinancial 29.09 APR/ $7,500.00 2) banco popular 22.00 APR $7,300.00 3) chase 29.09 APR $2,300.00 4) zales 29.09 APR $ 2080.00
Please individually list your debts, balances, APR, and min mo payments, and please specify which ones will be consolidated (paid off) by this loan and which ones won't.	Hello, These are the debts that I want to pay off: 1) citifinancial $7,500.00/ 29.09 APR 2) banco popular $ 7,300.00/ 22.00 APR 3) chase $ 2,300.00/ 29.09 APR 4) zales $ 2,080.00/ 29.09 APR
Please address how you got into debt and your plans for getting out of debt?	I want to make things a little easier for me to get out of debt. I plan to consolidate four of my credit cards into one easy payment. I'm not getting a great rate with lending club but it is better that what I'm paying to my credit cards.
You are requesting more than your total revolving credit balance (as shown in the summary we investor's see), what is the purpose of the remaining $$ you are borrowing?	Hello. I want to pay off some of my credit cards and make life a little easier for me. I will be paying off three mayor accounts and have one simple payment every month.Thanks.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will contact lending club on monday. Thanks.
Thanks for reply. You omitted answering this question:(4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 3-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders nothing useful; instead an approximate number of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Dear lender. I will pay this loan in 3 years.

Member Payment Dependent Notes Series 594180

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594180	$9,000	$9,000	7.88%	1.00%	October 22, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594180. Member loan 594180 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,700 / month
Current employer:	Harvard University	Debt-to-income ratio:	4.06%
Length of employment:	< 1 year	Location:	Cambridge, MA

Home town:
Current & past employers:	Harvard University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,259.00	Public Records On File:	0
Revolving Line Utilization:	13.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What's your job at Harvard? What's your loan for (be as specific as possible)? How do you plan on repaying the loand?	Im an animal Tech. & i work in one of the many labs that they have over @ Harvard. The loan is in order so that i can assist in the moving & relocating of some family members that are going through tragic circumstancs.I plan on repaying the loan bye Directing deposits directly from my work & personal accounts.

Member Payment Dependent Notes Series 594289

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594289	$22,000	$15,050	16.32%	1.00%	October 22, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594289. Member loan 594289 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Constellation Energy	Debt-to-income ratio:	24.43%
Length of employment:	10+ years	Location:	Ridgecrest, CA

Home town:
Current & past employers:	Constellation Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > Consolidating high interest credit cards.

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,477.00	Public Records On File:	1
Revolving Line Utilization:	83.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Type your answer here. Chase Visa $11,000 , Payment $350 Capital One Loan $5000 Payment $424 Capital One Mastercard $4000 Payment $200
My questions: (1) Why the Bakruptcy filing 115-months gao? and What was final disposition of filing? (2) What is current position (Job/What you do) for employer Constellation Energy? (3) Transunion Credit Report shows $32,477 Revolving Credit Balance. Is any Home Equity Line of Credit (HELOC)? AND How much $ are you now paying per month for all the credit card/other debts? (4) Lending Club loans feature NO $ penalty for early payoff. You initially selected 5-years term. In YEARS, how long do you intend to service (keep active) this loan before final payoff? ("As soon as possible" answers tell lenders absolutely nothing useful; instead an approximate n-u-m-b-e-r of years answer is very helpful.) Thanks for answers. Lender 505570 USMC-RETIRED	Type your answer here. 1: The Bankruptcy was do to having rentals and the rentals could not be sold for what was owed on them. The bankruptcy was discharged in 2001. 2: Current job position is a Control romm operator operating a power Plant. 3: On the differene in this loan amount and the amount being borrowed, the difference is a credit card with the local credit union which is a low interest card 8.0% fixed. I am looking to borrow this money to pay off the high interest cards and a loan with Capital one that are at 24.99% 4: No Home Equity Line of Credit, my total monthly payments which includes utlities payments and includes this loan is $4500 a month. 5: On this loan, most likely will pay-off loan early in about 3 years from know.
What power plant do you work for? Is there any chance it will be shut down in the near future or any reason you might leave it? Do you still have rental property and if so how is it performing? (income and expenses) Thanks	Type your answer here. No I work for Constellation Energy, we have a 10 year contract still, so unless the utility buys out the contract, then no there is not much chance. If that happens then yes I would most likely transfer to another facility in our company.
how much do you owe on your mortgage and how much is your house worth according to zillow.com?	Type your answer here. The house Loan is 202,000 and worth 220,000

Member Payment Dependent Notes Series 594374

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594374	$5,600	$5,600	13.23%	1.00%	October 21, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594374. Member loan 594374 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,358 / month
Current employer:	Oce Business Sevices	Debt-to-income ratio:	13.42%
Length of employment:	8 years	Location:	Monrovia, CA

Home town:
Current & past employers:	Oce Business Sevices
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > This is a "start up" fee for a very exciting business program I want to get involved in. Cas Revolver refers to one of my programs in this system!

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1989	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	31	Months Since Last Delinquency:	21
Revolving Credit Balance:	$12,213.00	Public Records On File:	0
Revolving Line Utilization:	46.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What type of gun are you buying for $5600?	A business start up fee. Not a gun!
What kind of business are you investing in?	Type your answer here. It is a "Travel business" that requires start up cash for a website and other tools that are needed to get the business functioning like any other business. Although it takes minimal capital like I am requesting.

Member Payment Dependent Notes Series 594452

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594452	$14,000	$14,000	11.86%	1.00%	October 21, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594452. Member loan 594452 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,167 / month
Current employer:	Shefsky & Froelich, Ltd.	Debt-to-income ratio:	6.74%
Length of employment:	4 years	Location:	Chicago, IL

Home town:
Current & past employers:	Shefsky & Froelich, Ltd.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > I am a stably employed attorney with a law firm. I am seeking this loan to cover expenses related to an unanticipated and emergency need to gain immediate custody, guardianship and ultimately adoption of my 10 month year old granddaughter. My young adult stepson and the child's mother are in no way able to raise the baby and have agreed to my husband and I raising the child permanently. I need to acquire legal and full custody ASAP given existing circumstances in order for the baby to have a stable life with us. As this situation arose under emergency circumstances, I do not have the liquidated funds to cover the legal and other related fees and am seeking this loan to do so. I definitely have the capacity to pay this loan back without any problem and my credit attests to my financial responsibility in paying debts in a timely fashion with no abuse. In fact, my plan is to pay off this loan very early. Among other resources, I typically receive a significant bonus at year's end. Borrower added on 10/19/10 > I have just verified with a Lending club credit review team representative that my husband's credit report, showing a 96 month old public record,was in error somehow crossing with my information seen by investors. I am assured this error has been fixed now.

A credit bureau reported the following information about this borrower member on October 5, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,521.00	Public Records On File:	1
Revolving Line Utilization:	35.60%	Months Since Last Record:	92
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the public record on file? Was it a bankruptcy? Please provide details. Thanks!	Type your answer here. I do not have a public record on my credit report. I have not ever had a judgment against me, or a bankruptcy or any thing else that would result in such a record. This is an error. Perhaps the credit review team can address this error. I hope so. Thanks, so much!
Could you explain the public record on file, from 92 months ago. (This comes from your TransUnion credit report, and that's all the detail visible to investors. Other investors won't be able to give you more details, but TransUnion might be able to.)	Type your answer here. I do not have a public record on my Transunion report, or any of the other credit reports available. I just check mine to be sure via the FICO website. This is a mistake that I have tried to have addressed by the credit review team. I think my husband's credit is being mixed up with mine. He had some issues many years prior to our even meeting. I have never had a judgment, or a bankruptcy or any other proceeding against me that would result in a public record. I really hope that the credit review team will address this error. Thanks, so much.

Member Payment Dependent Notes Series 594522

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594522	$25,000	$20,050	19.04%	1.00%	October 22, 2010	October 21, 2015	October 21, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594522. Member loan 594522 was requested on October 7, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$25,000 / month
Current employer:	Zebra Technologies	Debt-to-income ratio:	7.76%
Length of employment:	< 1 year	Location:	Hawthorn Woods, IL

Home town:
Current & past employers:	Zebra Technologies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > Finish out basement

A credit bureau reported the following information about this borrower member on October 7, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,794.00	Public Records On File:	0
Revolving Line Utilization:	16.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
$25,000 (TWENTY-FIVE THOUSAND) Gross Income Per M-O-N-T-H and you've only worked @ Zebra Technologies less than 1 year?	I was recently recruited away from previous employer. My tenure with current employer does not indicate my overall experience level. I have over 20 years of professional experience as well as an MBA from a top-tier school. Income is documented / verified.
Please provide a detailed loan description. Who was your prior employer and for how long?	Since multiple people have asked similar questions, I will attempt to provide answers here: - loan is to finish out my basement - most of my liquid funds have been tied up in doing major remodeling work to my home (hence why I am looking for loan even though I have high income) - with state of housing market, HELOC market is iffy / time consuming and looking for a convenient / quick loan to be able to use same contractors that are doing remodeling to my home to do the basement as well; using same contractors will also get me better rates vs finding new crew to do one-off basement job - have asked LC to let me know what else they need to verify my income so hopefully should be updated shortly
Please Verify your income	Income is verified and should be denoted as such on the LC loan profile.

Member Payment Dependent Notes Series 594718

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594718	$15,000	$15,000	7.88%	1.00%	October 25, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594718. Member loan 594718 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,239 / month
Current employer:	US Army Corps of Engineers	Debt-to-income ratio:	18.06%
Length of employment:	4 years	Location:	Alexandria, VA

Home town:
Current & past employers:	US Army Corps of Engineers
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > This loan will actually serve two purposes: 1) It will fund our wedding in May 2) It will pay off our high interest credit cards I've never been late on a payment for anything. I have a stable/secure job with the federal government. Along with saving on interest from the credit cards, I will have more money available in my monthly budget overall due to a lower total of my monthly obligations.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,731.00	Public Records On File:	0
Revolving Line Utilization:	45.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your take-home pay after taxes and how much are your fixed monthly expenses?a	My fiancee and I live together so our budget is also done together. We take home $5200 per month and our fixed costs are approximately $3800 per month. I'd also like to note that this figure includes a $550 car payment that will be paid off next June.
I'd like to invest in your loan, but first, please give us a summary of your revolving credit balance-how many cards do you have, what are the balances, and what are the interest rates? Thanks!	Ok, we have 4 credit cards. 1) Credit Union Visa - Balance $3500 Rate 8.9% 2) Air Tran Visa - Balance $4000 Rate 16.24% 3) Discover - Balance $4000 Rate 0% until next January, I had transferred a large balance to this early this year for the 12 month 0% promotional rate 4) Mervis Diamond - Balance $1000 Rate 0% Until February, 6 month promotional rate, this was used to finance part of the engagement ring purchase The rates for the Discover and Mervis card are 19.99% and 29.99% respectively after the promotional periods. However, I intend to use this loan to pay them off prior to that. I also intend to pay half of the Air Tran Visa and the rest will goes towards the wedding.

Member Payment Dependent Notes Series 594768

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594768	$22,750	$20,800	15.21%	1.00%	October 25, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594768. Member loan 594768 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	AM Skier Agency	Debt-to-income ratio:	16.19%
Length of employment:	9 years	Location:	Narrowsburg, NY

Home town:
Current & past employers:	AM Skier Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > My employment is at an insurance agency in which I have been employed at for 9 years. My employment is very stable. I am applying for this loan to consolidate debt into one monthly payment. My long term goal with this loan is to be debt free in 5 years. The reason I am a good candidate is because I am never late on making my payments and I have had a loan from Lending Club before which was paid in full. Borrower added on 10/12/10 > I also wanted to add that I have part time employment on the weekends. I have been at my part time job for approx 5 years.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,443.00	Public Records On File:	0
Revolving Line Utilization:	85.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the balances and APRs of the cards you are consolidating. Thanks!	These are the balances of what I currently owe and in which I intend to use the loan to pay for: Discover $3,932; 401K Loan $1,059, Agency Loan $2,175. Prosper Loan $2,653 and a Family Loan of $2,550. The balance will be used to pay for Bank of America which is approx $23,215.82. By sending approx $9,000 to Bank of America it will reduce the interest rate which is alot higher than Lending Club and also reduce my monthly payment greatly.
Since this is a debt consolidation loan, please detail all of your debts. List the amount, interest rate, amount you pay each month, and which ones will and will not be paid off with this loan.	Discover-$3,932 I am not sure of the interest rate I think possibly 15-16% and I the amount pay each month is $80.00. Prosper Loan-$2,763. Interest Rate is 34.35% and amount paid each month is $119.04. 401K Loan-$1,059 and the interest rate is 4.5% and the amount paid twice a month is $11.54. Agency Loan-$2,175 with no interest rate and amount paid twice a month is $25.00. Family Loan-$2,500-no interest rate and the amount paid each month is $100 to $200. Bank of America-$23,215.82 and the interest rate is 16.99% and the amount I paid each month is $499-$506.00. All of the above will be paid with this loan in full with the exception of Bank of America. The balance of the proceeds left over will go to Bank of America. By making an approx $9,000 payment it will reduce the interest rate and my monthly payments to a much lower amount.

Member Payment Dependent Notes Series 594789

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594789	$25,000	$25,000	10.75%	1.00%	October 21, 2010	October 22, 2013	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594789. Member loan 594789 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,417 / month
Current employer:	SEIA	Debt-to-income ratio:	15.70%
Length of employment:	2 years	Location:	washington, DC

Home town:
Current & past employers:	SEIA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > I will be using the funds to pay off expenses related to a kitchen remodel that was comleted in May. Consolidating all the individual payments into a single payment, will allow me to better manage my finances and avoid late payment charges due related to multiple payment due dates. "Tightening it up" measures have included bringing my lunch to work (savings of $50/week) and walking to work ($90 savings/week). My job is very stable and I have continually received increased levels of managerial and other responsibilities during my tenure.

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$34,912.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Thank you for your inquiry and interest in funding my loan. Here are the credit card debts : * Citi MC: $8000, 16.99%, $220/mo, will be paid off and closed * Capital One Visa: $22,000, 10.9%, $520/mo, will be paid down * Chase Visa: $5,500, 1.99% promo through 9/2011, $115/mo * Amex: $8,000 In addition, I have a monthly mortgage of $2,000. I have a monthly car payment of $575, owe $10,500 and it will be paid off 4/2012.
What kind of job do you have?	I work as a director for a national trade association which was founded in 1974 in the renewable energy industry.

Member Payment Dependent Notes Series 594814

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594814	$20,000	$20,000	11.86%	1.00%	October 22, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594814. Member loan 594814 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,117 / month
Current employer:	Capital Group Companies	Debt-to-income ratio:	2.89%
Length of employment:	9 years	Location:	Corona, CA

Home town:
Current & past employers:	Capital Group Companies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > Please help me fund this loan. If I am able to consolidate the Credit Cards and Loans using this loan, I should be able to save $232 per month. My budget looks like this: - Mortgage represents 20% on my monthly take home pay. - This loan and my Home Equity loan payments would represent 10% of my monthly Take Home pay. - The balance is used for utilities, food, services, entertainment and miscellaneous purchases. Things that make me a good borrower are - I value my credit score - I pay my obligation first before anything else - I have never defaulted on a loan The company I work for has been in business since the late 1930’s. The position I hold is an IT Application Development manager. Please let me know if you have any questions. And thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$63,900.00	Public Records On File:	0
Revolving Line Utilization:	34.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi, I would like to fund your loan. Can you explain the rather large revolving credit balance? thanks, Ron	I am trying to do a couple of different things with this loan request. 1) Pay off my Target Card 2) Pay off my wife's Cards (Romans, Chadwicks, Brylane) I did not know she had them and not too happy that they have such a large balance. 3) Pay off my wife's new loan. She just went to the bank and they ripped her off on the interset rate. 4) I am looking to purchase a KangenSD501. Approx cost $4200 Please let me know if you need any additional information..
What is the current interest rate and amount owed on the debt you wish to consolidate?	Hi... and thank you for the question. Currently the Target, BryLane Home, Chadwicks and Romans have an interest rate of 23.24%. My wife's personal loan is 18%. Please let me know if you have any other questions.
This is a 5 year loan. Do you expect to pay this loan off early?	I would like to have the loan payed off in 4 years. But I cannot commit to that at the moment.
What is the balance of your mortgage including second and heloc? What is the current market value of your home? What is a kangen sd501? $64k in RCB is pretty hefty. What steps are you taking to prevent this kind of debt from reoccurring?	Thank you for the questions. - Mortgage - $220,247.22 at 5.75% 30 yrs. I am 7+ years into this mortgage. (Current Value: $298,000) - No second mortgage - HELOC - $58,912.99 at 3.25% (Fed Fund rate plus 3%) - Personal Line of Credit: $1,700 Kangen SD501 is a medical device that ionizes tap water. I have rheumatoid arthritis and have found that drinking ionized water where the pH value of the water is 9.5 pH controls the symptoms and pain. I am fortunate that a neighbor has one and is letting me drink his water until I can purchase my own device. I am not sure what is being included in the Revolving Credit Balance. But here is all the possibilities. - HELOC - $58,913 - Target - $6,401 - BryLane - $350 - Chadwicks - $650 - Romans - $500 Because of the rate, I used my HELOC to buy a car (2006 Chrysler 300c), small home improvements and furniture. This is my first step in trying to get this under control. This loan will allow me to consolidate all the different loans and Credit Cards in to one loan. This should save me $232 per month. All the credit cards - expect the Target - are cut up and no more purchases are being made. I got my wife a separate bank account and I setup an allowance of $375 per month for her to spend on what ever she wants. She understands that she no longer has access to the main bank account and any of the credit cards. I hope this answers your questions. Please let me know if you need any additional information.

Member Payment Dependent Notes Series 594902

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594902	$16,100	$16,100	17.93%	1.00%	October 26, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594902. Member loan 594902 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,904 / month
Current employer:	Jacobs Engineering	Debt-to-income ratio:	9.00%
Length of employment:	10+ years	Location:	Marlton, NJ

Home town:
Current & past employers:	Jacobs Engineering
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > My wife and I recently did home improvements. We are applying for this loan so that we can have a fixed payment with fixed terms to get this paid off much faster.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,618.00	Public Records On File:	0
Revolving Line Utilization:	37.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Jacobs Engineering?	Hello....I am an HVAC (heating, ventilation, air conditioning) Designer for Jacobs Engineering...I have been employed with Jacobs for 11 years now. Please let me know if you need any additional information about my employment. Thank you, Scott
Please get your income verified and I will fund part of this loan.	Hello...My income was verified yesterday..... Thank you, Scott.
Hi - I encourage you to verify your monthly income with Lending Club, as it greatly increases lender confidence. Good luck!	Good Morning....I am more than willing to have my income verified for anyone who needs it....I was told that they would contact me to get this information. If this helps, I am a HVAC Designer for an Engineering Company in Conshohocken, PA...I have been employed with them for 11 years......In 2009 my annual earnings were 104,678.18. Let me know if you need any add'l information. thank you, scott
What do you plan on using the requested funds for?	Home renovations. A new kitchen
Any other household income not listed above? Can you list your debts w aprs you would like to consolidate?	Yes, my wife's salary.....It is only one card.....its just a discover card that we would like on fixed payment. Getting this on a fixed payment allows us to pay it off much quicker.

Member Payment Dependent Notes Series 594908

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594908	$16,750	$16,750	17.93%	1.00%	October 21, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594908. Member loan 594908 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Davis Polk	Debt-to-income ratio:	21.64%
Length of employment:	6 years	Location:	East Elmhurst, NY

Home town:
Current & past employers:	Davis Polk
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > Thank you to all the investors!

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2005	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,811.00	Public Records On File:	0
Revolving Line Utilization:	80.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will contact lendingclub first thing tomorrow morning.(10/12/10). Thank you
Any other household income not listed above which would be used to repay this loan?	I do have a second job. I did not submit pay stubs as I did not think it was going to be needed. Thank you
Can you please tell us the additional income?	I make an additional $500 a month. I am consolidating debt for a lower interest rate and an easier monthly. Thank you.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Sorry for the late reply, I have been busy. Lender Balance Interest rate % Monthly Capital1 3200 22 91 Merrick 1471 25 45 Bank of America 5162 19 134 Discover 2845 19 74 Citibank 1794 15 41 Chase 1592 21 44 *Sallie mae 13500 6 200 *Rent 1000 1000 Total 16064 429 * not included in totals. That is all the debt.Everything will be paid off EXCEPT Sallie mae. I am a Senior level Computer Technician for a Law firm in NYC from 9-5 M-F. After those hours I am a NYS motor vehicle inspector and ASE mechanic for Pepboys. This loan will give me the chance to get out of debt in 5 or less years. Thank you

Member Payment Dependent Notes Series 594944

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
594944	$11,200	$11,200	13.61%	1.00%	October 26, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 594944. Member loan 594944 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,717 / month
Current employer:	Southern California Edison	Debt-to-income ratio:	11.26%
Length of employment:	2 years	Location:	Ontario, CA

Home town:
Current & past employers:	Southern California Edison
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > Going from a part-time position, to a full-time, in a far away location. I need these funds to move my family, get an apartment, and a used vehicle more suited to the climate and terrain.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1994	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	To answer your questions: 1) I own my own home, no mortgage. 2) I and my sister own the house in a Trust, we are the only trustees. 3) No loans of any kind on the house. 4) My Realtor doesn't suggest using Zillow as an accurate resource for what homes cost, but we are selling ours currently for $259,900 and it has been on the market for about 2 weeks, and people are prepared to make offers now. After the sale of the house, I intend to completely pay off this loan.
Where did you work prior to Southern California Edison? Is the full time position you are getting also with Southern California Edison? Have you provided Lending Club with your future address and related contact information? Thank you in advance for your answers.	I was a "Part-time" employee with SCE 4 years on this September 11th. Yes, I have gotten a "Full time" position at SCE. We are currently looking for an apartment in Bishop, CA area.

Member Payment Dependent Notes Series 595074

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595074	$12,000	$10,450	17.93%	1.00%	October 25, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595074. Member loan 595074 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,833 / month
Current employer:	City of Mesa	Debt-to-income ratio:	2.27%
Length of employment:	10+ years	Location:	Gilbert, AZ

Home town:
Current & past employers:	City of Mesa
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/08/10 > This loan is for the adoption of our baby girl in Ethiopia. We plan on paying off the loan in 6 months to 1 year. Borrower added on 10/13/10 > We chose Ethiopia because there is a very great need for adoption there. There are about 5 million orphans in Ethiopia, most of whom will never have a permanent home or family. Our church also does a great deal of relief work in Africa. We have many friends who have chosen domestic adoptions and we fully support the adoption of children in the United States. After much prayer, we feel lead to adopt from Ethiopia. I hope this clears up any questions regarding our choice of adopting from Ethiopia. Borrower added on 10/16/10 > We just want to thank everyone who is investiing in our adoption loan. It means so much to us, we thank God for all of you! We are almost half way there! Please pass this on to anyone you know who may be interested in helping to fund out loan, it is a great investment. Borrower added on 10/20/10 > Thanks to everyone for investing. We only have two days left to fund our loan and we are only half-way there, so please consider helping to fund our loan, it is for a great cause!

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	35	Months Since Last Delinquency:	6
Revolving Credit Balance:	$4,539.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
home value and mortgage balance, please?	Home value is approximately 290,000. Mortgage balance is 228,000. I also have a second of 47,000.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I will email those out by tonight. Thank you!
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I work this evening and will have my last two paycheck stubs ready to email via pdf. I will also have my tax forms that were requested. Sorry for the delay, this is my first day back to work for the week.
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I just emailed the documents.
(Please respond to this when you submit your income verification -- not before) What does your spouse do for a living? How much $ does he/she earn? How did you choose Ethiopia as the birth country of your child?	My wife works for our church in the children's ministry. She makes about $200.00 dollars per month. I also work an extra-duty job which requires me to file a 1099. I make an extra $10,000 dollars per year on top of my regular duty job (W-2). W-2 and paycheck stubs have been sent.

Member Payment Dependent Notes Series 595079

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595079	$4,000	$4,000	13.61%	1.00%	October 21, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595079. Member loan 595079 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,025 / month
Current employer:	County of Marion	Debt-to-income ratio:	0.74%
Length of employment:	10+ years	Location:	MARION, SC

Home town:
Current & past employers:	County of Marion
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > Need this money to purchase a Fed-Ex Ground Route which will gross $1800.00 a week. Banks are tight fisted these days. Can anybody help me quickly, time is running out for me to buy this route. Borrower added on 10/15/10 > Need this money to buy a Fed-Ex Ground route which will gross $1800.00 a week. Need this money as soon as possible as time is running out for me to buy it.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1995	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	3	Months Since Last Delinquency:	24
Revolving Credit Balance:	$60.00	Public Records On File:	0
Revolving Line Utilization:	12.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please describe nature of major purchase? Also what do you do at your job? Thank You	My daughter works at Fed-Ex Home Delivery and they deliver packages to customers. This particular part of Fed-Ex is contractor work, they contract you out to deliver their shipments. A route and a chance to be a contractor is available in which I can buy the route, a 2008 chevy cargo van, and a gmc savannah 3500 box truck. My daughter not only will have work if I buy this for her but a chance to save her job.

Member Payment Dependent Notes Series 595104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595104	$20,000	$20,000	7.88%	1.00%	October 25, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595104. Member loan 595104 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Consol Energy	Debt-to-income ratio:	6.94%
Length of employment:	3 years	Location:	Wheelign, WV

Home town:
Current & past employers:	Consol Energy
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > This loan is to help my son consolidate his credit card debt. He is Active Duty in the Army and will be paying me the money back each month. I will ensure that this debt is paid off. I am a shuttle car operator (coal mine) for Consol Energy.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,676.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this loan? Can you list your monthly income, expenses, and loans (including mortgages)? How secure are your sources of income? Any foreseeable additional expenses/loans?	Monthly Household Income - $80000 Mortgage - $750 Car - $450 Purpose of Loan: Help my son consolidate his credit cards.
What do you do at Consol Energy?	Shuttle Car Operator
What debt are you consolidating? Only a small portion, $2,600, shows up on your report. Please list your debts and monthly expenses. Thank you.	I'm helping my son consolidate his credit card debt.
Your monthly income is $80,000? Isn't that yearly?	Sorry. Meant to type 8,000 monthly for household income.
What is the current interest rate and amount owed on the debt you wish to consolidate? Why didn't your son request the loan? What is his current rank and ETS?	He has 6 credit cards that he is trying to consolidate with interest rates in the 20% range. With my credit score I get a better APR than him. He is and E5 (SGT) and his ETS is 20130415.
I thank your son for his service and as my son has just recently finished his enlistment, know something of what you are going through. I have funded a small portion of this loan and think that the reason it may be slow to get funding is that investors don't know how to ask this question without giving offence. Do you realise you are taking on a personal obligation to repay this loan? Even if your son can not or will not repay you? My intention in asking this question is not to make your burden any heaver but perhaps to get your funding completed. My best wishes for you and your son	Thank you for your question. Yes I understand that by me taking out this loan I am fully responsible for paying it back. My son is currently paying over 1000 a month on these bills and is seeing very little progress with the interest rates being so high. I am putting my credit rating on the line vouching that my son will pay back this loan and if not I am responsible to ensure that it is paid back.
I thank you for your prompt and responsible reply. I had to do a similar thing for my son for debt he ran up on the last day before his second deployment and he paid it off responsibly as I'm sure your son will. I have transferred more money so I can take more of your debt if it arrives in time. I encourage everyone to take a little of this in order to rescue one of our solders from the pay day loan sharks!	Thank you and your son for his service. My son makes $3200 a month and if we got this loan to pay off his his debts his only major bills would be his apartment ($450 with utilities) and his car ($500).
A few more questions about your son: What was his initial enlistment date? What is his MOS? What is his marital status (single, married, divorced), and does he have any children? Does he receive any BAH to pay for his apartment? And finally, without going into too much detail, is he deployed, and what are the chances of him being deployed overseas during the three year term of this loan? I only ask, because deployments can be a great benefit to a single soldier's finances, but there is a significant chance that a married soldier will return home broke and on the verge of divorce.	His enlisted in April 2005. He has been active duty since 2007. He is single and has no children. Yes he receives BAH but I included that in his $3200 a month total after taxes. He got off his last deployment in July 2008 and his unit has no current date for another deployment.

Member Payment Dependent Notes Series 595127

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595127	$22,000	$22,000	18.30%	1.00%	October 25, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595127. Member loan 595127 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,688 / month
Current employer:	FootLocker INC	Debt-to-income ratio:	16.99%
Length of employment:	10+ years	Location:	WAIANAE, HI

Home town:
Current & past employers:	FootLocker INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > This loan would be used for Debt consolidation. I currently pay $1345 monthly for all credit/store cards. With this loan I would be able to pay off and close out almost all of these. Making my payments much much more reasonable, leaving me room to breathe at the end of the month. I have worked for the same company since 1988 and my job is secure and not going anywhere.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	60
Revolving Credit Balance:	$15,236.00	Public Records On File:	0
Revolving Line Utilization:	90.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is the purpose of this Loan?	Debt consolidation. Trying to get rid of credit card debt with high interest rates and high payments.
Can you list the debts with aprs you would like to consolidate?	When Providian was taken over and became Chase my credit card jumped to 29.99% Household bank is at 19.99% Merrick bank is at 26.45% Juniper 26.99% Discover at 24.99% These debts were mostly created (a good 75%) these past two years due to medical costs (new baby and Father in-law) and funeral costs (Father in-law)
Revolving credit balance on your credit report shows 15,000 but you are requesting $22,000. What is the extra $7,000 for?	I will be paying off and closing my wifes credit cards as well. I will also be paying off a dental bill from my daughters braces and the last of our medical bills that are due. I am trying to close out/pay off as many credit cards and bills as I possibly can. My wife is currently unemployed and we have just the one income which makes money tight at the end of the month.
- are you the sole wage earner? If not, what is the combined monthly post-tax/401k/health insurance income? - is the baby still incurring large medical bills?	I am the sole income provider for the family. My wife is currently unemployed. The baby is no longer incurring medical bills.

Member Payment Dependent Notes Series 595187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595187	$12,000	$12,000	10.75%	1.00%	October 21, 2010	October 22, 2015	October 22, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595187. Member loan 595187 was requested on October 8, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	URS	Debt-to-income ratio:	8.35%
Length of employment:	< 1 year	Location:	Stafford, VA

Home town:
Current & past employers:	URS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$28,342.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 595190

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595190	$25,000	$18,925	16.82%	1.00%	October 25, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595190. Member loan 595190 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Rockwell Collins, Inc	Debt-to-income ratio:	1.92%
Length of employment:	3 years	Location:	Chicago, IL

Home town:
Current & past employers:	Rockwell Collins, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > -- Good day sir/madam, My Loan is to be used for the purchase of one DVD rental/retail machine (similar to the popular redbox(R) machines/business), along with purchase of about 200DVDs for starters to get the rental going.Based on my discussions with the machines producer:- (Estimated) Machine=$16K+tax;DVD cost per DVD + the casing(rental type) + RFID Tag=$18; for 200 gives $3600. The loan will help with these purchases/acquisitions, and I am still taking care of other costs such as insurance (about $1000/yr), merchant account, broadband service, etc. Based on my research and projection (estimates), estimated yearly revenue for a good scenario comes to $45,000 on the machine, and estimated yearly expense is about $25,000 (machine cost is not included in this).Thus Net-Revenue is $20,000 out of which I can "deduct the machine cost easily" to payoff the loan within 2 to 3yrs (without even having to use my personal paycheck).The loan will already be taken out of my account, so technically its already coming-out from my incoming paychecks- (and the above revenue would replace my paycheck :-) ). -- I would be highly honored to have you fund my loan;I am a very promising entrepreneur (as you can see through my concise summary),and funding my loan will get me one step closer to setting up my own DVD/Film rental small business.Thank you.

A credit bureau reported the following information about this borrower member on October 8, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,265.00	Public Records On File:	0
Revolving Line Utilization:	81.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi- I am interested in funding your loan, could you please provide: 1. A list of your monthly expenses 2 . Contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	Good Day, Lending Club credit review department has requested a couple of documents from me, one of which is my proof of income, so I will be sending that to them sometime today. Thank you.

Member Payment Dependent Notes Series 595223

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595223	$3,000	$3,000	7.88%	1.00%	October 21, 2010	October 23, 2013	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595223. Member loan 595223 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$33,000 / month
Current employer:	n/a	Debt-to-income ratio:	2.38%
Length of employment:	n/a	Location:	Fayetteville, GA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > Thank you for your help. Borrower added on 10/09/10 > I will use the funds tofor home inprovement for my bath room. Thanks for the help. Borrower added on 10/09/10 > I will use the loan for home improvement and I have have use you company before with a car loan. which was paid off. My income Will allow me to pay this one off in a timely matter. Borrower added on 10/09/10 > income 3,300 montly borrowed before , will finish bathroom Had loan before with a car loan.

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	46
Revolving Credit Balance:	$2,748.00	Public Records On File:	0
Revolving Line Utilization:	31.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 595319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595319	$14,400	$14,400	16.32%	1.00%	October 22, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595319. Member loan 595319 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	Google	Debt-to-income ratio:	19.61%
Length of employment:	1 year	Location:	Sunnyvale, CA

Home town:
Current & past employers:	Google
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Over the last two years, I've had to unexpectedly take on my children's tuition and college expenses. Which was mostly handleable, but it has impacted my debt. I haven't been paying down/off cards to the extent that I would like, and I felt it was really time to address this with a consolidation loan.

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	78
Revolving Credit Balance:	$24,656.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Google?	I'm a Technical Writer at Google.
I am interested in funding your loan. Since this is a debt consolidation loan, please list each of your debts (types/balances/APRs) and identify which ones on the list *will* as well as which ones *won't* be paid off with this loan. Thank you in advance. ~CriticalMiss	Hi, Thanks so much for considering the funding of my loan. FYI - I've had to unexpectedly handle the kid's college expenses the last two years (which is fine, I have a great job) but that has impacted paying down my existing accounts. I'm interested in paying off my higher rate/higher balance cards. This is what will be paid off with the consolidation loan: Mastercard/6483.00/21.99% - Pay off Mastercard/7822.45/27.99% - Pay off I won't use the money to pay off my smaller accounts with lower rates, ie: Visa/ 2468.14/17.90% My daughter's auto loan /4568.84/8% Amex/ 980.11/ 15.24% Thank you.
Any other household income not listed above?	Yes, about 35k per year - bonus, stocks and a few freelance jobs.

Member Payment Dependent Notes Series 595359

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595359	$10,000	$10,000	13.98%	1.00%	October 25, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595359. Member loan 595359 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,500 / month
Current employer:	Gap Inc	Debt-to-income ratio:	5.32%
Length of employment:	4 years	Location:	Ridgefield, CT

Home town:
Current & past employers:	Gap Inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,539.00	Public Records On File:	0
Revolving Line Utilization:	44.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Gap Inc?	I work in a distribution center for Gap Inc. I like the diversity of the work. I never do the same job two days in a row. I work in the office as well as on the floor along side the warehouse staff. I like the fact that I am able to work in a team enviroment as well as the diversity in the people that I work with.
Do you have any other source of income besides your job at the GAP? How would you pay this loan if you lost your job?	At this time I have not other sources of income. But I do have a savings account that I have some money set aside if I was to lose my job. My main goal in this loan is to lower my interest rates.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Most of my debt is credit cards with very high interest rates. I am appying for this loan because of the fact that the interest rate is lower and instead of having four payments a month I will have one. The interest rate on my highest balance credit card is 19% and I have a balance of $4000. My monthly minimun payment is about $85. At Gap I work in the office as well as on the warehouse floor.

Member Payment Dependent Notes Series 595367

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595367	$14,500	$14,500	21.64%	1.00%	October 25, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595367. Member loan 595367 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,500 / month
Current employer:	Cobalt North LLC	Debt-to-income ratio:	11.01%
Length of employment:	1 year	Location:	Sandwich, MA

Home town:
Current & past employers:	Cobalt North LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > I need to get a loan so we can put in a new septic system Borrower added on 10/19/10 > I would really like to get this loan funded so that I can breathe a sigh of relief knowing I will only have the one payment and that I can hopefully pay it off sooner than later

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	30	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	80
Revolving Credit Balance:	$16,266.00	Public Records On File:	0
Revolving Line Utilization:	44.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I would actually like this loan to pay for the septic system we just installed-I needed 20K for this but could only get the 14,500 from Lending Club. I would rather pay one bill for this instead of putting it on multiple credit cards. I am the Business Manager/Administrative Manager
Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	ok
Just to clarify -- You already paid for the septic tank on credit cards and you would like this loan to consolidate those cards?	yes
What do you do at Cobalt North LLC and where did you work prior to that?	I am the business manager and I worked for an engineering firm before this in the same position
Can you list the debts with aprs you are currently carrying?	Cap One $4900 18% Wells Fargo $4700 22% Chase $3600 15% Wells Fargo $3700 16% HBSC $8000 8%
- are you the sole wage earner in your household? If not, what is the combined net monthly income? - What is your budget? Please itemize your expenses - rent, food, gas, misc, childcare, etc. - how much do you save each month? Thanks.	No my husband also works, we can save about $1761 a month, we pay 1954 mortgage, childcare $1600, misc $2000-includes cc bills, electricity etc.
I suggest contacting Lending Club to verify your income; this will greatly increase lender confidence - good luck!	I will, thank you for the advice!
What were each of the recent credit inquiries for?	To obtain credit to pay off the septic system bill
Can you tell us how much income your husband makes?	He makes $52K
Can you tell me a little about your credit score and what it means to you?	My credit score means alot-I was married and divorced when i was younger and it took awhile to get it back to a good point- it is the source of what allows you to make good financial decisions.
Why would you want to take out a loan at an APR of over 22%, to pay of credit cards with much lower interest rates (8%, 15%, 16%, 18%)?	I would rather pay one loan a lump sum than several at different interest rates-at least after 3 years it will be paid off- and the interest can change as we all know. Plus I can budget the total payment better and only worry about paying one bills as opposed to several with different due dates.
Just to drill down on your situation a little further. You listed just under $25K in debt. The septic tank didn't add $15K-$20K onto the listed $25K in debt?	It has added another 15K to what is listed it hasnt hit my credit card yet because I have one more payment to manke on November 1st.
So you will have a total of $24k of existing CC debt, and another $20k will be added for teh septic tank you already bought - is that correct? Which credit card (which interest rate) was the $20k purchase applied to? Which credit card(s) do you plan to pay off with the LC loan?	Only another 5K will be added on as I have put installment payments on all of my credit cards to spread them out-I plan on paying off the highest interest rate cards first and then going from there- I am hoping then to consolidate the left overs on a 0% transfer card for a year-hopefully I can do this once they see the others paid off.
Just an FYI. I have not seen 0% transfers in quite a while. They all now charge 4% on the amount transferred.	Thank you for the info
What is the highest level of education that you have completed?	I have a bachelors degree in education.
What is the highest level of education that you have completed?	I have a bachelors degree in education

Member Payment Dependent Notes Series 595465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595465	$10,000	$10,000	11.49%	1.00%	October 22, 2010	October 23, 2015	October 23, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595465. Member loan 595465 was requested on October 9, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Bloomberg L.P.	Debt-to-income ratio:	10.58%
Length of employment:	< 1 year	Location:	newyork, NY

Home town:
Current & past employers:	Bloomberg L.P.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/09/10 > I'm a young professional who moved to NYC less than one year ago. I moved here for my career and have been hired by a very financially-secure firm. From recent reviews with my colleagues I have no doubt that I have job security and can expect a decent-to-good increase in salary come February. Bonus makes up a very minor portion of my income so there is stability. The money is to pay off a credit card and an old installment debt. These were run up a bit in my move to NYC as I got started here. I would like to consolidate these in order to be paying one central creditor instead of a couple. The interest rate offered here is better as well. Thank you for your consideration. Best, Dave

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	7
Revolving Credit Balance:	$1.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please list the debts you will transfer to this loan, rate, current balance, monthly payment made. What other debts do you have? For what is the delinquency on the listing? Thanks	Citigroup Personal Loan ~6k @ 24% PMT = ~$225/mo Chase credit card ~4k @ 13% PMT = ~$100/mo Regarding the delinquency comment, if you are asking what was the one delinquent payment on my record it was a simple accident of timing on my part. It had nothing to do with my ability to pay but rather with my thinking that I had paid it when I actually had not. With LendingClub, the money is automatically withdrawn every month so this will not be an issue. Outside of these debts I have some school loans. I have ample discretionary income on a monthly basis to cover all my debts and social activities. Repayment of this loan is a non-issue.... more of a practicality. Please let me know if you have further questions.

Member Payment Dependent Notes Series 595501

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595501	$7,200	$7,200	10.38%	1.00%	October 20, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595501. Member loan 595501 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Philhaven	Debt-to-income ratio:	17.97%
Length of employment:	2 years	Location:	ANNVILLE, PA

Home town:
Current & past employers:	Philhaven
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,753.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Philhaven and where did you work prior to that?	I am a residential Counselor working with Teenagers that live in the Residential Treatment Program. Prior to this I was a full time Student.
Please elaborate on the purpose of this loan, thanks.	The major purchases will be for new appliances and looking forward toward Christmas purchases.
Would you please provide the details for the major purchase? Also what do you do at your job? Thank You	The purpose of this loan will go toward purchasing new appliances as well as looking forward toward Christmas purchases. I am a Residential Counselor working with teenagers that have mental, emotional, social and behavioral disablities. The teens are in the Residential Treatment Program and live at the facility.
What are your $ monthly costs (rent, car, utilities, any CC debt/loans, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	My monthly bills are approxiately 1400 a month.

Member Payment Dependent Notes Series 595616

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595616	$10,000	$10,000	13.61%	1.00%	October 25, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595616. Member loan 595616 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,333 / month
Current employer:	NGH	Debt-to-income ratio:	11.14%
Length of employment:	2 years	Location:	North Wales, PA

Home town:
Current & past employers:	NGH
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > This loan will pay off the credit card debt that my husband and I have from when I lost my job in early 2008 – at the start of the recession. I was out of work for nine months and we had just built a new house. We lived in a small city and I couldn't find work in that area, but was able to find work in a larger city 200 miles away. This meant we had to sell the house and relocate. The new company I was going to work for would not pay relocation costs, so we used money from our savings to pay these costs. The real estate agent felt that if we were going to sell in such a bad economy, we would need to finish the house, including putting in a driveway, landscaping the yard, building a deck and other interior projects. If we weren’t being forced to sell the house, we normally would have saved for and completed this work over time. But, we used our credit cards to pay for these projects and cashed in our savings and 401Ks to stay current on the mortgage and other bills. It took nearly a year to sell the house, and during that time we had two households to support including mortgage, rent, utilities, insurance and other expenses. Now I work for a very stable company that develops Electronic Health Records (EHR) systems, which the American Recovery and Reinvestment Act (ARRA) legislated that every physician and hospital has to use. I also have an excellent credit rating, and the only negative item on my credit report is one credit card payment on which I was 30 days late

A credit bureau reported the following information about this borrower member on October 9, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	60
Revolving Credit Balance:	$30,931.00	Public Records On File:	0
Revolving Line Utilization:	61.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at NextGen Healthcare Information Systems and where did you work prior to that?	THE FOLLOWING CARDS WILL BE PAID IN FULL MasterCard 1: $1,834 $ 65/mo 19.24% Visa Credit Card 1: $4,233 $100/mo 5.99% Visa Credit Card 2; $6,260 $200/mo; 21.99% Visa Credit Card 3: $ 685 $ 25/mo 4.34% Amex Blue Card $3,739 $110/mo 27.24% Retail Credit Card 1 $1,711 $ 60/mo 23.99% Retail Credit Card 2 $2,499 $150/mo 22.90% PARTIAL PAYMENT FOR THIS CARD: MasterCard 2 $16,747 $350/mo 15.00% TOTAL. $37,708 $1060
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	THE FOLLOWING CARDS WILL BE PAID IN FULL MasterCard 1: $1,834 $ 65/mo 19.24% Visa Credit Card 1: $4,233 $100/mo 5.99% Visa Credit Card 2; $6,260 $200/mo; 21.99% Visa Credit Card 3: $ 685 $ 25/mo 4.34% Amex Blue Card $3,739 $110/mo 27.24% Retail Credit Card 1 $1,711 $ 60/mo 23.99% Retail Credit Card 2 $2,499 $150/mo 22.90% PARTIAL PAYMENT WILL BE MADE FOR THIS CARD: MasterCard 2 $16,747 $350/mo 15.00% TOTAL $37,708 $1060
Hello, Is your husband currently working in your new city of residence -- if so, for how long? Also, can you explain why you would fully pay off the credit card debts that are 5.99% and 4.34%?	Yes, my husband is employed and has been for seven months. Regarding paying off low interest credit cards - I won't be paying them now. I had misunderstood how much lending club was willing to lend me.

Member Payment Dependent Notes Series 595648

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595648	$9,600	$9,600	17.56%	1.00%	October 25, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595648. Member loan 595648 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	chse	Debt-to-income ratio:	7.99%
Length of employment:	< 1 year	Location:	brooklyn, NY

Home town:
Current & past employers:	chse
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > The loan I am seeking is to cover moving expenses as well as a new apartment. My grandfather recently passed in late August and the landlord says "the lease died with him" very rude and highly illegal in New York. We are in process of taking her to housing court, but in the end I can not stay there it is very stressful. The moneis will be for first, last and broker fee for the new apartment which can be pricey in New York. Thank you very much for your help,

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,573.00	Public Records On File:	0
Revolving Line Utilization:	59.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid. Please describe the nature of the loan and what do you do at your job? Thank you	My current overall debt is 4,000 which is in credit that I currently pay 200 dollars a month on which is more than the minimun , I am a personal banker have worked at two financial institutions so my finances are in order and my credit is sound.The reason for the loan here is because my grandfather recently passed and I am moving to a smaller apartment, and Lending Club offers unsecured loans which have good rates and most banks are no longer offering the option for unsecured.
Can you address how a new presumably higher rent and this loan payment will fit into your monthly budget?	Loan payment will be about 240 a month combined with my expected rent will only be 2 weeks pay, i budgeted myself to have my second check for saving and I get a monthly bonus as well. My immediate concern was getting 3 months rent (first last and security) and in some cases broker fee dependingon the realty and moving expenses.
I am everlastingly surprised by how many people are willing to tank their credit scores and pocket unsecured money. Can you please address your credit score, what it means to you, if you want to improve it, why, and what you plan to do to bring your score up?	My credit score is very important to me I always pay more than the minimum payment for my credit cards I plan on having no creditcard debt by years end I also enrolled in creditsecure to check my report twice a month. I work for a financial institution tanking my score is never an option I take pride in my job and wouldnt risk it for anything.
Have you provided Lending Club with your future address and related contact information?	My address information will be forwarded, and my banking information will not change as well as my current phone, and email.
Where did you work prior to chse?	Before Chase I was with Commerce which became TD Bank.
Thank you. That answered my concerns nicely. I will put my money behind your move. Please continue to be a good and faithful borrower as my income is not yet as high as your as each dollar is precious to me.	Thank you and I appreciate your question and support.

Member Payment Dependent Notes Series 595847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595847	$20,000	$20,000	15.95%	1.00%	October 22, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595847. Member loan 595847 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Here Media	Debt-to-income ratio:	11.36%
Length of employment:	1 year	Location:	Beverly Hills, CA

Home town:
Current & past employers:	Here Media
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I really would like to consolidate my three high rate credit cards in one lower monthly payment without having recourse to an agency and lose my excellent credit. I have no problem paying the lower monthly fee.

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,943.00	Public Records On File:	0
Revolving Line Utilization:	60.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 595852

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595852	$10,000	$10,000	7.51%	1.00%	October 22, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595852. Member loan 595852 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,917 / month
Current employer:	ResMed	Debt-to-income ratio:	0.71%
Length of employment:	< 1 year	Location:	San Diego, CA

Home town:
Current & past employers:	ResMed
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > Taking out this loan amount allows me to take the business to the next step by investing in some tools up front for a payment that I can cover without strain. I am a good candidate because in addition to this business I earn a salaried income with a medical device company that also would allow me to cover this monthly payment. I have zero extraneous debt, no car payment, zero month to month carryover in credit card debt, etc. I am a responsible home owner. I’ve never miss payments with any bills. I have 800+ credit. I appreciate your time and thank you for your support! Borrower added on 10/17/10 > Taking out this loan amount allows me to take the business to the next step by investing in some tools up front for a payment that I can cover without strain. I am a good candidate because in addition to this business I earn a salaried income with a medical device company that also would allow me to cover this monthly payment. I have zero extraneous debt, no car payment, zero month to month carryover in credit card debt, etc. I am a responsible home owner. I’ve never miss payments with any bills. I have 800+ credit. I appreciate your time and thank you for your support!

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$967.00	Public Records On File:	0
Revolving Line Utilization:	7.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 595880

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595880	$13,000	$13,000	11.12%	1.00%	October 25, 2010	October 24, 2015	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595880. Member loan 595880 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,300 / month
Current employer:	United States Air Force	Debt-to-income ratio:	24.53%
Length of employment:	10+ years	Location:	Miami Shores, FL

Home town:
Current & past employers:	United States Air Force
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,799.00	Public Records On File:	0
Revolving Line Utilization:	11.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain purpose of the loan. Thanks in advance!	This is a business loan. I tried to get more detailed on my answer but they screened my answer.
What is it you plan on using the requested funds for?	This is a business loan. I tried to get more detailed on my last answer but they screened it.
Too bad you couldn't be more specific about the purpose of the loan. I have no interest as a lender. Good luck.	I'm an E6.
What kind of business loan is it? What is your current pay grade and ETS in Air Force?	Its a business loan for supplies, market materials, and etc. I'm an E6 in the military.

Member Payment Dependent Notes Series 595901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595901	$24,000	$24,000	13.61%	1.00%	October 21, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595901. Member loan 595901 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	McLane Company	Debt-to-income ratio:	16.30%
Length of employment:	5 years	Location:	Salado, TX

Home town:
Current & past employers:	McLane Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,557.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello- I'm interested in funding your loan, however need clarification on the following: Please list the debts/credit cards you intend to pay off with this loan, along with their current balances, interest rates, and average monthly payment you make on each (NOT the minimums). Please list your current monthly budgeted expenses. Is there one income earner or two? If two, what is company employed by, position, and salary? Do you intend to keep this loan for the full term of 5 years? Or payoff early? Thanks in advance for your response.	Thank You for your question. With this loan, I will pay off in full both my American Express and Chase credit cards once and for all, and as such provide myself and my family greater financial freedom. My Chase card has a current balance of $7,120, with an APR of 22.24%; and my average payment over the last 3 months has been $483 per month. My AMX card has a current balance of $14,735, with an APR of 27.27%; and my average payment over the last 11 months has been $1,747 per month. My current monthly budgeted expenses average $4,250 per month. My household does in fact contain two incomes. In addition to my current $72,000 annual income, my spouse earns about $54,000 annually as a Registered Nurse in the Operating Room of Scott & White Hospital. I can assure you that this investment as a loan on your part will most certainly be well worth your time, effort and up front finances. I know that in addition to my salary, my credit score and my on time payment history; my honesty and integrity while not tangibly measured--are two further key metrics that will make your investment worthwhile. I fully intend to pay this loan off in full prior to the maturity of 60 months. My intent of taking the route of 60 months is to provide me flexibility of lower monthly payments during the current time frame, with the full expectation of this investment loan being paid off prior to the 60 month mark. Please don't hesitate to let me know if you have any further questions. I appreciate your time, and I Thank You in advance for the trust which you have put in me.
I am very interested in your loan. What is McLane Company and what do you do there? How stable do you feel your job is? Value of home and amount owed? Is mortgage fixed rate? How did you incur this cc debt and do you have plans to avoid more debt in the future? Thank you in advance for your answers and good luck!	Owned by Berkshire Hathaway, McLane Company is a highly successful $34 billion supply chain services company, providing grocery and foodservice supply chain solutions for thousands of convenience stores, mass merchants, drug stores and military locations, as well as thousands of chain restaurants throughout the United States. My specific job as a Manager with this company is extremely stable. Value of our home is in the $245-250K range on a fixed rate mortgage, with about 1/5 of this paid in the 2.5 years in the home. The debt was mostly incurred during the time of receiving secondary degrees; which I feel to be a singular time in life occurence as we have a solid foundational plan of NOT using credit cards again in the future.

Member Payment Dependent Notes Series 595945

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
595945	$25,000	$22,275	10.75%	1.00%	October 26, 2010	October 24, 2013	October 24, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 595945. Member loan 595945 was requested on October 10, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,917 / month
Current employer:	T. Marzetti Company	Debt-to-income ratio:	7.43%
Length of employment:	10+ years	Location:	Hollister, CA

Home town:
Current & past employers:	T. Marzetti Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/22/10 > This loan consolidation is new to us. My wife and I pride ourselves on our good credit. It is something we try to instill in our oldest son (22 years old) who is beginning is own life. We have never been late on a payment in the twenty five (25) years we have been married together. Nor do we intend to start now. I work for a great national company and have been employeed with them for over 23 years. I've been recently promoted and with that added responsibility comes additional salary. This consolidation is a way for us to get free and clear and be able to have a monetary cushion for the future. Invest in us, you won' regret it. I will entertain any questions you may have. Thank you Borrower added on 10/22/10 > This loan consolidation is new to us. My wife and I pride ourselves on our good credit. It is something we try to instill in our oldest son (22 years old) who is beginning is own life. We have never been late on a payment in the twenty five (25) years we have been married together. Nor do we intend to start now. I work for a great national company and have been employeed with them for over 23 years. I've been recently promoted and with that added responsibility comes additional salary. This consolidation is a way for us to get free and clear and be able to have a monetary cushion for the future. Invest in us, you won' regret it. I will entertain any questions you may have. Thank you

A credit bureau reported the following information about this borrower member on October 10, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1985	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$45,858.00	Public Records On File:	0
Revolving Line Utilization:	53.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are the balances and interest rates of the debts you are consolidating?	$11,300 @ 24.24%, $8,500 @ 20.49%, $6,100 @ 15.25%
What type of work do you do? Value of home vs.amount owed? Please detail source of 45k revolving credit; rates and how it will be avoided in the future. Are you able to verify income?	I'm currently assistant plant manager for a salad dressing company. My wife is an office clerk for a winery. Our home is valued at $1,000,000 where we owe ~$650K. We have live here for over 10 years. as for the $45K revolving credit I'm not sure what you mean I will need additonal information/reply. As for my income, I've provided paystubs from my employer as well as my wilfe. when we initially applied for the loan, but I can provide information that will confirm my $115K+ as well as my wife's $35K salary. I would appreciate a response regarding the revolving credit question. Thank you in advance.

Member Payment Dependent Notes Series 596142

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596142	$6,000	$6,000	11.86%	1.00%	October 21, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596142. Member loan 596142 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Mesa Public Schools	Debt-to-income ratio:	22.99%
Length of employment:	10+ years	Location:	Apache Junction, AZ

Home town:
Current & past employers:	Mesa Public Schools
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,215.00	Public Records On File:	1
Revolving Line Utilization:	57.10%	Months Since Last Record:	104
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the public record on file from 104 months ago? Was this a bancruptcy?	Yes. I made the very regrettable decision to co-sign a car loan for my daughter...which she became unable to pay...I was forced to declare bk...rather than have a repo on my credit. My credit history is excellent otherwise and I pride myself on maintaining that status.
Glad to help fund your loan. I have family in Apache Jct. Vist there frequently. Good luck on your loan.	Thank you...I appreciate your investment and well wishes.
What is the loan for?	I had some major dentalwork done and financed through a "pay no interest" until November 2010 program with carecredit, so the $5800 I currently owe will increase to almost $7000 if I don't pay it off before then. So I'm already making regular payments on this debt...just trying to forego the interest. Thanks for your investment.

Member Payment Dependent Notes Series 596211

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596211	$25,000	$25,000	15.21%	1.00%	October 25, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596211. Member loan 596211 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$8,950 / month
Current employer:	DCP Midstream Inc	Debt-to-income ratio:	19.02%
Length of employment:	2 years	Location:	LITTLETON, CO

Home town:
Current & past employers:	DCP Midstream Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > Loan consolidation for PNC, Bank of America and Discover Cards

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,301.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What are your monthly expenses (rent, credit card payments etc)??	Total with all unsecured payments, 4500 including utilities.

Member Payment Dependent Notes Series 596258

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596258	$7,200	$7,200	16.32%	1.00%	October 20, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596258. Member loan 596258 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,650 / month
Current employer:	west marine	Debt-to-income ratio:	12.67%
Length of employment:	4 years	Location:	hollister, CA

Home town:
Current & past employers:	west marine
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > hello my name is justin b.. i work at West Marine in ca and i just became manager. i love my job.. which means my job loves me. i have been with the company for about 4-5 years now. i am asking for this loan because at this time i am looking to buy a better car which will not give up on me... i live with friends now which also saves me a lot of money. meaning i could pay off the loan with in great time. i just graduated from my college. "Gavilon college in gilroy ca". if you have any more questions feel free to ask thanks.. justin Borrower added on 10/13/10 > hello everyone my name is justin b. i work at West Marine in hollister , CA.. i am a returns manager there. i have been with the company for about 4 too 5 years i would have to say. i do love my job. and i am not just saying that. i really do becuse people are well respected here at WM.. i have just graduated from my college. i have an A.A Degree in criminal justice and business. if you have any more questions feel free to ask. thanks justin Borrower added on 10/15/10 > i am a very honest person. i have never been late on a bill in my life. i had a laptop bill, while going to school and never was late on it. im a very trust worthy person, thanks!!!

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2006	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,519.00	Public Records On File:	0
Revolving Line Utilization:	84.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at west marine?	i work for west marine as a returns manager. i deal with getting the paper work in line in order for our customers get credit back. i also but product back in our wear house.
Please specify your monthly budget after you receive this loan, e.g. how much you spend on credit cards, expenses, etc? (please itemize bigger expenses)	i dont reall use my cards much. only for my school books. but now that im out i dont really use my cards..( i only have one)
What do you pay each month for your other loans? You have a revolving credit balance of $5.5k. Then, how much is your rent, and how much you pay for food each month? What are other big monthly expenses?	i dont pay rent. i live with family at this min.. and i am paying on this as we speak. and food. i shop at wal-mart and for a month i pay like 60 on tv dinners.. i dont have any other big bills

Member Payment Dependent Notes Series 596314

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596314	$20,000	$20,000	11.12%	1.00%	October 26, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596314. Member loan 596314 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,333 / month
Current employer:	DIGITAS	Debt-to-income ratio:	7.68%
Length of employment:	4 years	Location:	BROOKLYN, NY

Home town:
Current & past employers:	DIGITAS
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > First and foremost, thank you to the Lenders at Lending Club for offering to help me out. I am requesting this loan to purchase an engagement ring for my long-time girlfriend. I currently live on the east coast and have worked at a prominent communications agency as a writer for the past 4.5 years. I love my job and have no intention of leaving it. Recently, we began ring shopping and found a piece that immediately spoke to both of us. It is an investment and one I take very seriously, both financially and of course, personally. I thank you for anything you can contribute and feel free to ask me any questions.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,280.00	Public Records On File:	0
Revolving Line Utilization:	65.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Good Morning, I have a few questions concerning this future engagement ring. I don't want to seem too personal. However, a $20,000 engagement ring is a lot of ring. You make quite a nice salary. Will your engagement ring cost $20,000? What else are you planning to buy with the $20,000? Why have you not saved to pay for an engagement ring? What are your other monthly expenses? Will you have enough money to get married? Sincerely, Stock.fishing	Good morning, First it's ok to ask, I want to be completely honest with all my possible lenders. The ring is actually $22,500 but with state taxes and fees it comes out to $25,000. I have already saved $5,000 and this loan is for the difference. Her parents will be helping us with the actual wedding but I would like to buy the ring. In terms of my other monthly expenses, they are your usual fare: Rent, Utilities, Cable/Internet, Student Loans and 2 credit cards. As the credit cards have a much higher interest rate than the rate Lending Club offered I'd prefer to not use credit. If you need more information please let me know.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid. Also what do you do at your job? Thank you	Good morning, I am a copywriter at an Ad Agnecy, I make TV and radio commercials, print ads and write copy for websites. In regards to your other question: 2 Credit Cards: Amex for business: $2K at 21 APR% (Expenses reimbursed). Personal Visa: $350 at 23% (Generally I pay the balance). Personal Consolidation Loan: $5K at 21% ($10 Loan used to pay off debt accrued attending Grad School. Half has already been paid off, monthly payment is $300. I inquired about refinancing this loan but the interest rate was higher than what Lending Club is offering so I would prefer to go through LC). Student Loan: $40K at 4% (Graduated 25 year loan for both Bachelor's and Master's Program. My family could not afford to help, so I had to pay for school myself. $285 monthly payment). The two larger debts both are the result of attending college and not having any support from my family. They have never been paid late and I have money allotted for them every month. Also, the current amount I set aside for the ring every month, is more than the monthly payment would be on this loan. Yet this particular ring is a one of a kind piece and will likely not be on the market long, thus I would like to secure this loan so I can get it for before it sold to another couple. Please let me know if you have any more questions.
Thank you for your reply. In my opinion the ring is too expensive. I won't be able to lend money for that expenditure. Best of luck with your pending marriage. Stock.fishing	I certainly understand your opinion and thank you for your well wishes.
You mentioned that the ring "is an investment". Do you mean financially, the way people refer to a house as an investment because of resale value? Or more metaphorically, that you are investing in your happiness?	The latter. While some people will tell you a ring is a god investment in terms of its worth, I am hoping that it is never sold and stays in the family for generations.
I'd just like to say good luck with your marriage, and that I will be funding your loan. And As someone with 0 debt, I'd also like to add that I think that for a one time purchase for something this special, you should go all out. No regrets later on. Good luck with everything and congratulations!	Thank you so much for you kind words.
You speak of the diamond as an investment. Sorry to say that diamonds are not a good investment. There are much better ways to invest $25,000. I also have to pass on your loan.	I was speaking more of an investment in my future. But I certainly respect your opinion and thank you.
Also, most marriages >50% end in divorce. You sure you want to put that kind of money, on those kinds of odds?	We have been together for nearly 5 years and she makes me a better man, so I am fully invested.

Member Payment Dependent Notes Series 596350

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596350	$7,000	$7,000	15.95%	1.00%	October 20, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596350. Member loan 596350 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,400 / month
Current employer:	n/a	Debt-to-income ratio:	19.96%
Length of employment:	n/a	Location:	South San Francisco, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I am leaving for a vacation on October 24th, will it be a problem? Please let me know. Thank you. Borrower added on 10/15/10 > I hope I can have this before the close of office on Friday, the 22nd, so I can arrange the payments of the bills I'm paying. Thanks........

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,148.00	Public Records On File:	1
Revolving Line Utilization:	74.10%	Months Since Last Record:	98
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 596423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596423	$17,000	$12,625	15.21%	1.00%	October 26, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596423. Member loan 596423 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	ACS, Inc.	Debt-to-income ratio:	9.38%
Length of employment:	< 1 year	Location:	Everett, MA

Home town:
Current & past employers:	ACS, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I had to rely heavily on my credit cards while I was unemployed. Thankfully I have a job and I am focused on getting back on track financially. Borrower added on 10/20/10 > I am employed as an auditor at a Fortune 500 company. Borrower added on 10/21/10 > I am part of a two income household.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,962.00	Public Records On File:	0
Revolving Line Utilization:	76.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where do you work? What do you do? How secure is your job?	I work at ACS Inc., a subsidiary of Xerox as an auditor. I'm one of eight new auditors brought in accommodatethe expanding workload.
Do you have other sources of income?	I prepare tax returns from January to April.
What are your monthly expenses? Monthly Payments? Interest Rates?	My total monthly expenses are about $1.510 (rent, utilities, food, cell phone, cable). I always pay a little extra on my credit cards, so I pay about $450 per month. My interest rates range from 15.99% to 29.99% (I was not able to negotiate a better rate and I've had one late payment in four years due to oversight).

Member Payment Dependent Notes Series 596439

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596439	$12,000	$12,000	13.98%	1.00%	October 25, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596439. Member loan 596439 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,417 / month
Current employer:	eChalk	Debt-to-income ratio:	11.36%
Length of employment:	4 years	Location:	Austin, TX

Home town:
Current & past employers:	eChalk
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > I have some high interest credit card debt that I'd like to eliminate. Paying the minimum obviously isn't getting me anywhere, so I'd like to use a structured, term-loan to pay the debt of permanently and systemically. Borrower added on 10/14/10 > I realized that I didn't answer the second part of one investor's question about my position. I am a Sales Executive with my company. We do educational software. I have been with the company for three years. I recently got a promotion and have a significantly higher income potential than I did previously. I am a top performer at my company. The company is well funded, profitable, and has continued to grow, even during the economic downturn.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,604.00	Public Records On File:	0
Revolving Line Utilization:	78.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
it seems you've accumulated quite a bit of debt - revolving credit alone is $44k. how did you accumulate this debt? what is different in your life now to prevent you from accumulating more debt?	Thanks for your question. I was unemployed for 6 months and got married all in the same year which was the primary reason for the debt accumulation. I have been employed for 3 years now and have built my income to a point where I want to pay off the debt as quickly as I can.
What are your current monthly budgeted expenses? Is there one income earner or two? If two, please state employer, position and salary. Please list the debts/credit cards you intend to pay off with this loan, along with the average monthly payment you make on each, along with their interest rates and balances. What do your employer eChalk do? What is your position?	I don't have exact expenses, but they are in the vicinity of $3500. There is only one income earner. The credit cards I intend to pay off are: Wells Fargo, $150 per month currently, 20.6% APR, 4200 balance. USAA, $100 per moth currently, 18.9% APR, $4000 balance HSBC, $40 per month, 18.99% APR, $600 balance The remainder to be applied to the balance of my Chase card, $200 per month, $14.9% APR, $5500 balance
You listed $14.3K in debt but your credit report is showing more than 3 times that amount. Can you please list total debts with aprs you are currently carrying?	Those debts that I listed were those that are a higher interest rate than that of this loan and which I intend to pay with the loan. The other debts I carry are: 1) Citibank, $18,960, 11.24% 2) Bank of America, $14,953, 11.24%

Member Payment Dependent Notes Series 596491

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596491	$5,000	$5,000	13.61%	1.00%	October 21, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596491. Member loan 596491 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	shaw group	Debt-to-income ratio:	21.81%
Length of employment:	3 years	Location:	FORT WORTH, TX

Home town:
Current & past employers:	shaw group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/11/10 > use this loan to help with wedding expenses and a new baby Borrower added on 10/12/10 > I have a good job at a Nuclear Power Plant, have recently been promoted, & will receive a raise at the first of the new year.

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	31
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 596577

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596577	$6,200	$6,200	15.95%	1.00%	October 20, 2010	October 25, 2015	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596577. Member loan 596577 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Capgemini	Debt-to-income ratio:	22.61%
Length of employment:	2 years	Location:	Atlanta, GA

Home town:
Current & past employers:	Capgemini
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > The purpose of this loan is for Car Repair and Moving expenses Borrower added on 10/14/10 > The purpose of this loan is for Car Repair and Moving expenses, and Bill consolidation. I am currently working as an IT consultant in Atlanta (2.5/+ years). Please feel free to ask me questions.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	24
Revolving Credit Balance:	$14,860.00	Public Records On File:	0
Revolving Line Utilization:	46.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what kind of car are you buying? Conventional financing will provide you a lower interest rate, why do you want to use Lending Club for this?	This loan will pay for car repair and moving. This is not to pay for a new car.
where are you moving to?	I am moving to another apartment in Atlanta, GA
where are you moving to?	I am moving to a new apartment in Atlanta. I need this loan for car repair, moving and bill consolidation
Just to help you get a few more investers, what kind of car do you have in mind since it's a set amount, sounds like you have one in mind. and how much of it do you expect to spend on moving? Please remember that everyday people are helping you out with your loan, not some big bank. Please do not default as lots of us will lose out on money we helped you with.	I have a 2003 jeep grand cherokee. I have $3600 in car repair for an engine, axle/break and radiator. Moving will cost $400-600 because i have alot of furniture. I want to use the remaining $2000 for debt consolidation to pay off credit card debt. My plan is to pay this loan off in 10 months.
Have you provided Lending Club with your future address and related contact information?	No i havent decided on an apartment yet (my lease is up in December 2010) but i will provide them with the information when choose the apartment and sign the paperwork. My bank account and phone number(mobile) will remain the same.

Member Payment Dependent Notes Series 596578

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596578	$15,000	$15,000	13.98%	1.00%	October 25, 2010	October 25, 2013	October 25, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596578. Member loan 596578 was requested on October 11, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,000 / month
Current employer:	n/a	Debt-to-income ratio:	6.08%
Length of employment:	6 years	Location:	Chicago, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I've been a freelance web-marketer for the past 6 years helping small business owners create and market their websites. I started focusing on the massively popular WordPress software for building websites a year ago and business has been booming ever since. There are over 300 million websites built in WordPress, and the market is hungry for information and services. We provide WordPress related products that people can purchase to learn WordPress themselves, such as Video Tutorials, or we can provide a full-range of services including web design, development, SEO, AdWords, Analytical systems, and much more. The business also has a huge opportunity in affiliate marketing of WordPress related services, such as hosting and domain names. The business is growing far faster than I can keep up with and I desperately need to get an office space with some help. The loan I am seeking is to lease and equip the office, hire a few staff people, and start a marketing campaign to drive new business. I’ve been profitable every year in business and believe fully in repaying my debts. I honestly think this is a low-risk loan and hope you think so too :) Thanks!

A credit bureau reported the following information about this borrower member on October 11, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,501.00	Public Records On File:	0
Revolving Line Utilization:	73.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Looking forward to helping you with your loan- please drop me a note at mark@askmarkjones.com so that I have your contact information as I may be interested in your services at some point.	Heya Mark, Thanks for getting in touch, and thanks for investing if you did :) I'll be happy to help you anyway I can. Email sent. Philip
his is something that could be done by offshore companies for a fraction of the cost - how do/will you add value and differentiate your business from the rest?	Heya Kevin, My principle value is helping businesses make money. I take a good business-side look at my clients companies and how we can best leverage the internet to drive real-world results. We then provide all the necessary services in one place to implement that plan. I guess others could say the same, but I know how to make it work, and people keep coming back over and over, it's far too high of a value not to. I guess its the old 'you get what you pay for'. It's not really a question of will it work or not though. It's been working for 7 years and is bursting at the seems. I don't even market and I've got far more work than I can handle, and could be generating far more if I wasn't having to do all the production work myself. Thanks so much for your interest. Hope I've won you over to the darkside...lol. I wish I could show my main website so people could get an idea of the quality of my marketing system and my portfolio, but LC won't let me include links. Oh well, it's funding along nicely anyway, would love to get to 100% though, so please invest. It's pretty much guaranteed. Thanks...

Member Payment Dependent Notes Series 596621

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596621	$7,000	$7,000	8.88%	1.00%	October 21, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596621. Member loan 596621 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,292 / month
Current employer:	Ally Bank	Debt-to-income ratio:	16.76%
Length of employment:	9 years	Location:	WARMINSTER, PA

Home town:
Current & past employers:	Ally Bank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I am using these funds to payoff a 401K loan, as I can not have more than 1 loan at a time. Once its paid off, I will borrower against my 401K, paying this loan off in less than 2 weeks. I have been at my current job for 9 years. I have been promoted several times during that time and now hold a highly paid position.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	50	Months Since Last Delinquency:	65
Revolving Credit Balance:	$26,712.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I don't understand why you would want to continue to keep borrowing from your 401k with your high salary, please explain why you would want to do this. What are the 3 credit inquiries in the last 6 months for? What is your position at Ally bank? Thank you!	I am currently in the process of selling my home and at the time have some cosmetic repairs that must be made to the house. Once the house sells, the 401K loan will be paid back in full. I am a senior underwriter at Ally Bank. I am looking to consolidate some higher interest credit cards, so I was shopping around.
Why not just pay back this loan in full? I just don't understand why you are making more work for yourself. It seems just as easy to pay off this loan and be done with it, with minimal interest to pay, no?	I am paying this loan back in full. With the funding from this loan, it will allow me to pay off the current 401k loan, therefore, allowing me access to additional funding which will grant me the ability to complete the cosmetic repairs in my home and paying this loan off. I would rather pay myself interest than pay 8.8% for 3 years. I just don't have the $7000 needed to payoff the current 401K loan, so that is why I am requesting this funding. Hope this makes sense. You are correct, it is creating more work for myself, but unfortunately, its my only option at this time. Thanks.

Member Payment Dependent Notes Series 596627

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596627	$20,000	$20,000	14.84%	1.00%	October 22, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596627. Member loan 596627 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	The Vanguard Group	Debt-to-income ratio:	14.46%
Length of employment:	10+ years	Location:	Glenside, PA

Home town:
Current & past employers:	The Vanguard Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > Ran up personal debt due to a failed business. Business shut down in June of 2009 and making a serious effort to be out of debt (other than mortgage) by the end of 2013.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1983	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	14
Revolving Credit Balance:	$39,880.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	CARD Discover BALANCE $7,700 APR 15.24 (small cash advance at 22%) MIN PYMT $159 STATUS Will be paid off CARD Bank of America MC BALANCE $2,800 APR 16.24 MIN PYMT $67 STATUS Will be paid off CARD Sam's Club BALANCE $3,300 APR 22 MIN PYMT $131 STATUS Will be paid off CARD Credit Union Visa BALANCE $5,300 APR 13.9 MIN PYMT $273 STATUS Will be paid off CARD Chase Visa BALANCE $1,000 APR 13.24 MIN PYMT $21 STATUS Will be paid off without loan CARD Bank Master Card BALANCE $14,000 APR 9.99 MIN PYMT $230 STATUS Will be paid off by 1/15/11 with annual bonus Have car payment ($384) and mortgage ($1,500) I work in IT for the The Vanguard Group, the $1 Trillion dollar mutual fund company, supporting 600+ application developers. I've been here 10+ years and am currently a project manager.
Greetings, Can you explain the delinquency you had 14 months ago? Thanks!	This was on a Sears credit card. The payment the previous month that paid the card in full missed the payment date by one date and I incurred interest. I thought the account was paid in full and missed a payment of less than $5 + late charge. Sears removed the late charge and I paid the interest charge to brign the account current.

Member Payment Dependent Notes Series 596727

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596727	$16,000	$16,000	17.19%	1.00%	October 26, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596727. Member loan 596727 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Builders FirstSource	Debt-to-income ratio:	18.62%
Length of employment:	3 years	Location:	grand prairie, TX

Home town:
Current & past employers:	Builders FirstSource
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,382.00	Public Records On File:	0
Revolving Line Utilization:	95.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Builders FirstSource and what do you do there?	We provide doors, trim and hardware to the multi-family industry. I am the A/R Manager.
Gerhard Can you list the debts with aprs you are carrying?	1200 27% 3500 21% !6000 19%

Member Payment Dependent Notes Series 596731

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596731	$14,400	$14,400	11.86%	1.00%	October 20, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596731. Member loan 596731 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,000 / month
Current employer:	American Seafoods Co LLC	Debt-to-income ratio:	17.50%
Length of employment:	10+ years	Location:	Lynnwood, WA

Home town:
Current & past employers:	American Seafoods Co LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > My yearly income is actually $194,000 this year not the $185,000 I initially posted in my application. This loan is for some home improvements I would like to do. Thank you

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$109,793.00	Public Records On File:	0
Revolving Line Utilization:	76.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1)What is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows >100,000 debit? Any Explanation? 6) Any other source of income? Thanks for your time	1) Captain on fishing boat in Alaska, been in same company for 17 years, company before that for 10 years. 2)Yes I will set up Auto Debit transfer from checking account to pay this loan 3) I will pay the loan back before the term 4) Total monthly expenses are $5000.00 to $5500.00 5) Total annual income is $194,000
What do you do at American Seafoods Co LLC?	I am a Captain on one of their fishing boats, been in company for 17 years.
How did you acquire the $110K of credit card debt?	Not sure where you got the $110 K in Credit card debt. Total credit card debt although very high is not $110K it is $75K when I add up my credit card statements. Their is some consumer loans for when I had to replace our furnace,heat pump, and gutters. Repairs that were unexepected and expensive.

Member Payment Dependent Notes Series 596740

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596740	$20,000	$20,000	11.49%	1.00%	October 25, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596740. Member loan 596740 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Red Lambda Inc	Debt-to-income ratio:	7.92%
Length of employment:	2 years	Location:	DENVER, CO

Home town:
Current & past employers:	Red Lambda Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > I'm using this money to consolidate my CC debt without opening a new CC or using a Credit Consolidation company. I will only be using my CC for business travel which is fully reimbursed each month. With this money I will be able to bring my CC's to $0 balance. My Credit score is a 770. I make over $4,000/mo (after taxes) and my only monthly expense is my rent which is $775. This loan give me the opportunity to make only one payment each month (which will at least be $1,000) and not blemish my credit score. I hope to have this loan Paid in Full in the next 18months, which can be accomplished by paying $1,500/mo. This solution is a great option for me to achieve debt absolution fast-tracking me to make my first home purchase in the next 2 years. Thanks in advance for your help! Best, MM- Thank you for your help! Best, MM-

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Red Lambda Inc and where did you work prior to that?	I am in Sales. Red Lambda provides IT Security Software for Higher Ed and Enterprise networks. My previous employer was a company called Blazent. I have been in the industry nearly 5 years.
Please list the balances and APRs of the cards you will be paying off with this loan. thanks!	$9,700 - APR 13% $9,300 - APR 12%
If your gross income is $7,500 per month and after tax income is around $4,000, that is a very high effective tax rate. Is your income stated correctly to Lending Club?	First of all, "Gross" signifies pretax not after. Second, what is your question?
I am confused.. are you paying $3500. a month in taxes?	No. How are you figuring that number for taxes when I make a little over $4K per month (AT)?
Your listing indicates that your gross monthly income is $7500., and you mention in your description that you net $4000. monthly. Perhaps the gross income in your listing is incorrect?	Hm...? Sorry for the confusion. I Net $4,200 per month. I Gross $6,667 per month. Thanks for your help!

Member Payment Dependent Notes Series 596747

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596747	$10,000	$10,000	17.19%	1.00%	October 26, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596747. Member loan 596747 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	8.96%
Length of employment:	10+ years	Location:	Denair, CA

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1973	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	40
Revolving Credit Balance:	$15,042.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am self-employed. I have a ranch and that is my main source of income. I also do some work off the ranch as well. With the economy being what it is I have not done as much as in the past years, But I am looking for new avenues that will bring up my income..
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	I am self employed , I do custom farm jobes. Mostly tractor work with equipment thy do not have. (2) cards-321.00month payment apr 29.99% this is on 3 cards.There are 2 outher cards and the payments are 67 a month at 17.99% these I will pay with my owen funds. 3) monthly budget is 1700.00. I only have a mortgage, there is no outher loans than credit cards. I do have in my budget to repay a 10,000.00 from the crop each year. I haven't need to use it but this year my normal custermers did less work this year with the aconomy the way it is. So I have fallen short this year. Most of my income come after the first of the year with proceeds from the crop, witch goes up and down with the price from year to year I buget the price at the lowest price that has ever been payed for it in the past 30 years so this way I know where the botom line is. I am looking at if the price holds and the crop is is fare this year I am looking at 25 to 30,000 for this crop, and if not it still will be between 18,000 and 22,000 at the low end. Though I do not have a stedy job at this point, and it dosen't look like the custom work will get better I am looking for a job to take the place of it. I hope I have answered all your questions. Thank you.

Member Payment Dependent Notes Series 596772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596772	$25,000	$25,000	17.56%	1.00%	October 25, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596772. Member loan 596772 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,833 / month
Current employer:	ThermoFisher Scientific	Debt-to-income ratio:	13.57%
Length of employment:	3 years	Location:	Jamaica Plain, MA

Home town:
Current & past employers:	ThermoFisher Scientific
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > Hello: I am looking to consolidate my debt into one payment. I have a reliable job that I have been in for 3 years, unfortunately, my spouse lost her job last year and had to use credit cards to support the short unemployment period. She is now working again and should be able to get back to a more financial secure environment. Thank you.

A credit bureau reported the following information about this borrower member on September 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,337.00	Public Records On File:	0
Revolving Line Utilization:	76.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. Lending Club does not share with us what you send to them for loan approval. We only see a credit report. So, could you PLEASE answers these basic financial loan application concerns that enter the minds of many "real people" lenders when Investing $s. If already answered in the manner requested, no need to duplicate, just state "See above". 1) What is your Employer's business type and what do you do/job description there? 2) PLEASE detail Balances, monthly payments & APR of debts to be consolidated with this loan. (Ex CC#1 - $5000@24%=$70mo) Add same information about any other debts affecting your DTI that are not being consolidated (Student Loans, Personal Loans, Other credit cards, etc.). 3) PLEASE detail your monthly budgeted expenses (ex: rent/mortgage, insurance, car, utilities, phone, internet, food, childcare, other loans, credit cards, etc.) showing how the Lending Club loan payment fits into your monthly budget. 4) Any pertinent facts that you think important about financial ability to make payments on this loan if funded. (ex. Backup saving, family assistance etc. if you lost your job.) After answered, I can then evaluate my investing $$$s in your loan. I also read all your answers to the other lender questions too. Thank You.	1) My employer is a global leader in manufacturing scientific instrumentation. $10 Billion in revenue with about 35,000 employees. I am a global HR Director supporting 2 global businesses for a total revenue of about $200 million and 800 employees. 2) I would like to consolidate the major credit cards which are: AMEX, $8000 make payments between 500 and 1000. Chase, $9000 make payments between 300 and 500 and Bank of America $8000 make payments between 300 and 500. I never make minimum payments. I have student loans, a mortgage and some store credit cards that I also need to pay off. 3)My monthly expenses are about 6000 of which 50% right now is paying credit card debt. I can definitely pay the lending club payment for the loan being requested. 4) If I lost my job, I have a good 401K plan and family assistance both from my family and my spouse's family. As you can see from my credit report, my problem today is trying to "consolidate" my debt into a payment that will allow me to manage my cash flow. I have never been late with a single obligation despite my current debt to income ratio.
What do you do at ThermoFisher Scientific?	I am a global director of HR and have been for 3 years now with an opportunity for future growth.
Looks good, I will be investing after approval & income verification. I was watching your request last time too. One last pair of Qs What is the mortgage balance and current value of your home? Wipe out highest interest rates first. Can later come back for another loan here at a better interest rate once you have knocked down some of your debt and your inquiry falls off the report.	Thank you for your trust and suggestion. My mortgage balance is north of $850K and value of my home ranges from $850 to 1 million. Note that I live in Boston proper have a beautiful Victorian with a quarter of an acre (in the city). I did try to get a home equity line of credit and the the issue was their valuation of the property based on a "drive by" and recent sales in my area. I could have paid $500 for a full evaluation but given the current times, I decided not to.
I thought you were funded last time around? You were very close. What happened?	As I was travelling for business, I missed the deadline to send in my income verification material. I am sending that out today so that I don't miss out this time round. Thank you.
What interest rates/APR are you currently paying on your credit cards? One lender asked you this question, but I didn't see your answer.	Hello: After checking, I have a range from 12.9% to 23%. My interest rates for most of my cards went up this year when the credit card companies made the changes due to the new reporting laws. Thank you for your interest.

Member Payment Dependent Notes Series 596804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596804	$20,000	$20,000	13.98%	1.00%	October 21, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596804. Member loan 596804 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	MTV Networks	Debt-to-income ratio:	16.60%
Length of employment:	10+ years	Location:	BRONX, NY

Home town:
Current & past employers:	MTV Networks
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > Loan will be used to consolidate credit card debt. I have good credit and excellent payment history. Ive been employed at the same employment for over 10 years.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,997.00	Public Records On File:	0
Revolving Line Utilization:	84.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MTV Networks?	I manage the company's intellectual property and anti-piracy matters.
I'd like to invest in your loan, but first, please answer some questions for us: 1. What do you do at the MTV Networks office in the Bronx? 2. Can you please give us a summary of your credit card balances and interest rates you're currently paying?	Both current credit card balances (approx. $20k, Discover and American Express) will be paid by off this loan. The current interest rate is 17.24% for Discover and 9.24% for American Express. Thanks.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Both current credit card balances (approx. $20k, Discover and American Express) will be paid by off this loan. The current interest rate is 17.24% for Discover and 9.24% for American Express. Thanks.

Member Payment Dependent Notes Series 596843

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596843	$12,000	$12,000	15.95%	1.00%	October 22, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596843. Member loan 596843 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,820 / month
Current employer:	Vicon Motion Systems	Debt-to-income ratio:	7.61%
Length of employment:	1 year	Location:	Gardena, CA

Home town:
Current & past employers:	Vicon Motion Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	22
Revolving Credit Balance:	$5,674.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Vicon Motion Systems and where did you work prior to that?	I am a Staff Accountant. I also work part time for another company that I have been employed with for a few years.
Could you explain the delinquency on your credit report 2 years ago. Also why are you requesting $12k when your credit report shows only $6k of debt?	To be completely honest, this process is very strange to me. I thought I was using eLoans but I realize this is not what I thought it was. A few years ago I went to the eLoan website and got a car loan through them. The process was simple??? I filled out an application, found the interest rate to be very reasonable, signed up for automatic payment withdrawal and paid off the loan with no drama. I expected this process to be similar but it isn???t. I don???t expect anyone to care that I am a very private person but I???m one of the few people left that does not have a facebook account. My privacy means something to me and I don???t feel comfortable with complete strangers having access to my personal financial information and then asking me to elaborate. I expected this to be like my previous eLoan experience. Get a loan, agree to the payment terms, sign up for automatic withdrawal, pay off my loan with no drama, and have my privacy intact. At this point, if this loan does not get funded, I will not be disappointed. I will also, with the way this is going, most likely not recommend this to process to my colleagues and friends. I thought my credit score would show that I am loan worthy. If you don???t agree, I???m ready to go to my local credit union. Respectfully, Catherine
Hi Member_766135 Catherine, Welcome to Lending Club. As investors, we only see a minimal amount of information about the Borrowers - and do not even know their full names. We do not see all of the credit information, or even the exact FICO score! Since each Lending Club loan is funded by many many investors, each investing $25. or more, sometimes there are a lot of questions. I have invested in the note (which is your loan) and see that the loan is over 85% funded already. As a long time investor here, as well as a borrower, I can tell you that when borrowers answer questions (without including anything that would compromise their identity) generally their loans get funded faster, however you are free to ignore any questions that you wish, if you do not feel comfortable answering them. I am confident that your loan will be 100% funded quickly... it says that 234 different investors have already funded portions of your loan. : )	Dear CriticalMiss, I really appreciate you taking the time to address my concerns. I am very aware of the tremendous risk lenders take and that the process of asking questions is to possibly feel more comfortable lending. All I can say it that I am very motivated to be debt free. I have the goal of going from paying off debt to making my money one day work for me. This is a very important opportunity that I do not take lightly. In the end though, no matter what questions anyone is asked, there is no real way of knowing if the answers that prospective borrowers give are true. All I can say is that I take my responsibilities seriously and will pay this loan off happily. I say happily because the interest I pay at the moment has helped me understand that I will never be debt free if I keep using credit cards. I will have this loan and pay everything else with cash from now on. Thanks again for your response to my concerns.
We're a little bit different that eLoans - that's for sure! The biggest difference is that other people, just like you, are underwriting the loans. So, instead of working with a big bank, you're working with individuals. We each are investing in your credit worthiness. Believe it or not, we are not privied to any of your personal details other than what is necessary to underwrite a loan. We know your credit score, and credit history, along with a few different ratios. We don't know your name (until you're last post where you told us), or any other identifying information. Our retirements, kids college funds, and the like are on the line - and that is the reason we ask these questions. I've heard the lendingclub corporate guys (the ones that actually verify your information and process the payments) can get pretty in depth. But, also realize that most of us long time investors have had at least one loan default over time, so we appreciate the checks that corporate does to protect our investments. We mean no offense, or wish for you to disclose any further information than what would be normal in the scope of underwriting. So, if the loan title is "Debt Free", and you're credit report shows $6k in debt, and you're asking for $12k, your statement of becoming 'debt free' by borrowing more than what you're debts recorded bring a question to me and my fellow investors. Or, is there perhaps another $6k in debt that may not be showing up on your credit report? If so, just say that! We don't care who the money is owed to. Welcome to Lending Club! We're glad you're here! Sincerely, John	Hi John, I have no idea where the info you are provided comes from. Please be assured I would not ask for a loan amount I don't need only to pay interest on that extra money. I don't have any idea why it shows 6K. I'd like that to be accurate. Being "Debt Free" by consolidating my true credit card balances is my only desire. Thanks for taking the time to write. The Lending Club is a very interesting concept. With any luck I will one day be in a position to be on the lender side. Fingers crossed. Very Best Regards, Catherine

Member Payment Dependent Notes Series 596907

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596907	$7,500	$7,500	11.86%	1.00%	October 20, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596907. Member loan 596907 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	cold headers inc	Debt-to-income ratio:	21.95%
Length of employment:	10+ years	Location:	CARY, IL

Home town:
Current & past employers:	cold headers inc
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1981	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,042.00	Public Records On File:	0
Revolving Line Utilization:	97.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1) What is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay off this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows >44000 debt? Any Explanation? 6) Do you have any other source of income? Thanks for your time!!	Type your answer here. 1)vice president I run the daily operations 2)yes 3)3yrs 4)$3000 5)accumulated over the last few years to help my wife get her business started 6)no

Member Payment Dependent Notes Series 596940

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
596940	$15,000	$15,000	13.98%	1.00%	October 22, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 596940. Member loan 596940 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	FMC	Debt-to-income ratio:	14.18%
Length of employment:	8 years	Location:	McAllen, TX

Home town:
Current & past employers:	FMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > With this loan I will pay two big accounts that I have. Borrower added on 10/13/10 > I will pay some big accounts Borrower added on 10/13/10 > I will pay big accounts Borrower added on 10/15/10 > Done Borrower added on 10/16/10 > I have 8 years on my job, and I work for a very stable company with 3000 employees. we have been hiring people the last 3 years. Borrower added on 10/18/10 > Company will give starting next month an extra 300 dlls. per month for gas, so there is one less expense a month out of my pocket.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,555.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
your revolving credit balance is ~$24k. how did you accumulate so much debt and what's different in your life now to prevent you from accumulating more?	Buying unnecessary things is how I got to this point. Now I have different priorities and are not necessary related with spending money, so I want to pay my debit. Also I realized that I can???t continue this way spending money on things that doesn???t are important. I???m learning !!!
to the extent you feel willing to answer these questions, please do so. the context for the questions I'm about to ask is: I want to get a sense of how much you spend each month and how much of it is fixed in stone and compare that to your after tax income. I think you CAN support your current debt level with your income, but not more than that. how much is rent? how much is your car payment(s)? how much are you required to pay on your debts each month? (minimum payments on cards, loan installments, etc) what other monthly expenses do you have?	Before asking for this loan I checked my numbers ($$) to make sure that I will be able to pay this loan and my other monthly payments and I???m sure I CAN do it. The main reason that I???m asking for this loan is because of the high interest rate that I have with my VISA Credit Card which is the one that I want to pay with loan. Rent is 475 monthly. No car payment. I???m single so no children expenses. I know that I have not been the most responsible person on regards to what I spend but not at the point where I ask for a loan that I will not be able to pay.
What is FMC and what do you do there?	Fresenius Medical Care . I'm the Director of Operations Assistant.

Member Payment Dependent Notes Series 597004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597004	$17,500	$17,500	14.72%	1.00%	October 22, 2010	October 26, 2013	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597004. Member loan 597004 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,520 / month
Current employer:	City/County of San Francisco/SFMTA	Debt-to-income ratio:	9.30%
Length of employment:	10+ years	Location:	San Francisco, CA

Home town:
Current & past employers:	City/County of San Francisco/SFMTA
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,279.00	Public Records On File:	0
Revolving Line Utilization:	94.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for City/County of San Francisco/SFMTA?	I manage the City's Towing, Citation Processing and Parking Meter Contracts. Total annual revenue $300 million, and I don't see a penny of it. :-(
What are your budgeted monthly expenses? Please list the debts/credit cards you intend to pay off with this loan, along with their balances, interest rates and average monthly payment you make on each. Why are you currently using 94.5% of your available credit on your credit cards? Are you still using them heavily? Do you have a savings plan? i.e. 8 months of your expenses in the event of an unforeseen event occurring? Sorry about the lengthy list of questions. However, this will provide investors confidence to invest in your loan, and assure quick, 100% funding. Thank you!	What are your budgeted monthly expenses? ??? Credit Card payments ($800.00) ??? Student Loan ($1,185) ??? Rent ($844) + rent insurance ($50) ??? Utilities ($500 ??? cell/internet/water/electricity/cable) ??? Mandatory retirement savings + Deferred Comp ??? (~1350-pre-tax) ??? Health Insurance ???(~150-pre-tax) All bill payments made on time, with occasional exceptions due to changes in due date (no longer an issue with c-cards) Please list the debts/credit cards you intend to pay off with this loan, along with their balances, interest rates and average monthly payment you make on each. Mastercard #1 ~$4,900 14.24% $150 Mastercard #2 ~$3,400 7,15% $150 Mastercard #3 ~$3,100 23.99% $125 Visa ~$2,000 18.99% $100 Store Card ~$2,500 23.99% $125 Discover Card ~$1,250 20.90% $100 Why are you currently using 94.5% of your available credit on your credit cards? Are you still using them heavily? I???ve exercised poor judgment. Although I make payments on time and usually above the minimum amount due, I tend to re-use the cards when they get below a certain amount. At present, I am operating on a cash basis. Do you have a savings plan? i.e. 8 months of your expenses in the event of an unforeseen event occurring? No, not at this time. Most of my extra money goes into retirement savings. Sorry about the lengthy list of questions. However, this will provide investors confidence to invest in your loan, and assure quick, 100% funding. Thank you I wouldn???t say the information above inspires confidence...All I can say in my defense is that the only thing that has changed in my life at present is that with both parents retiring, I???m the only family member that gets paid more than minimum wage. I figure within the next 10-15 years, although I'll still be too young to retire myself, I will need to contribute to my parents??? well-being, and the only way I know to do this is by clearing out all current debt, incurring no new debt and growing up.
Please verify your income with lendingclub (it involves sending in paystubs or something like that). If you do that I'd be happy to contribute to your loan. Any advice on successfully challenging a ticket? My girlfriend has a few $1000 or so worth. She got at least one while out of town, she didn't realize there'd be a street festival and her car was towed.	I'll find out how to do that. It should involve sending a copy of my paystub, I presume...As for ticketing, always protest. You never know what might happen. There should also be clear notices of temporary towaway zones for special events. If she didn't see any, she may have a valid protest. Good luck.
Please submit income verification to lendingclub (it involves faxing in paystubs or something like that) Any advice on getting out of a ticket? My girlfriend has a couple, adding up to over $1000. She got some big fines when her car was towed during a festival she didn't know about.	I think I already answered this one. It is doesn't show up on site, please re-send.
You listed $17,500 in debt. Your credit report is showing debt at $31K. What is the additional $14K of debt?	Two of the three creditors show a line of credit open that was paid off in 2005. The thrid shows the correct amount..
Regarding income verification directions: LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. If you can get verified before fully funded, I'll chip in a few bucks. Best of luck.	Thanks for the information. I called the Lending Club and they told me that bacause my loan had been approved for listing, that they had already verified my income. They don't list loans for funding unless they have verified the income. Please feel free to call them to confirm. From what I could tell, the only thing not verified at the time the loan is posted is the bank account, because that takes up to 3 days to receive the deposit to verify. I did that last Thursday, I think.
Just to clarify, your total debt is a little over $17K and therefore the number we are seeing on your credit report which states $31K in debt is incorrect?	I've put an inquiry into the agency that is reporting the higher amount, because there are different amounts being recorded. If the larger amount is due, they will have to let me know. So far as I know, the credit card debt is as I listed.

Member Payment Dependent Notes Series 597006

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597006	$9,500	$9,500	17.56%	1.00%	October 20, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597006. Member loan 597006 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,000 / month
Current employer:	MOTOROLA, INC.	Debt-to-income ratio:	19.30%
Length of employment:	4 years	Location:	GREAT CACAPON, WV

Home town:
Current & past employers:	MOTOROLA, INC.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,209.00	Public Records On File:	1
Revolving Line Utilization:	93.00%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at MOTOROLA, INC.?	I???m a Sr. Staff Engineer for Motorola. I design public safety radio systems for police, Fire, EMS and Homeland Security. Thanks, Ted
Ted What was the reason for the public record a little over 7 years ago?	Chapter 7 bankruptcy was for medical bills accumulated from an accident. During an Ice storm a parked car slid do a hill and ran over me. I was hospitalized for several weeks. Please note that all accounts in the bankruptcy had been reaffirmed and paid off.
"Rager"? As in partying??? Where did you work before Motorola? What's your educational background?	My sir name is pronounced with a low G like Rag er. The name came in handy in school, some associated with partying!! I have a Bachelors in Electrical Engineering of Capitol College and an Advance Technology Degree in Robotics and Industrial Control. I worked for Unitec Electronics for several years until Motorola acquired Unitec. I Guess since Motorola acquired Unitec I???ve been working for Motorola for about 11 years. Before working for Motorola/ Unitec I worked for Nextel as an engineer. I have 28 years work experience in the public safety communication field.
Sorry that happened to you. I don't lend to people who have declared bankruptcy but in your case I will make an exception.	Thank You, Ted
You don't have much in the way of revolving credit. Is that by choice or by necessity?	It is by choice that I have only one revolving account, a Lowes credit card. I like to plan and budget for what I need to do. Installment loans fit the bill and are easy to budget for. Thanks, Ted
What are you planning to improve in your home?	The home improvement loan is to replace the dated 1st floor bathroom. Thanks, Ted
Can you comment on your credit score and what it means to you?	I???m not sure what my credit scores mean to me anymore. I know the scores are used to judge my credit worthiness. But the fact that I have paid all my bills on time, never late, 7 + years out of a bankruptcy, paid all parties involved in the bankruptcy off, never had a problem before or after the bankruptcy should show something other than a number. I know my score is somewhere in the mid 600???s today, but will go lower because I???m looking for a loan. I shop for the best contractor to work on my home I don???t get penalized. If I shop for money my credit score is always penalized. Credit scores just don???t seam like a complete system to judge the ability to repay a loan. Thanks, Ted
Your answer is so honest that you won me over. Please deal with this loan with the same honor with which you have dealt with all your prior loans. I have faith that you will.	Thanks You, Ted
It is hard making an investment with someone that has a bankruptcy on record. Please remember that everyday people are helping you out with your loan, not a big bank. Please do not default as all of us would not like to lose money on this risk. I will be happy to invest	I appreciate all the help everyone has given me and will not default on the loan. I think it is a great thing everyone is doing investing through Lending Club. It is the first time anyone has taken an interest in the person me and looked at all the circumstances before making a decision on a loan. Thanks, Ted
how much is your home worth and how much debt do you have on it (and what interest rate)	The last appraisal on my home was done about 2 1/2 years ago. At that time the value was placed at $260,000.00. I'm not sure of the current value, as real-estate values have dropped in my area. I currently owe $194,000.00 at 6.78%. Thanks, Ted

Member Payment Dependent Notes Series 597008

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597008	$8,000	$8,000	17.56%	1.00%	October 26, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597008. Member loan 597008 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	n/a	Debt-to-income ratio:	23.16%
Length of employment:	n/a	Location:	Mcallen, TX

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 09/25/10 > p Borrower added on 09/25/10 > Hi all! I need to fix our guesthouse asap. I am using the money for a new stove, fridge, tile, paint etc. It's a project I have wanted to start for quite a while; now that I'm retired, I finally have time to do it. It is much needed and am ready to go!

A credit bureau reported the following information about this borrower member on September 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	4
Total Credit Lines:	34	Months Since Last Delinquency:	9
Revolving Credit Balance:	$2,985.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Current source of income?	Hi CriticalMiss. I am recently retired and my current form of income is Social Security and VA at 100 percent. I am a Vietnam and Gulf war veteran.
Are you planning to rent it? If so, what will be the estimated monthly rent?	My children live out of town and I would love to have the room for all of them and their families. It would probably even get them to stay longer! If I decide, and I might, to use this as a stream of income then I would probably charge 550 a month with bills included. There are plenty of college kids in this town that would find that an incredible bargain. It has two floors and two bedrooms. Thank you for your interest and question!
Why did you relist?	Well, it was basically lack of communication between me and the credit dept. I sent two very important proof of income documents that were never received according to this dept. Time ran out before I could resend that info so it was removed. The communication issue has been resolved and I am almost done with this process.
Please tell me something about your credit score and what it means to you.	My goal is to be debt free in a few years so my credit score is obviously the most important thing to me. I have a few blemishes on my credit score that I am currently working on. Credit is the number one way to save money in this world, it is also how someone is defined in this economy. Once I get it to where I want it to be, it will be a great indicator on how I live my life; responsibly.

Member Payment Dependent Notes Series 597024

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597024	$10,000	$10,000	16.32%	1.00%	October 22, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597024. Member loan 597024 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,581 / month
Current employer:	Fertility Centers Of IL	Debt-to-income ratio:	22.28%
Length of employment:	5 years	Location:	MCHENRY, IL

Home town:
Current & past employers:	Fertility Centers Of IL
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1979	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,589.00	Public Records On File:	0
Revolving Line Utilization:	86.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Fertility Centers Of IL?	Type your answer here. Receptionist
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase I owe $5457.38 rate is 27 monthly amount is $220 Another Chase I owe $2275 rate of 20.24 monthly is $80 Discover is $2385.85 rate of 15.99 monthly is $60. I always pay more than the minimum. I would like to keep the discover and get rid of other 2 cards. I am a receptionist
Any other household income not listed above?	My husband income witch is probably $60,000 yearly.
Your husbands income made the difference for me. I just helped fund your loan.	Thank you
Is there any credit card debt he has that is not listed above?	His credit card debt is separate from mine, because of my divorce. He pays his I pay mine.

Member Payment Dependent Notes Series 597058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597058	$4,600	$4,600	7.88%	1.00%	October 21, 2010	October 26, 2015	October 26, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597058. Member loan 597058 was requested on October 12, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,500 / month
Current employer:	SmartDrive Systems	Debt-to-income ratio:	20.98%
Length of employment:	1 year	Location:	Pittsburgh, PA

Home town:
Current & past employers:	SmartDrive Systems
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/12/10 > 1999 Audi A4 Quattro - Auto Excellent credit history dating back to 1983 $3, 200 Stable Job - Strong career - I have both Insurance and Technology skills Borrower added on 10/13/10 > Audi is a 2nd vehicle for me - The other vehicle is owned and paid in-full (BMW 540i). Since 1988, I have 9 vehicles purchased or leased--all those vehicles were for more money than this Audi--and none of those previous owned or leased vehicles ever had a default in payment.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	36
Revolving Credit Balance:	$38,425.00	Public Records On File:	0
Revolving Line Utilization:	38.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at SmartDrive Systems and where did you work prior to that?	SmartDrive - As Insurance Relationship Manager, Worldwide, I manage all Insurance Company and Insurance Broker relationships, while working closely with their commerical fleet organizations in selling and implementatin vehicle safety technology that reduces claim costs up to 50%. Prior to SmartDrive - I worked at competitor called DriveCam in a similar capacity (2 years as an employee, and 7 years as a distributor) Prior to the DriveCam employment, I was President and Owner of both and Insurance Brokerage firm (8 years), and Fleet Safety Technology firm (7 years).

Member Payment Dependent Notes Series 597104

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597104	$16,750	$16,750	13.98%	1.00%	October 26, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597104. Member loan 597104 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,306 / month
Current employer:	Apostolic Nursing Home	Debt-to-income ratio:	20.08%
Length of employment:	10+ years	Location:	CRESTON, OH

Home town:
Current & past employers:	Apostolic Nursing Home
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,134.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I owe Bank of America Credit card about $9800 with interest rate of 12.15%. I try to pay about $250.00 a month. I also owe Capital one $910.00 pay about $50 a month. I also had to borrow about $7000 from my retirement plan and I pay $158 a month with interest rate of 2%. I would pay like to pay off Bank of America then Capital one. After this is done what is left I would like to pay on my retirement plan. I work as a LPN but also going to college to further my education. Thank You so much
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	I have avoided any new debts by cutting up my credit cards.
Do you use any sort of budgeting software like Quicken or Mint.com? What is your budgeting strategy?	No I do not but looking into them to see what is the best.

Member Payment Dependent Notes Series 597281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597281	$12,000	$12,000	14.72%	1.00%	October 21, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597281. Member loan 597281 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	Tetra Tech	Debt-to-income ratio:	14.59%
Length of employment:	10+ years	Location:	PERRY, MI

Home town:
Current & past employers:	Tetra Tech
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > This loan will be used to pay off all outstanding credit card debt, including a Citifinancial loan. Much of this debt was accrued a number of years ago in a divorce situation where I felt obligated to take on all of the debt. It has been juggled from one source to another, slowly being paid off. However, I am now far more financially secure and able to pay off all of the debt in a much quicker manner, as I have been doing the last couple years. I will close all accounts which do not improve my credit score due to longevity. I will also close the Citifinancial revolving credit line immediately. I have not used this credit line in years, and do not wish to do so for any reason. Borrower added on 10/14/10 > To provide a bit more information, the bills that will be consilidated under this loan are currently $620 a month. This loan will free up $200 a month. This summer we discovered my toddler has severe food allergies, which has led to the need for purchasing special meals and medicines for her. This cost has obviously increased my monthly budget. The extra $200 will ensure I have the money to buy her the food/medicine she needs, while not having a negative effect on my ability to meet bill deadlines, day care expenses, or have a small amount of fun money left when all is said and done.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	37
Revolving Credit Balance:	$2,995.00	Public Records On File:	0
Revolving Line Utilization:	28.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what debts are you consolidating? it's not obvious to me from here because i see a revolving credit balance of ~$3k.	Hello. I am consolidating all of the outstanding credit card debts, including the revolving balance. This will allow me to more efficiently and quickly pay off the debt.
Can you list the debts with aprs you would like to consolidate?	Citifinancial - 2500 Discover - 925 Lowes - 1400 Old Navy CC - 1700 Cabela's - 1000 PNC - 2000 These are rough estimates on the total amounts due. I intend to pay off all the outstanding CC debt (and close those thare don't contribute to my long-term credit status) so that I am able to make one payment. Many of these debts are leftover from a divorce many years back. I felt obligated to take them on as I knew my then spouse could not be relied on to pay them back. Initially it was a struggle to carry the debt on my own. However, I now have both a small business, which has shown a profit for several years, and a steady income from a job I've been with for more than 11 years. These two sources will allow me to get this debt behind me within the next couple years. I do not intend to use CCs after that time since debit cards are now accepted in place of CCs and link directly to a banking account.
Is there any other household income not listed above that would be used to repay this loan?	My husband and I maintain separate finances where credit cards are concerned. So while our annual household income is a great deal larger than what is listed, only my income would be taken into consideration. However, I can't give a solid answer to what my small business will gross as I am paid in royalties several times a year. Generally this portion of the income is around 13-15K, with about 3K of that going to expenses. My standard, salaried employment grosses just over 50K a year. I went on the low side and noted about a 5K earning from the small business, though this should be at least double this amount, and the majority of that income will go toward debt payoff.
Greetings, I am interested in funding your loan. Can you explain the delinquency 37 months ago? Also, I highly recommend Acupuncture and Chinese herbal medicine for your toddler... it works quite well for food allergies. Good luck!	Honestly I am not sure what the deliquency was 37 months ago. If I take a guess, I am thinking it was for MBNA which is where I made the mistake of working with a credit counseling company that was supposed to help me lower my money owed by making payments to the biggest lender first and then paying all off over time, and then at the end they would work on my behalf to see my credit came out on top. After three months I was contacted by MBNA with a potential lawsuit if payment was not made. I then called the company who was to make payments for me and they said they would handle it. At that point I took matters back into my own hands. I ended up paying off the MBNA account in three sizeable payments in a settlement deal so I didn't have to deal with the lawsuit, etc. Lesson learned on that one.

Member Payment Dependent Notes Series 597296

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597296	$25,000	$25,000	11.86%	1.00%	October 26, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597296. Member loan 597296 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	norfolk southern railway	Debt-to-income ratio:	11.39%
Length of employment:	10+ years	Location:	hurricane, WV

Home town:
Current & past employers:	norfolk southern railway
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > want to get on a fixed rate i know what the payment is going to be each month and i have a great credit score and i make may payment on or before they are due. pay off what i need to so i will have a little more left over to have a little breathing room each month

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,709.00	Public Records On File:	0
Revolving Line Utilization:	48.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I have a disney visa card i owe $14,600.00 interest rate is 16.24 because of medical that insurancs would not pay that will be paid off with this if i get the full amout i ask for. the other is discover i owe $7,600.00 interest rate is 13.24 that will be paid off if i get the full amount . i paid 600.00 on disney a month and about 700.00 a month on discover house payment 900.00 a month. i worh as a locomotive emgineer i run or drive the train going on the rails 24 hour call 7 days a week.
What is the balance on your mortgage including any 2nds or heloc? What is the current market value of your house? What steps are you taking to prevent this kind of debt from reoccurring?	my balance is 150,000.00 on my home no seconds or helco my home current value is around 245,000.00 to 250,000.00 this loans is one step and take steps to budget on have more coming in and less going out
Position at NS? and In YEARS, how long do you intend to service (keep active) loan before payoff?	I am a locomotive engineer i run the trains been ther 13 years i try to pay it off in about 4 years
Any income besides yours in the home? Plans to avoid debt in the future?	no i am the only income in my home now i have a budget to work with and with this loan i can budget because i know what it will be each month.
Hello there, I am interested in financing your loan. But I need you to answer these two questions first please: 1. What is the total balance of the mortgage loans and any HELOC you owe on your home? 2. What is the current market value of your home? (use zillow.com if unsure) Thank you.	i have150,000.00 left to pay on my home no heloc and the current market value is 250,000.00 on my home

Member Payment Dependent Notes Series 597335

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597335	$3,000	$3,000	15.95%	1.00%	October 21, 2010	October 30, 2015	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597335. Member loan 597335 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	Booze Allen Hamilton	Debt-to-income ratio:	19.50%
Length of employment:	1 year	Location:	Las Cruces, NM

Home town:
Current & past employers:	Booze Allen Hamilton
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	82
Revolving Credit Balance:	$983.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Booze Allen Hamilton and where did you work prior to that?	I am a Civil Engineering Project Manager working under contract with the Air Force. Prior to this I was an Estimator working for Enterprise Advisory Services, Inc. under contract with NASA.

Member Payment Dependent Notes Series 597414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597414	$19,000	$19,000	16.45%	1.00%	October 26, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597414. Member loan 597414 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,200 / month
Current employer:	digicell intl. inc.	Debt-to-income ratio:	22.14%
Length of employment:	10+ years	Location:	glendale, CA

Home town:
Current & past employers:	digicell intl. inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,313.00	Public Records On File:	0
Revolving Line Utilization:	66.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at digicell intl. inc.?	I am in charge of the Credit Department....
What do you plan on using the requested funds for?	I am consolidating my debts into one lender. I have credit cards that has higher interest rates and if I get this loan I would be able to save some money since I will be paying less monthly....thanks.
HI, 1) Can you tell us briefly what Digicell intl does and what you do for them? 2) Since this is a debt consolidation loan, please list your debts, interest rates, and the amount you pay every month. For example Citi Visa $2000 balance, 23.9% APR, $200 per month 3) There are hundreds of people on lending club looking for loans, help your listing stand out by entering a Loan Description. 4) You have chosen a 5 year loan. Since there is no penalty for prepaying, do you think you'll be paying it off early, and if so, how many years would you say? 2 years, 3 years, 4 years? I'm sorry for all the questions, but we see a highly condensed credit report and that's not a lot to go on when investing money. Thanks in advance for answering my questions. Sincerely, -LL Herndon, VA	Hello Mr. Herndon. DigiCell is a wholesale Distributor of Cellular phones. I have been with them for 10 years now and I am in-charge of the Credit Dept. To give you a snap shot of the credits I am planning to consolidate, Bank of America$240/month, Cap One - $200/month, Citi -$160.00, Chase $50.00. The interest varies but it is between 12% - 24%. If I get this loan, I would be able to pay them all at once and my monthly with Lending Club that I need to pay is a lot lower- making me save a little money. Dont worry about me paying early because I usually pay my debts earlier than agreed and I never miss payments on anything as far I can remember. I am pretty responsible when it comes to debts....Thank you so much.
Can you list the debt amounts with aprs you are carrying?	Hi. I dont have it in front of me right now but if I am not mistaken it ranges from 12% - 22%. I have 4 creditors that I want to consolidate into one and they are citiflex, cap one, BA and Chase. My monthly payment to them totals to around $640/month. If I get this loan and pay them off, my monthly with Lending Club is a lot lower which will make me save a little. Thank you so much.
I would like to fund your loan so when you get a chance can you please forward the debts with aprs you are carrying?	Hi. Thank you for your question. I dont have it in my office but I can tell you its only 4 creditors ranging from 12 - 22%..bankofA, citiflex, chase and cap one. I want to consolidate them all in one creditor plus I will have a lower monthly payment if I get this loan., I will save money doing that. thanks so much.
What is your position (Job/What you do) for emploer? and In YEARS, how long do you intend to service (keep active) loan before payoff?	Hi. I am with this company for 10 years already and I am holding a managerial position int he cerdit dept. I intend to stay as long as possible until I am eligible to retire. Just to let you know, I also intend to pay off the money I may owe before the due date - I always do because I am not very comfortable having credit floating around...thank you so much
Me again. Do you intend paying loan off 1-year early? 2-years early? Or what?	Hi. I cannot tell exactly right now. But I definitely intend to pay before the 5 year period....as far as I can remember, my loans usually gets paid within 2-3 years period. thank you.

Member Payment Dependent Notes Series 597463

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597463	$16,750	$16,750	11.49%	1.00%	October 21, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597463. Member loan 597463 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,850 / month
Current employer:	Weld County Sheriff's Office	Debt-to-income ratio:	23.42%
Length of employment:	5 years	Location:	Greeley, CO

Home town:
Current & past employers:	Weld County Sheriff's Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,558.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Weld County Sheriff's Office?	I am a supervisor.
Can you please detail the debt you are looking to consolidate? Also, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	I consolidated my former marital debt on my boyfriend's card as a signer. In the interim, my car kept breaking down and I used that card to pay for it. He co-signed on a student loan for his 30 something irresponsible daughter whom defaulted on her loan no less than 7 times now. As a result, the credit bureau's notified Citibank. More than $13K of credit was lost that I built up on HIS credit overnight. As I have paid that balance down, more credit has been lost. His credit has been ruined and I have been rewarded with paying penalty interest for over a year now for making timely payments. I do not get credit for my timely payments. I have requested this loan to get out from under the high interest, have fixed payments, and to get credit for my payments. I do not use the card as I had a goal to already be out of debt by now. Due to the circumstances, that would never happen without this loan. Fixed payments will make this happen for me. I want to be out of debt and plan to remove myself as a signer on that account once this loan goes through. I am tired of being penalized for something that was not my fault. I have neither been late on any payments nor defaulted on any loan ever. The interest on 1/2 the card is over 25% and the other half is over 20%. Thanks for your question.
Please explain how you go about removing yourself as a signer on the account? I am not understanding how that would be possible. Thank you in advance.	I am going to have my boyfriend remove me through the bank as a signer.
I suggest that you call the bank (and/or a trusted attorney) on your own first and tell them of your plans to have your name removed as the signer. There may be a more effective method to accomplish your goal. Good luck and congratulations on starting to take control of your finances.	I thank you and will take your sound advice under advisement.
I understand your comment about his daughter defaulting on "their" loan together, but I'm trying to understand how it affected you losing credit. Was the loan a cash advance against the credit card you and him co-sign or something? Even if they raised interest on your/his card or closed it because they were notified of his default, I still do not understand how or what you mean by you "lost" 13K in credit. Please explain, thank you.	I apologize for any confusion. I took out a cash advance to consolidate my marital debt and used the card to pay for car repairs. I have made all the payments to his credit card. I have never been late with a payment. As I previously stated, I built his credit line up with my timely payments. Citibank rewarded my timely payments with an increase to his credit line pretty frequently. They do this when you demonstrate you are a responsible borrower. This occurred in a regular frequency because I was paying 3x's the minimum in an effort to be out of debt within 2-3 years. I do not get credit for my payments as I am a signer on the account. I was simply stating that the path of destruction began for me when he co-signed on that student loan for his daughter. Her defaults ruined his credit. Her first default resulted in more than 13K of credit loss. Further loss of credit on that line have occurred as I have paid down the balance. The loss to me is that I have been rewarded with paying penalty interest due to her defaults on his credit. Thus, I have applied for this loan to get out from under the high penalty interest, establish the credit for my payments under my own name and to be debt free within 36 months. Thanks for your question.

Member Payment Dependent Notes Series 597497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597497	$6,000	$6,000	13.98%	1.00%	October 25, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597497. Member loan 597497 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	InfoSol, Inc.	Debt-to-income ratio:	23.68%
Length of employment:	10+ years	Location:	Surprise, AZ

Home town:
Current & past employers:	InfoSol, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,212.00	Public Records On File:	0
Revolving Line Utilization:	81.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please elaborate on the purpose of this loan.	This will help us finance our web presence and promote our products. It is a one-time expense.
Is this business in addition to your job at InfoSol?	In addition to and independent of my job at InfoSol.
How long have you been operating the business and what is the current web address?	We started the business in December 2007 http://HelenPoch.com

Member Payment Dependent Notes Series 597527

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597527	$10,000	$10,000	7.88%	1.00%	October 22, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597527. Member loan 597527 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,250 / month
Current employer:	Bare Escentuals	Debt-to-income ratio:	10.40%
Length of employment:	< 1 year	Location:	Belmont, CA

Home town:
Current & past employers:	Bare Escentuals
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1998	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	47
Revolving Credit Balance:	$871.00	Public Records On File:	0
Revolving Line Utilization:	4.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Bare Escentuals and where did you work prior to that?	I do marketing for Asia markets at Bare Escentuals and prior to that, I worked at Nikon Precision Inc. as a translator/interpreter.
Nice credit score - anyway you can get your income verified?	My employment was verified by the LendingClub credit team, and I was told I did not need to verify. However I can also submit a paystub to them.
Hello - typically borrowers will put a loan description in to help investors understand what the individual will do with the money. Based on your title I see that you want to invest in a business. What type of business will this loan be used for? Thanks - and good luck.	Thanks for the tip and the well wishes. The money will be used for capital investments for my translation business.

Member Payment Dependent Notes Series 597540

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597540	$5,600	$5,600	16.32%	1.00%	October 25, 2010	October 27, 2015	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597540. Member loan 597540 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,125 / month
Current employer:	Chartis	Debt-to-income ratio:	22.69%
Length of employment:	7 years	Location:	Vallejo, CA

Home town:
Current & past employers:	Chartis
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/07/10 > Funds will be used to pay down student loans and car payments. My bills are paid on time or before their due dates and I keep a watchful eye on my credit. I prefer to pay cash as opposed to using credit. I have one credit card for emergency use it is in good standing. I have worked with my company close to nine years. I have worked in two departments assuming more responsibility.

A credit bureau reported the following information about this borrower member on October 6, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	81
Revolving Credit Balance:	$872.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Chartis?	Critical Miss, I am an Underwriting Analyst/ Admin Exec, for Global Energy Property.

Member Payment Dependent Notes Series 597573

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597573	$20,000	$20,000	10.38%	1.00%	October 25, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597573. Member loan 597573 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	City of Manhattan Beach	Debt-to-income ratio:	7.86%
Length of employment:	9 years	Location:	Montebello, CA

Home town:
Current & past employers:	City of Manhattan Beach
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/24/10 > Thank you all for your help but I'm canceling the loan. Borrower added on 10/24/10 > Hello all, please do not respond to this loan because I've decided to cancel. I am delaying my plan to get another car and avoid the interest on this loan. I don't want LendingClub to transfer the fund into my account, then I won't be able to cancel it. Thank you all for your help. This has been a rather unique experience for a loan process.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,771.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for the City of Manhattan Beach?	I'm one of the 2 Network Administrators in the Information Systems Division. We handle all City's computing needs including desktops, servers, routers, email, database, etc. Our job is to ensure City's daily functions that rely on technology are not disrupted.
what car are you buying? why not just use dealer financing?	This loan will be used for a used vehicle through a private party. I've never bought a new car and never will because of its quick depreciation. I usually buy a car that is about a couple years old. I'm not sure what make and model yet but it will be within the $20K range. I hope this answers your question.
how much is your mortgage payment? what is home value and how much do you still owe on it?	$2350. Low $400K and high $200K.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? These answers will definitely help lenders lend.	Monthly expenses is around $750. Mortgage debt is already mentioned in previous answer; I have no school debt and I have about $2K credit card balance at 12% interest. I have a 401K account of little over $100K. I have a $15K TD Ameritrade account. A combined income (spouse) is about $150K. Hope this helps.
You have $26,771.00 in revolving debt listed in you credit profile. Can you please explain this? Thank you.	These were 2 credit cards debts of roughly $23K under my spouse's name and I am listed as secondary. She has recently paid off all of it and I guess it will take some time to reflect our credit report.
Unless your wife paid off the credit cards in the last two weeks or so, the credit card companies usually report to the major credit reporting agencies at least once a month and the zero balance should be reflected - it doesn't take "some time." Also, if it's reported in your individual credit profile that means you're a co-signer for that debt, whether or not your wife is the "primer user" of the credit cards. What was the source of funds to pay off the debt so quickly (e.g. was it another consolidation loan)? Thanks in advance.	You are absolutely correct. She paid off the credit cards within the last two weeks. Regardless I am canceling the loan. Thank you for your interest in helping.

Member Payment Dependent Notes Series 597604

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597604	$13,800	$13,800	10.38%	1.00%	October 21, 2010	October 27, 2013	October 27, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597604. Member loan 597604 was requested on October 13, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,291 / month
Current employer:	ACS, INC	Debt-to-income ratio:	20.18%
Length of employment:	2 years	Location:	Cheyenne, WY

Home town:
Current & past employers:	ACS, INC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/13/10 > This is a loan to pay off my credit card debt faster. In the past year I have paid down over $9,000. I have learned a hard life lesson and what to get rid of this craptastic feeling of credit card debt over my shoulders. I want to move on with my life and get married. I told my girlfriend of almost 3 years I would not get married until I pay this off. I have a stead job of over two years, I have rented out two bedrooms in my house that bring in additional $750 a month if income to put towards my payments. I pride myself on my credit history, my always improving credit score, and my payment history. Borrower added on 10/14/10 > This is to pay of an American Express and a Bank of America credit card account. Once the loan is funded I will be closing the Bank of America account, however, I will be keeping the American Express account open as it is my oldest trade line at 9 years.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,126.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I currently have two credit cards that have a balance on them... American Express: $8917, 10%, $180 Bank of America: $4292, 15%. $250 Not knowing how detailed your view of my credit report and trade lines are, American Express reports twice on my credit report, so it will show I have an extra $8917 or so in debt I really do not have. I also have a couple store credit cards and a FIA credit card that will show a balance, however those are paid off. The only two credit cards that have a balance are the two listed above which is what this loan will be used for. Including LendingClub fees, the final loan amound should be just under $14,000 when all is said and done. I will actually be paying a slightly higher APR by consolidating through LendingClub, however by pushing everything into one payment I believe I will pay of the debt sooner than I would keeping the debt where it is. I also believe I will come out ahead in interest payments by consolidating and paying it off sooner via the one payment method. My main goal is to have this paid off and put this in the past??? which in return should net you a little something.
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes, in August I started renting out two of my bedrooms in my house for the additional income to both pay down debt faster and have the ability to save a portion of that rent for unexpected expenses that I have not budgeted for. I also will be receiving a 6.55% raise starting November 1.
One lender asked what you do at your job. I did not see your answer. What do you do at your job?	The fancy name for my job is systems technician. I am the onsite IT coordinator providing both desktop and wintel support to an office of about 75.

Member Payment Dependent Notes Series 597670

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597670	$3,000	$3,000	13.35%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597670. Member loan 597670 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,167 / month
Current employer:	Wooster Country Club	Debt-to-income ratio:	7.74%
Length of employment:	3 years	Location:	WOOSTER, OH

Home town:
Current & past employers:	Wooster Country Club
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > car Borrower added on 10/19/10 > using the loan to fix up my house and pay off a bill. I have always payed my bills and never have not payed off my loans. My job is really stable and i love to work here. I plan on paying back the loan %100

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	66
Revolving Credit Balance:	$6,679.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello Borrower Explain the reason for your last deliquency and how you plan to avoid such a thing in future ? Why is your credit card utilization so high . What steps are u taking to bring this down so it dosent hurt your credit scrore ?	not sure of the deliquency. Helping out my family memebers with car troubles and or other issue that come up. I plan on paying down my credit cards as fast as i can by paying double the minimum as to get my credit back in line so that i can by a house here in a year or two
Do you owe any money on your home (ie. through a mortgage or HELOC)?	no i do not.
Do you owe any money on your house (mortgage or HELOC)?	no i do not

Member Payment Dependent Notes Series 597751

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597751	$9,500	$9,500	6.76%	1.00%	October 20, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597751. Member loan 597751 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	The Boston Consulting Group	Debt-to-income ratio:	6.24%
Length of employment:	10+ years	Location:	MELROSE, MA

Home town:
Current & past employers:	The Boston Consulting Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > I plan to use the funds to pay off my credit cards. I haven't used them in over 2 years, but would like to make some headway with a lower interest rate. I have a steady job, at a great company, that I've been at for over 10 years.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,940.00	Public Records On File:	0
Revolving Line Utilization:	25.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
A verified income will make your loan much more attractive to investors. Please contact Lending Club to send in your income verification documents (support@lendingclub.com). Some people fax a copy of a pay stub, etc. After this is complete, your loan will have much greater chances of getting funded. Thanks!	Great, thanks for the advice!

Member Payment Dependent Notes Series 597835

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597835	$6,000	$6,000	14.72%	1.00%	October 22, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597835. Member loan 597835 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	21.40%
Length of employment:	10+ years	Location:	Hollywood, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I have internet marketing and website development company that has been is business for ten years. During this period my company has successfully launched and marketed several hundred websites for my local, national and international clients. I have recently launched a subscription based website aimed at creative children. The project supports the arts and encourages creative development and learning for pre-teen kids. The new site allows members to create artwork, write books, make music, play games and learn both off and online. The project has very good income potential from both subscriber fees and custom merchandise purchases. Members on the new site can have their artwork printed onto T- shirts and other merchandise and earn royalty point payments for artwork used in custom products sold from the site. I am seeking a loan for project marketing and continued development. I can easily make the required loan payments from my existing sales revenues. Thank you for your consideration, I am happy to answer any questions you may have. Borrower added on 10/14/10 > My existing internet business earns revenues of approx $130k per year. I currently just take a small salary each month, with business profits reinvested into my project for creative kids.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1995	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,276.00	Public Records On File:	0
Revolving Line Utilization:	95.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 597853

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597853	$22,000	$22,000	10.75%	1.00%	October 26, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597853. Member loan 597853 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,710 / month
Current employer:	Forsyth County Board of Education	Debt-to-income ratio:	24.10%
Length of employment:	10+ years	Location:	CUMMING, GA

Home town:
Current & past employers:	Forsyth County Board of Education
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,418.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 597875

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597875	$21,600	$21,600	18.30%	1.00%	October 22, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597875. Member loan 597875 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,708 / month
Current employer:	Kohls	Debt-to-income ratio:	14.42%
Length of employment:	4 years	Location:	MILWAUKEE, WI

Home town:
Current & past employers:	Kohls
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > Using to pay off credit cards and repair car after hit and run accident. Job is very stable been with the company for 4 years. Would really like to pay off my credit cards and have one bill. Borrower added on 10/16/10 > I work in learning and development. Borrower added on 10/18/10 > I am 100% committed to paying off my debt. Being able to pay of my debt would give me the opportunity to not live to pay off my debt, but be able to save. Because this money is not coming from a bank but from people who are choosing to invest in me, (I would pay back the money no matter if it was a bank or people), but I feel a deeper need of paying back all of the money I am funded, since it is individuals investing in me. I have been employed with my employer for 4 years and have been very blessed to work for a retail company that has had success during a tough economy. I love my job and feel very lucky to have found a career that I truly love. Over the last 2 years I have been helping out a family member since she lost her job and has had to take a job that pays considerable less than she was used too. I am sure it was very hard for her to ask for help and since she has supported me a great deal in my life it was the least I could do to help her out. I appreciate any consideration, thank you! Borrower added on 10/20/10 > Please help fund my loan, I am looking to consolidate my excising Debt into one payment, I would love to be Debt free 2011. Help lift the Debt "weight" off my shoulders. I appreciate any consideration.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	45
Revolving Credit Balance:	$9,785.00	Public Records On File:	0
Revolving Line Utilization:	97.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Chase Creidt Card owe $7K, interest rate is 17% I plan to pay this off with this loan, I am currently paying a little over the minimum payment. Department Store Credit card owe $2.5 K, interest rate 22% plan to pay this off with this loan, I am currently paying a little over the minimum payment. Car loan owe $12K, interest rate 9% paying $400 a month Installment account owe $600, interest 19%, I plan to pay this off with this loan, I am currently paying a little the minimum payment Bank of America Credit Card I owe $7.5K, interest rate 13%, I plan to pay this off with this loan. I am currently paying a little over the minimum payment With the leftover I plan to use for car repairs and continuing to help out a family memeber who needs assistance after losing job,
Can you list the debts with aprs you would like to consolidate?	Chase Credit Card owe $7K 17% Department Store credit card owe $2.5K 22% Installment account owe $600 19% Bank Of america credit card owe $7.5K 13% I have car repairs and helping out a family member who is currently out of work
What are your balances, lenders, min mo. payment and APR or your CC?	chase credit card $7K 17% Department Store Credit Card $2.5K 22% Installment account $600 19% Bank of america Credit Card $7K 13% the rest will be used for car repairs and helping out a family member who lost a job recently I also have a car loan $12K I do not plan on using this loan to pay this off.
- are you the sole wage earner in your household? If not, what is the combined net monthly income? - what is your plan for reducing your dependence on credit cards? - What is your budget? Please itemize your expenses - rent, food, gas, misc, childcare, etc. - how much do you save each month? Thanks.	I am the sole wage earner. Hopefully if I am able to pay off my debt, I will only use my debit card. My monthly budget is the following. I am hoping to pay off my debt and be able to save more. Rent $550 Debt $800 Car payment $450 Insurance & utility $500 Supporting a family member $700-$1000
As an invester we no not like to read things such as "Hopefully if I am able to pay off my debt". This includes money that we are lending you and might lose out on because you will default. We are everyday people helping others with a loan, not a big bank that can get their money back one way or another.	Oh I totally understand that, and I meant hopefully I get the loan funded and pay of my debt. I am sorry I dont want you to think that I would not pay this loan off, I am 100% committed to paying of my debt to no longer have to work to pay off debt, but work to save. I will not default on this loan. Again I am sorry I did not want to offend you.
Happy to hear you are so committed on paying this loan. I will be happy to invest in you for the next 5 years	Thank you very much!

Member Payment Dependent Notes Series 597920

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597920	$10,000	$10,000	7.88%	1.00%	October 22, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597920. Member loan 597920 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	n/a	Debt-to-income ratio:	0.88%
Length of employment:	n/a	Location:	Tucson, AZ

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Master Bathroom needs new pipes. I need to tear out some wall damage and some walls to get to the pipes. I plan to upgrade the, toilet, sink, and tile the floor and walls. I will do some of the work and my contactor says that the rest could be about 8k. Total needed 10k. Borrower added on 10/20/10 > I just recently retired from Raytheon with a Legacy Hughes Aircraft Pension Plan. I get paid monthly. My monthly budget is variable to some extent as I am rolling over some of my payments into an IRA. I could fund the home improvement work by varying my pension payment amount I receive and how much I put into the IRA. However this would be slower and I would like to fix the master bath ASAP. Also I like the concept of the lending club. I heard about it through listening to Clark Howard. I will probably start investing in it soon with part of my retirement portfolio.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	71
Revolving Credit Balance:	$8,523.00	Public Records On File:	0
Revolving Line Utilization:	57.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why is your employer not listed?	I am recently retired. I have a pension plan payout from Raytheon.
Why is your employer not disclosed?	I'm recently retired from Raytheon. I have a monthly pension payment.
Why is your employer not disclosed?	I have recently retired and get pension payments.
Why is your employer not disclosed?	I recently retired and am being paid a pension. The pension plan is very good.

Member Payment Dependent Notes Series 597931

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597931	$12,000	$12,000	7.51%	1.00%	October 21, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597931. Member loan 597931 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,750 / month
Current employer:	CitiGroup	Debt-to-income ratio:	12.22%
Length of employment:	6 years	Location:	Independence, KY

Home town:
Current & past employers:	CitiGroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,981.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you plan on using the requested funds for?	I am recently divorced. According to my divorce decree, I am responsible for all the credit card debt that was accrued over a 12 year period. I am going to use the funds to clear credit card debt. I currently pay over $500 monthly in payments. I just need someone to help me out so I can get a fixed payment and clear the debt in a timely manner.
You have worked for citi 6 years and make only 27.50 monthly or is that a typo error?	Yes that is a typo error. My net pay amount monthly is $2503 and I also receive 10% shift differential. That brings my net pay amount to $2734.

Member Payment Dependent Notes Series 597984

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
597984	$1,000	$1,000	16.69%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 597984. Member loan 597984 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	PJR Enterprises	Debt-to-income ratio:	15.67%
Length of employment:	2 years	Location:	ELMWOOD PARK, IL

Home town:
Current & past employers:	PJR Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > The loan is to pay off unexpected car repair. I have a stable job where I have worked for about two years. My vehicle is payed off and I do not have any housing costs which would make me fully able to pay back the money back without any issue.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,924.00	Public Records On File:	0
Revolving Line Utilization:	81.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at PJR Enterprises and where did you work prior to that?	I am a customer service rep which includes selling various repair services for and parts for customers vehicles. Prior to that I worked for carmax reconditioning cars.

Member Payment Dependent Notes Series 598004

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598004	$3,500	$3,500	13.61%	1.00%	October 22, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598004. Member loan 598004 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,917 / month
Current employer:	Covidien	Debt-to-income ratio:	16.80%
Length of employment:	3 years	Location:	Oneonta, NY

Home town:
Current & past employers:	Covidien
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	39
Revolving Credit Balance:	$3,183.00	Public Records On File:	0
Revolving Line Utilization:	26.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 598076

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598076	$13,000	$13,000	17.19%	1.00%	October 26, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598076. Member loan 598076 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Cox Communications	Debt-to-income ratio:	24.54%
Length of employment:	3 years	Location:	Ramona, CA

Home town:
Current & past employers:	Cox Communications
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I have a very secure job. I am looking to eliminate the high intrest rates on a few of my credit cards. The reason I a mrequesting this loan is to have a chance to buy down my balances on my cards. Recently my father has been diagnosed with Prostate Cancer and my extra cash has been going to help him out rather then paying more then the minimums on my credit cards. I am very reliable and want to make a good name for myself with my credit at the same time this loan would me and my family as well.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1975	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,036.00	Public Records On File:	0
Revolving Line Utilization:	88.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Cox Communications?	I am a Television Producer responsible for putting on two daily telecast.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	Nordstrom Visa: Balance:$7608.89 with a 18.9% rate; with a minimun of $250 payment each month. Capital One Mastercard: Balance:$2981.57 with a 23.15% rate; with a minimun $150 payment each month. Bank of America Visa: Balance $1019.83 with a 29.99% rate; with a minimum of $100 payment each month. Total amount I would like to consolidate with the given loan amount I have been approved for is $11,610.29. The reason I am in need of this loan is due to the recent news of my Father being diagnosed with prostate cancer, I am having to step up with my extra money and help out my family. Usually I wouldn't have a problem paying more then the minimum for each card balance but with such a high interest rate on a few of the cards it is difficult to buy down the balance. With this loan I would be able to make more then the necessary payments each month while at the same time consolidate these amounts into one and help my father. Thank you for your understanding and cooroporation.
My concern, Matt, is that if you have to make a choice between paying for your father's medical treatment and paying off this loan, you will choose the former. How do you respond to that concern?	The point of this loan is to be able to do both comfortably. My current budget enables me to make all my payments towards my credit cards as well as chip in with my Father. The problem is by just making the minimums towards my cards, this will not allow me to buy down the principle as much as I would like. With this loan, consolidating the high interest rates will allow me to improve my credit score, pay more then the minimum payment towards this loan, chip in with my father and be financially stable as the months go by. My goal is to set a solid financial foundation for myself now so I can always be prepared if something else were to arise. Thank you for your interest and understanding.

Member Payment Dependent Notes Series 598112

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598112	$10,000	$10,000	17.93%	1.00%	October 25, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598112. Member loan 598112 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Black Box Network Services	Debt-to-income ratio:	17.76%
Length of employment:	< 1 year	Location:	AUSTIN, TX

Home town:
Current & past employers:	Black Box Network Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	71
Revolving Credit Balance:	$7,960.00	Public Records On File:	0
Revolving Line Utilization:	99.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Black Box Network Services and where did you work prior to that?	I work as an admin/clerical. I was working at Black Box Network Services as a temp through Adecco. They hired me full time after three months.
What are your monthly expenses (rent, credit card payments etc)?? Also, Please contact Lending Club to send in your income verification documents such as your proof on income (support@lendingclub.com). After this is complete, your loan will be quickly funded. Thanks!	I live with my boyfriend, he pays the rent. I currently have my car payment and now this loan.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	macys - $4k @ 22% apr [min pymt $150] express - $1800 @ 21% apr [min pymt $80] chase - $1500 @ 20% apr [min $50] ae - $2000 21% apr [min $60] All my credit cards will be paid off with this loan.

Member Payment Dependent Notes Series 598120

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598120	$13,500	$13,500	7.51%	1.00%	October 21, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598120. Member loan 598120 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	n/a	Debt-to-income ratio:	14.26%
Length of employment:	4 years	Location:	Bloomingdale, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > I am not the type to ever be late on payments. That said, I can't justify the 19+% I'm paying on my credit card. This loan will help me get out of debt much quicker and easier. With this refinance, I feel like I have a plan and can move forward with my financial planning.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,343.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I am a contract employee with a nonprofit organization, Merit Partners. I have been a contractor working as their Director of Business Operations for the last 23 months. Before that, I was the Director of Business Development for a SwissCom backed start up. I was a contract employee with them as well.

Member Payment Dependent Notes Series 598126

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598126	$6,000	$6,000	20.16%	1.00%	October 21, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598126. Member loan 598126 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Brevard County Clerk of Courts	Debt-to-income ratio:	4.50%
Length of employment:	10+ years	Location:	Melbourne, FL

Home town:
Current & past employers:	Brevard County Clerk of Courts
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/14/10 > A monthly payment of $160.00. Borrower added on 10/15/10 > I feel this loan will be perfect. Only one monthly payment. I feel this loan will be a great opportunity to have financial freedom.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	28
Revolving Credit Balance:	$954.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Brevard County Clerk of Courts?	I am a records clerk. When children are removed from their homes by DCF I prepare the paperwork for court. I also am an auditor for guardianship cases.
Can you list the debts with aprs you would like to consolidate?	$2717.11 APR 11.50% $1004.74 APR 11.75%
Why are you applying to refinance loans at nearly twice their original interest rate? If you just began paying 160 dollars a month towards these debts now they would be payed off faster, and with less money.	I am not sure I understand you. When I receive this loan I will be paying $160 a month.
What will the additional $2300 be used for?	Savings and money put away for emergencies car trouble, etc.
Do you understand that, by refinancing 11 percent credit card debt at 20 percent, you will end up paying more total money than if you just paid off your credit cards faster?	Yes. I was just hoping to pay them off now and then with lending club have one monthly payment.
The convenience of one payment will come at a very large cost (in interest charges) to you! At the risk of making Lending Club personnel unhappy, I encourage you to cancel this loan request and get some credit counseling from a trusted source. I recommend you visit www.daveramsey.com or www.crown.org for excellent advice.	thanks
I never heard of a 11% credit card. Mine isn't that good. And I have a better credit score. Can you verify that your current credit card is better than the Lending Club loan you are currently applying for?	I have one APR 11.50% I have another APR 11.75%
Honestly, this loan does not make sense to me. If you pay $80/month on your existing debts, you will get out of debt faster AND pay less in the process. This is what you should be doing if you can afford it. If you need the extra cushion of this loan amount due to living paycheck to paycheck perhaps then I can understand the request and if this is the case then you should say so and lenders can evaluate the loan based on that. Any funds you receive from this loan that are put into a savings account may serve as a possible emergency fund but you have to keep in mind that you will be PAYING a high fee in interest for this luxury (more than most credit card transfers) and it will end up costing you much more than if you just paid off your existing debt. Good luck!	I have credit cards and some other small loans. I had to take out a $500.00 loan a couple of months ago because I had things with my car that needed to be fixed. There were also other small loans besides this one. I just want to pay everything off now, put money in savings and have money for emergencies. Also at one point they cut back my hours on my job because of the economy. Now I am back to full time, but I did struggle when I lost those hours. I hope this explains my situation to you a little bit better.
You're trading two balances at 11% for one with almost twice the interest rate? This doesn't make sense to me.	Yes, I would have to explain everything in order for you to understand.
What was the delinquency you had 28 months ago? Why did you miss that payment?	I have credit cards and other loans. Basically I want to pay off credit cards and loans and have one monthly payment. Savings and money put away for emergencies. I dont understand your question about 28 months ago. All that has happened is my hours at work were cut due to the economy. I am now full time so everything is better

Member Payment Dependent Notes Series 598136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598136	$9,925	$9,925	15.58%	1.00%	October 20, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598136. Member loan 598136 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,305 / month
Current employer:	Suntron Corp	Debt-to-income ratio:	15.35%
Length of employment:	7 years	Location:	Surprise, AZ

Home town:
Current & past employers:	Suntron Corp
Education:

This borrower member posted the following loan description, which has not been verified:

I am a previous lending club borrower with a proven track record. I even paid the loan off a few months in advance. I will use this money to pay off a loan and a few more credit cards which I closed last year when they all started trying to raise interest rates on existing balances. I enjoy the ease of use with lending club and always pay my bills on time, every time. I thank the previous lenders who funded me before and look forward to your support again. You won't be disapointed. Thanks

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1989	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	23	Months Since Last Delinquency:	14
Revolving Credit Balance:	$2,516.00	Public Records On File:	0
Revolving Line Utilization:	41.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Suntron Corp and what do you do there?	Hello, Suntron Corp, is a national contract manufacturing company that builds different types of printed circuit boards for many customers such as Northrop Grumman, ITT and other commercial companies as well. I am a senior buyer there and purchase electronic components for them. Thanks for asking.
What was the reason for the delinquency 14 months ago?	The one time I was late was due to a money gram transfer I did where the clerk entered in the wrong account number I was paying against, but the transaction was in a limbo sort of state where moneygram, nor my creditor, nor I had the funds in our accounts. It tookl 3 or 4 business days until the funds were deposited back into my account and I could transfer the funds again, but by then I had hit the 31 day mark, making me show as 30 days past due. It really devastated me, but in spite of unpaid furloughed days at work last year, and less income than normal, I still managed to reduce my overall debt to income ratio and raise my fico score too. Work has been very very good since last December and we are having a record year, income is back on track with no furlough days this year at all. Next year profit sharing bonuses will be issued in April or May and I intend to put it towards my goal of becoming completely debt free as well. Thanks for your question.
Your credit report says you are revolving a little over $2500 but your are requesting $9925. Can you please list the debts with aprs you would like to consolidate?	Hello, I am not sure exactly what you are seeing, if it is a summary or an actual report. Also, I am not sure if the accounts I "closed" last year show differntly regarding "revolving credit", vs true balances. There are a few cards I am working to pay off and combined the balances are in well in excess of $2500, but I intend to pay two off with interest rates of 26.9% and 21.6% and, and a loan with a balance of $5400 that has an interest rate of about 22.9%. Thank you for asking.
Home value and mortgage balance, please?	I live in Arizona so like everyone who bought a home around 2004 or 2005, my house is upside down loan to value wise. The difference between me and many others who did this was that I was smart enough to secure a low, fixed interest rate loan with a monthly payment that I consider affordable and which suites my need for a financial write off each year. That and the fact that I love my home, and have no intentions of moving, gives me hope that the local housing market will recover and values to rise in the future.

Member Payment Dependent Notes Series 598147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598147	$4,800	$4,800	14.84%	1.00%	October 22, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598147. Member loan 598147 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	HomArt	Debt-to-income ratio:	0.00%
Length of employment:	2 years	Location:	Irvine, CA

Home town:
Current & past employers:	HomArt
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > I have been working for my company for 2 years and was recently promoted to Key Account Manager. I was advised that with this title I will need to take a more active role in the office. I currently live in Oceanside, CA. and would commute to work three times a month. Since I am now committed to Monday through Friday, eight to five in the office, I will need to move to Irvine CA. I plan to utilize this money to rent a U-Haul and pay my first months and last months rent for my new apartment. After I receive my ninety day review I will be eligible for a raise to which I will use to pay off this loan. With an allocated amount of five hundred dollars a month for extra curricular activities I have complete confidence I can pay the one hundred and sixty six dollar payments per month. I do not have any credit cards or other loans out so I feel extremely comfortable with this request. Thank you for your time and I look forward to working with your company.

A credit bureau reported the following information about this borrower member on October 13, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	9	Months Since Last Delinquency:	13
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 598187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598187	$12,000	$12,000	7.51%	1.00%	October 21, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598187. Member loan 598187 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Glendora Digestive Disease Institute	Debt-to-income ratio:	4.07%
Length of employment:	2 years	Location:	Glendora, CA

Home town:
Current & past employers:	Glendora Digestive Disease Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,110.00	Public Records On File:	0
Revolving Line Utilization:	17.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Glendora Digestive Disease Institute and where did you work prior to that?	I work in the admission area obtaining a brief history from the patients as well as starting IV's. I also work in the recovery area where I monitor vital signs and give discharge instructions to the patients who have had exams of their gastrointestinal tract. Before working at this clinic, I worked in hemodialysis from 1981 until 2007. That required that I work longer days and evenings and holidays. So I am happy to have work that is less demanding.
You are requesting $12,000 but only show $6,000 on your credit balance. What's the other half to be used for?	I actually have slightly over $13,000.00 that I owe to 2 credit cards. Thank you for your question.
What are your $ monthly costs (mortgage, car, utilities, any CC debt/loans not replaced by this loan, insurance, phone/cable/internet, food, gym, childcare/tuition costs as applicable)? Thanks for your answer to this Q	Before I answer your question, I want to correct information that I have already given. I was asked my gross income for a month, and I stated that it was $3000.00. That is my net income. My gross income is about $4000.00. Mortgage $840.00 Tithe 400.00 Missions 200.00 Entertainment 240.00 Food 320.00 Gas for Car 120.00 Phone & Internet 72.00 Property Tax 100.00 House Insurance 33.00 Electric 50.00 Gas - Heating 50.00 Misc. & Savings 150.00 Total 2600.00 That leaves me with $400.00 to pay off this loan. Thank you for your interest and your question.

Member Payment Dependent Notes Series 598235

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598235	$5,000	$5,000	16.82%	1.00%	October 22, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598235. Member loan 598235 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$48,000 / month
Current employer:	Blaze Courier	Debt-to-income ratio:	1.18%
Length of employment:	6 years	Location:	Kenner, LA

Home town:
Current & past employers:	Blaze Courier
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > This loan is for my vacation I am planing to take with my wife and also take care of some bills.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	23
Revolving Credit Balance:	$11,915.00	Public Records On File:	0
Revolving Line Utilization:	77.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Blaze Courier?	I am a warehouse man manager
Would you please provide details on the nature of this loan? Thank You	Payoff some depts and a vacation for my wife.
$48K per MONTH or year? If per month, what is your position with your company?	I am a warehouse man manager
You can't really make nearly 50k a month and need a loan for 5k. Care to clarify?	Yes that's exactly correct
You didn't answer my original question. Do you really make $48,000 monthly? That's a lot of dough. I think this must be a typo right, maybe $48,000 per YEAR?	Yes I make that much a year.
Will you please explain the connection to "Green Energy"?	No connection at all to them.
Does your wife work and if so how much income does she earn that is not listed above? Is she carrying any debt besides what is listed above?	She does work and she makes around $20,000.00 a year and no depts for her at all.
Can you explain the delinquency from 23 months ago?	what is that about? please explain! which one are you talking about?
This is not a question, but more of a statement. The information above should be corrected. Your income, type of loan you are seeking and give a more clear description of what the loan will be used for - this will help you seek the funds you need and help us make make a better decision in funding your loan.	My monthly income is $2500.00 and my wife is $1500.00 and I am going to use it for a vacation to Europe and pay off a bill I have with the IRS.Thats all I can give you ok.Anything else that has to be changed has to be done by a tech support person and they told me it was fine the way it was.

Member Payment Dependent Notes Series 598284

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598284	$12,000	$12,000	15.95%	1.00%	October 25, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598284. Member loan 598284 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Recovery Innovations of Arizona	Debt-to-income ratio:	15.14%
Length of employment:	10+ years	Location:	Peoria, AZ

Home town:
Current & past employers:	Recovery Innovations of Arizona
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > The purpose of this loan is to pay off my debts and only 1 payment. At this time i have to full time employments one with RIAZ and the other is CON-AIR working with ICE/Marshals transporting criminals all over the US and outside countries. I have never been late in paying my accounts as you can see on my credit report. I was hoping for a lower APR. Borrower added on 10/17/10 > RIAZ is a crises unit that deals with people whom are in crises like sucicdal, depression, most of all it is to provide services for those that have a mental illness of some kind. The center is funded by the State of AZ. I have been there for 14yrs. My other position is a Lae Enforcement position which i mentioned already. I wanted to provide information on RIAZ I have been asked a few question about it. Thanks Again.

A credit bureau reported the following information about this borrower member on October 12, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	48	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,258.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I like your personal finance metrics and appreciate your detailed loan description. However, would you mind verifying your employment and income with Lending Club? I ask for 3 reasons: 1) makes investors feel more secure in their investment, 2) increases your chance of getting a fully funded loan, 3) your loan app gets funded faster. So it benefits us both. LC's support staff can be reached at "support@lendingclub.com" or (866) 754-4094. They will direct you on the specifics of how to do this, but it only involves sending a copy of your pay stubs or electronic deposit receipts. Best of luck with your application!	I have worked for my employement for 14 years at Recovery Innovations of Arizona which we provide services to those whom have a mental illness of some kind. My income with them was approximatley 40,000 yearly. When the State of Arizona hit a crises, at that time i was a shift supervisor,and because of this i had to take a cut in pay reducing me to approximatley 33,000 or more. My job is secured and has been for the last 14 years. My second position is a law enforcement position working working with ICE/US Marshals transporting criminals by plane within the US and out side the US. This is my second full time employment at the end of the week for the last six years bringing in approximately 60,000 or more a year. The good part is I have never been late on any of debts and i never had a bankrupcty or leins of any kind. I hope this helps. Sincerely, David Lopez

Member Payment Dependent Notes Series 598310

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598310	$10,000	$10,000	15.58%	1.00%	October 20, 2010	October 28, 2013	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598310. Member loan 598310 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,825 / month
Current employer:	VI DataPrint LLC	Debt-to-income ratio:	12.21%
Length of employment:	6 years	Location:	HAMPSHIRE, IL

Home town:
Current & past employers:	VI DataPrint LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > This loan is a debt consolidation loan to better manage a collection of six credit lines that due to a string of emergencies in the past year have gotten difficult to manage in their separate debts. I would much rather settle this situation in 3 years or less instead of 7.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,554.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at VI DataPrint LLC?	I am one the production manager at VI DataPrint, LLC; a small digital print/variable information solutions shop. I am in charge of a wide variety of responsibilities from graphic and web design, press operation and maintenance, as well as operating and maintaining a variety of bindery machines.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	There are six credit cards currently I wish to consolidate issued from Card - Balance as of Oct - Average Min Payment Bank of America- $1397.46 - $150 5th3rd Bank- $1244.43 - $40 Home Depot- $1149.14 - $50 Chase Bank- $1919.95 - $70 Orchard Bank- $1347.04 - $40 Target- $1923.28 - $70 Interest rates range from 15%-22% The only other debt I have is a GE account with about $600 with a minimum payment currently at $30 which is more than manageable on its own. As per my job, I am the production manager at VI DataPrint, LLC; a small digital print/variable information solutions shop. I am in charge of a wide variety of responsibilities from graphic and web design, press operation and maintenance, as well as operating and maintaining a variety of bindery machines.

Member Payment Dependent Notes Series 598324

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598324	$17,500	$17,500	19.41%	1.00%	October 25, 2010	October 28, 2015	October 28, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598324. Member loan 598324 was requested on October 14, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,819 / month
Current employer:	US Army	Debt-to-income ratio:	21.54%
Length of employment:	10+ years	Location:	San Antonio, TX

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > Basically, what I'm trying to do is consolidate my debt into one monthly payment. I currently pay the following - CitiFinancial - $7,242.11 (APR 27.6%) - $227.10 monthly Pioneer Lending - $7,078.98 (APR 21.2%) - $334.33 monthly Capital One Credit Card - $498.46 (APR 16%) - ~$54.00 monthly Mastercard - $299.16 (APR 18.5%) - ~$36.00 monthly Payment to this particular consolidation loan will be made via direct deposit allotment from my monthly net salary. This consolidation will allow me to pay off my debt a bit more quickly, as well as save me approximately $345.00 each month. With this savings I'll turn around and pay it toward the principal amount remaining on my truck. However, if anyone knows a way I can refinance or lower my current vehicle payment of $620.00 a month, I am open to any suggestions.

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	79
Revolving Credit Balance:	$745.00	Public Records On File:	0
Revolving Line Utilization:	93.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How long do you plan on staying in the US Army?	I've been serving in the US Army on active duty for over 10 years. At the beginning of November I'll be re-enlisting on an indefinite status. Meaning, that I'll be in the Army until I retire, at least another 10 years, if not more.
What is the interest rate on your truck loan?	The interest rate for my truck loan is 10.25%.
how did you get into debt? In addition to this consolidation, do you have any additional efforts you are going to make for living within your income? Do you have savings for emergencies?	The CitiFinancial & Pioneer loans were opened by my ex-wife when I was deployed to my 3rd tour in Iraq. In the divorce I was court ordered to pay those. The other two are simply $500 and $300 credit cards that I am trying to get rid of. My current income allows me to make all of my monthly payments, with enough left over for the essentials; food, gas, etc. My goal with this loan is to open up a bit more of my own income. After my divorce my savings all but disappeared. I am trying to rebuild it, but is is very slow going. I am looking at possibly being assigned overseas sometime in the next 6-8 months. When there, I'll not have to pay the rent and utilities I pay now, but my plan is to continue paying those but to my own savings account instead.
Given the APR on your truck loan, you are much better off putting the extra into this loan, and paying min on your truck.	That is an excellent point, and a much better idea than my original plan. I'll definitely look into that. Thank you.
If you are assigned overseas, where will you be sent (if you know)?	Its looking like I'll be sent to Korea. For as long as anywhere from 1 to 3 years. This length of time doesn't really concern me because I'll be staying inthe Army for at least another 10 years. My plan is to put any extra money I make in Korea towards this loan and my truck. As well as rebuilding a decent saving account.
O.K. you've convinced me. I'm putting in my two bits. Please faithfully pay back your loan and as I have helped you, you'll be helping my two little ones pay for college once they get there (assuming they get in . . .)	I appreciate your assistance. Please do not worry about me paying back the loan. I've already got the direct deposit allotment pending. Just waiting to see how things go with the loan before I initiate it. Thanks.
I like your profile, I like your answers. I understand the perils of divorce for a man as I am in the same situation. I am putting money into your loan with confidence and I hope you can accomplish your goals. Thank you for your service to this great nation!	I proudly serve this nation and it's people. For that, you're very welcome. For your assistance, I thank you. I hope to get to the point one day where I can invest here and provide others the same assistance I've received.
Please contact Lending Club (support@lendingclub.com) to send in your income verification information. After you are verified, I would love to help fund your loan. Thanks!	Thank you for your question. However, I've been advised by the Lending Club Support Team, not to follow your suggested course of action. Thanks for your time.
I don't see the numbers (balance/APR) in your profile for your truck - however I do know that once you have a loan here for a few months, they will let you apply for a second loan. I don't know all the details, but it might be something for you to look into. I am an investor as well as a borrower at Lending Club, and when I was borrowing here they wanted me to wait until their credit review team contacted me before sending in any income verification. My question for you is - what actions other than requesting this loan, have you taken to reduce your debt and maintain it at a lower level? Are you using any of the free financial management tools such as mint.com?	For now, my truck loan is not incuded in this consolidation. The APR is lower than any of my other bills, and while the payment is a bit high, it is still lower than the rest of my other bills combined. I will look at refinancing it in the future. Other than making additional principal payments when able, this loan is my first big step to rid myself of unnecessary debt. I am hopeful that it will work out. I have never heard of mint.com. I will look into it. Thank you.

Member Payment Dependent Notes Series 598336

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598336	$7,000	$7,000	9.62%	1.00%	October 22, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598336. Member loan 598336 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,483 / month
Current employer:	Singer, Trayor & Scholefield	Debt-to-income ratio:	13.29%
Length of employment:	1 year	Location:	West Hollywood, CA

Home town:
Current & past employers:	Singer, Trayor & Scholefield
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > I am 31 year old newly licensed CPA that has a high interest loan which came from financing CPA exam classes. My job is very stable and I just received a 25% pay raise. My after tax income is greater than $ 3,200 a month. My fixed expenses are about $ 2,300 a month ($451 – car loan ($14,025 remaining on the car), $1,000 – rent, $120 – insurance, $200 – phone & utilities, $529 – gas & food/entertainment).

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15.00	Public Records On File:	1
Revolving Line Utilization:	1.00%	Months Since Last Record:	47
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Where did you work prior to Singer, Trayor & Scholefield?	Prior to my current employment, I worked for 2 years at The Standard Hotel administrating payroll and conducting internal audits. Going back to the beginning, it goes military, college, real estate agent, and back to college to get my accounting degree.
Since the debt incurred from the CPA education and preparation work was not included in your summary of expenses, does the $7000 you are requesting pay off that entire hig interest loan ? By the way, congratulations on satisfactorily passing the lengthy testing process.	The $ 7,000 less Lending Club fees will payoff a high interest loan, a personal loan, all credit card debt, and cover my license renewal (the initial licensing only lasted 4 months). Thank you for the congratz.

Member Payment Dependent Notes Series 598446

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598446	$20,000	$20,000	14.72%	1.00%	October 25, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598446. Member loan 598446 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$14,583 / month
Current employer:	ThinkEquity	Debt-to-income ratio:	6.82%
Length of employment:	3 years	Location:	San Francisco, NY

Home town:
Current & past employers:	ThinkEquity
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	73
Revolving Credit Balance:	$19,964.00	Public Records On File:	0
Revolving Line Utilization:	88.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is ThinkEquity and what do you do there?	Thinkequity is a boutique investment bank Based out of San Francisco. It's owned by panmire gordon, the oldest investment bank in the uk. We are growth focused, with an emphasis on low low leverage and have a cost structure designed to be profitable in challenging market conditions. You can read more at: www.thinkequity.com I am an equity analyst, covering the active and healthy lifestyles. -Christian.
Can you list for us the debts with aprs you are currently carrying?	Trying to consolidate debt at high interest: To be consolidated: 20k at interest ranging from 16-29%. Remaining debt: 15k loan at 12.9% - 4 year 20k student loan debt at 2.3% - 20 year

Member Payment Dependent Notes Series 598451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598451	$3,000	$3,000	9.25%	1.00%	October 26, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598451. Member loan 598451 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$62,000 / month
Current employer:	IBM	Debt-to-income ratio:	1.44%
Length of employment:	10+ years	Location:	Kentwood, MI

Home town:
Current & past employers:	IBM
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Debt Consolidation

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,166.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you earn $62,000 per month as shown on your application,or in reality, $62,000 per year? Also, please explain the 5 credit inquiries in the past 6 months so I can understand what you are doing. Thank you.	The 62000.00 is per year. The credit inquiries could be from trying to get approval for financing from music stores like Guitar Center. I am asking for this loan to help pay down some credit card debt.

Member Payment Dependent Notes Series 598465

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598465	$20,000	$20,000	20.53%	1.00%	October 26, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598465. Member loan 598465 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,593 / month
Current employer:	Library of Congress	Debt-to-income ratio:	4.49%
Length of employment:	10+ years	Location:	Silver Spring, MD

Home town:
Current & past employers:	Library of Congress
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,360.00	Public Records On File:	1
Revolving Line Utilization:	98.40%	Months Since Last Record:	93
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at the Library of Congress?	Executive Secretary and Liaison for the Transit Program for approx. 1200 staff persons.
Can you list the debts with aprs that you would like to consolidate? What was the reason for the public record 8 years ago?	Type your answer here.Debts that I would like to consolidate is one large loan with my credit union that has a balance of approx. $14,000 and one smaller loan with a finance company of $1,200. NOTE: At the same time, I've recently joined Herbalife to help people improve their health. $5,000 will get me started with a side business to work from home part-time. Also, I'm not sure of what public record you are speaking of. Please give me a little more to go on asap. Thanks
- are you the sole wage earner in your household? If not, what is the combined net monthly income? - please list the APRs on your credit cards - what is your plan for reducing your dependence on credit cards? - What is your budget? Please itemize your expenses - rent, food, gas, misc, childcare, etc. - how much do you save each month? - you're asking for ~12k more than the debt shown in your report. Please explain what you'll be doing with the extra money. Thanks.	Type your answer here. Rent; $1705; Food; $350; Savings is with my TSP of approx. 2% with my regular retirement savings of approx. 7%. The extra will be used to pay off a loan balance with my credit union of $14,000 and a small loan of $1200 with another company.
What was the reason for the public record? Can you also list the debts with aprs you would like to consolidate?	Type your answer here. To pay off one loan with my credit union that has a balance of approx. $14000, another loan of $1200 with another company, and use some of the money to start my own personal part-time business with Herbalife. For several years, I have been interested in helping people with improving their health and taking more control of their health. In order for me to get started, I need to come up with $5,000.
Can you please tell us the reason for the public record a little over 7.5 years ago?	Type your answer here. I'm not sure what public record you are speaking of. Please explain further asap. Thanks
Did you declare bankruptcy, have a judgement, a lien, or an account go into collection 7.5 years ago?	Type your answer here. Yes. I did declare bankruptcy in 2003 that was discharged and have learned from that experience. It should be permanently removed from the system in 2013.
You have a public record. Did you go bankrupt and not remember?	Type your answer here.Yes I did declare bankruptcy that was discharged in 2003 and have greatly learned from that experience due to over-extension. I have greatly learned from that experience and have not experienced any problems since that time. Therefore, my credit has been steady with a 686 credit score.
It is hard for someone with a bankruptcy on piblic record to get their loan fully funded. Please do realise that there are no banks that are lending you money. it is everyday working people looking to help you out hopefully making a good investment. I am intrested in helping your loan and hope the best for you.	Type your answer here. I am completely aware of your statement regarding banks not willing to lend to customers with a public record. However, I have learned from my past and since that time I have been progressing. I thank you for your help. At this time I'm interested not just consolidating my finances but also helping others with their health which will be my part-time job.
Have you worked with health products before? Any experiences that would make your Herbalife business get off to a good start?	Type your answer here. I was a distributor with Herbalife years ago which was a little difficult in getting prospects on my own. However, since that time they have made it easier to get prospects in using it as a online business in receiving leading prospects on-line who is interested in approving their health. NOTE: I've been using herbs for approx. 30 years and has helped me to obtain reasonable health. Therefore I would very much like to help others to do the same.
What is the interest rate on your credit cards and on the loan with the credit union?	Interest on loan is 10.400% and 9.75 on purchases and 8.75 for cash on Credit card.

Member Payment Dependent Notes Series 598479

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598479	$6,400	$6,400	17.19%	1.00%	October 22, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598479. Member loan 598479 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,833 / month
Current employer:	EnLink	Debt-to-income ratio:	15.64%
Length of employment:	< 1 year	Location:	Ventura, CA

Home town:
Current & past employers:	EnLink
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > This loan is for debt consolidation. I have steady full-time employment as an engineer/marketing associate for a renewable energy company. My monthly bills will be decreased as a result of this loan.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,334.00	Public Records On File:	0
Revolving Line Utilization:	84.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at EnLink and where did you work prior to that?	I am an Engineer/Marketing Associate. Previous to EnLink I was a student at UCLA, and previous to that I worked at Bed Bath & Beyond

Member Payment Dependent Notes Series 598584

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598584	$6,000	$6,000	7.51%	1.00%	October 21, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598584. Member loan 598584 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,750 / month
Current employer:	Bulletin News LLC	Debt-to-income ratio:	22.50%
Length of employment:	8 years	Location:	Washington, DC

Home town:
Current & past employers:	Bulletin News LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	44
Revolving Credit Balance:	$1,034.00	Public Records On File:	0
Revolving Line Utilization:	5.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 598607

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598607	$2,000	$2,000	14.46%	1.00%	October 20, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598607. Member loan 598607 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	domtar	Debt-to-income ratio:	16.12%
Length of employment:	2 years	Location:	SMITHS CREEK, MI

Home town:
Current & past employers:	domtar
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	54
Revolving Credit Balance:	$748.00	Public Records On File:	0
Revolving Line Utilization:	16.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What sort of home improvements are you planning? And what was the reason for the 5 inquiries in the last 6 months in your credit history? Thank you.	i recently found out my roof had a leak which caused water damage i had the toof replaced and i have to have the front of my house repaired. as for the 5 recent inquires i was trying to get the personal loan to have this fixed. i tried a few different places and they told me i had to many recent inquires.
Please explain your 5 Inquiries in Last 6 Months. Did any of them lead to new lines of credit? What is the purpose of the loan? What do you do for domtar? Thank you.	i recently found out that my roof was leaking which caused some serious damage to my home i had the roof replace and now i need to have some front of the house damage repaired . as for the inquires i was trying to get a personal loan to do the repairs but they told me i had to many inquires. none of them led to new lines of credit. i work for domtar its a paper mill and i work all over the plant doing jobs from testing the paper to working in the waste water plant that filters the water coming in from the river that run through the machines before that i was in the miltary for 8 years. thanks for your time

Member Payment Dependent Notes Series 598617

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598617	$4,000	$4,000	6.17%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598617. Member loan 598617 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Shrine of the LIttle Flower	Debt-to-income ratio:	10.80%
Length of employment:	4 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Shrine of the LIttle Flower
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > This loan will help me pay off some incurred debt which happened the past few months. My regular job has been delayed in giving me payments on time and this is the best way I hope to pay off my current living expenses until things settle down and get back to normal. My monthly budget is very strictly managed but when my paychecks come more than a month late it threw a large wrench into my budgeting plan for the past few months.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,017.00	Public Records On File:	0
Revolving Line Utilization:	18.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Shrine of the LIttle Flower?	I am the Director of Music and Organist at Little Flower. I play organ for all Masses throughout the year and direct the choir in addition to managing the budget and scheduling singers and instrumentalists for the various Masses we have during the year. I also deal with families preparing for funeral services and help with their music selection and I also aid couples preparing to marry to give them the best music for their weddings.
Greetings - What is CUA Tuition? Art	Its just the name I used to name the loan.
If your employer isn't able to pay your wages when owed, how can we be reassured you will be able to make loan payments when owed? Thanks for your answer.	I have a secondary source of income from which I make roughly one third of my overall income and this is from where I will draw the funding to pay the monthly payments.

Member Payment Dependent Notes Series 598629

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598629	$8,400	$8,400	15.21%	1.00%	October 21, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598629. Member loan 598629 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$49,167 / month
Current employer:	Chicago Metropolitan Agency for Planning	Debt-to-income ratio:	1.81%
Length of employment:	10+ years	Location:	Olympia Fields, IL

Home town:
Current & past employers:	Chicago Metropolitan Agency for Planning
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,713.00	Public Records On File:	1
Revolving Line Utilization:	86.10%	Months Since Last Record:	115
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You claim you earn almost $600k per year, and yet you need a loan for $8,400?	I don't earn $600k per year as your question states. I make $59k per year and have four kids including two grandchildren that I occasionally help out financially if needed.
what is your monthly gross income?	My monthly gross income is $3600.
You should correct your application as it still states you earn $49,167 per month (which is $590k per yr.) This throws off the various ratios that lenders use to determine the creditworthiness of the applicant.	Opps...My goof. I hit one too many zeros on the application when I entered the annual salary. You were right, if I made that kind of money, why am I trying to borrow a measly $8000 as compared to that salary. My apology for the error.
What was the reason for your public record 9.5 years ago?	Back then nasty divorce left me with insurmountably debt. Declared Bankruptcy and was successfully discharged.
Your Revolving Credit Balance= $16,713.00. Please specify type, balance and APR of each debt, and indicate which ones will be paid off by this loan. Thank you.	The revolving credit balance account is presently under $14,000 now. I have a few other cards that have high APRs that I want to pay down on. Don't have the exact figures in front of me as I am presently at work but, the total balances are under $4000 and will add the remainder to the revolving credit balance.
Pleas explain your public record on file (115 months ago). Did you maybe declare bankruptcy? If so, outcome? Thank you.	Declared Bankruptcy of insurmountable debt from nasty divorce. It was successfully discharged.

Member Payment Dependent Notes Series 598668

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598668	$7,500	$7,500	15.58%	1.00%	October 20, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598668. Member loan 598668 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	Comcast Cable	Debt-to-income ratio:	14.95%
Length of employment:	5 years	Location:	Ambler, PA

Home town:
Current & past employers:	Comcast Cable
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	32
Revolving Credit Balance:	$4,470.00	Public Records On File:	0
Revolving Line Utilization:	44.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What will you be purchasing with this loan and why is LC the appropriate vehicle for obtaining those funds?	The reason for securing a loan is two fold, first I need to get a dental implant that is not covered by dental insurance (5,200.00), second I would like to pay off three credit cards at high interest rates that would make up the difference. LC was suggested to me by a friend for an unsecured loan.
Please describe nature of major purchase. Also what do you do at your job? Thank You	I have answered the nature of purchase in a prior question. I am a developer for a major cable company in Philadelphia
Specifically, what are the loan proceeds to be used for?	I have answered this in a prior question

Member Payment Dependent Notes Series 598672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598672	$18,000	$18,000	7.51%	1.00%	October 26, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598672. Member loan 598672 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,065 / month
Current employer:	SRA International	Debt-to-income ratio:	5.55%
Length of employment:	5 years	Location:	Sterling, VA

Home town:
Current & past employers:	SRA International
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > This loan will be used to install a new heating system in my home (8K) and pay off a 401K loan (10K). I could put the new heating system on my credit card but I do not wish to pay the 15% - 20%. I could pay cash from my savings (8K) but I feel very uneasy drawing down my savings at once. I would also like to pay off a 401K loan (10K left) that I have been faithfully paying $600 a month for the last 2 years. I am a Network Engineer looking for an advancement in my career and should an opportunity come along I would like to take the new job without any penalties. This is a good investment and you will be paid back fully for this loan. I have never been late on a payment and I have always paid back all my debts. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$68,282.00	Public Records On File:	0
Revolving Line Utilization:	15.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Your revolving credit balance indicates you owe $68,282. What is this about? Is this a home equity line of credit in addition to credit card debt? Wishing you well.	Yes, most of the credit balance is home equity line of credit, $1200 of the balance is for the Discover Card. I am paying 0.0% interest on the Discover Card due to balance transfer offer that expires July/2011. I will pay off the credit card balance right before next July.

Member Payment Dependent Notes Series 598772

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598772	$7,500	$7,500	11.49%	1.00%	October 22, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598772. Member loan 598772 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,796 / month
Current employer:	hyatt select	Debt-to-income ratio:	4.57%
Length of employment:	2 years	Location:	malden, MA

Home town:
Current & past employers:	hyatt select
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > first off i do want to take the time to Thank You in advance for making this loan possible.. i also wanted to point out the fact that i have no balances on my revolving line of credit. that was done so i can make extra payments on this loan so i can repay it back faster..at this point in time I have no other major purchases..I'm definitely an individual that's not living outside his means..i pay close attention to my fico score and i always pay my bills on time. THANK YOU

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 598794

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598794	$3,500	$3,500	9.62%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598794. Member loan 598794 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Parkhill Smith and Cooper	Debt-to-income ratio:	9.12%
Length of employment:	4 years	Location:	MIDLAND, TX

Home town:
Current & past employers:	Parkhill Smith and Cooper
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	29
Revolving Credit Balance:	$8,146.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 598836

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598836	$12,000	$12,000	7.51%	1.00%	October 22, 2010	October 29, 2013	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598836. Member loan 598836 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,375 / month
Current employer:	Atlanta Falcons	Debt-to-income ratio:	8.39%
Length of employment:	3 years	Location:	Flowery Branch, GA

Home town:
Current & past employers:	Atlanta Falcons
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > It's my wife and my 3rd anniversary year, and I promised her we would upgrade all our major furnishings -- sofa, bed, etc -- this year. Why year three, you ask? Because I wanted to build a bit of a nest egg first. I don't mind the reasonable cost of debt, but I hate the thought of owing more than I have in the bank. I prefer a Lending Club loan because there is an end in sight, and it puts some money in the pockets of fellow humans rather than offensive banks. There's certainly no way I'm putting such large purchases on revolving accounts. My income is just shy of $90k annually, and my monthly expenses are a little under $4k/mo. That leaves around $2k/mo in disposable income -- half of which goes into savings/investments (I do invest on LendingClub), and the other half spent on things like this. This request does not consider my wife's income; however, she is a teacher... and hey, I may ask her to contribute a little bit. =) Thank you for your interest, and I'll answer any questions you have. Cheers.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	39	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,029.00	Public Records On File:	0
Revolving Line Utilization:	6.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 598886

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598886	$10,500	$10,500	18.67%	1.00%	October 25, 2010	October 29, 2015	October 29, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598886. Member loan 598886 was requested on October 15, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,889 / month
Current employer:	n/a	Debt-to-income ratio:	22.14%
Length of employment:	n/a	Location:	Sheridan, IL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/15/10 > The loan will allow me to pay off credit cards at a lower rate. Borrower added on 10/15/10 > I want to pay off some of my high interest credit cards.

A credit bureau reported the following information about this borrower member on October 15, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1989	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,585.00	Public Records On File:	0
Revolving Line Utilization:	90.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
- are you the sole wage earner in your household? If not, what is the combined net monthly income? - please list the APRs on your credit cards - what is your plan for reducing your dependence on credit cards? - What is your budget? Please itemize your expenses - rent, food, gas, misc, childcare, etc. - how much do you save each month? - why won't you be paying off more of your debt? Thanks.	I am the sole wage earner in the household. A couple of my credit cards have a 23.9% onterest rate and those are the ones I am trying to eliminate. My mortgage including taxes and insurance requires a payment of $2,300 per month. It is a 15 year mortgage rather than a 30 year mortgage. Recently, my son-in-law was injured and I needed to assist them temporarily financially. He is now on the mend and I will be able to get my balances eliminated.
Employer or current source of income?	I am a retired school district administrator whose retirement benefits are guaranteed by our State Constitution. The amount you see is my pension. We receive a 3% guaranteed increase each year. In addition, I make several thousand dollars each year doing professional development for a Federal Project. Those earnings are not reflected in the earnings amount you see since the amount varies each month/year. Last year my consulting income totaled in excess of $40,000.

Member Payment Dependent Notes Series 598958

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
598958	$12,800	$12,800	14.35%	1.00%	October 22, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 598958. Member loan 598958 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Gila River Gaming Enterprises	Debt-to-income ratio:	19.11%
Length of employment:	6 years	Location:	Chandler, AZ

Home town:
Current & past employers:	Gila River Gaming Enterprises
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > Looking to pay off Credit Cards after banks raised rates this year.

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	69
Revolving Credit Balance:	$20,617.00	Public Records On File:	0
Revolving Line Utilization:	59.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you list the debts with aprs you are currently carrying?	I'm applying for this loan to payoff 2 credit cards of $8,000 @ 24%. And $5,000 @ 23%
What is your position at Gila River Gaming?	I am a departmental manager
Thank you. That equals $13K. Your credit report says you are revolving $20.6K. Can you list the total debts with aprs you are carrying?	All other debts are less than 10%

Member Payment Dependent Notes Series 599020

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599020	$15,000	$15,000	14.09%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599020. Member loan 599020 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,833 / month
Current employer:	WTAS LLC	Debt-to-income ratio:	8.03%
Length of employment:	4 years	Location:	SAN FRANCISCO, CA

Home town:
Current & past employers:	WTAS LLC
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	37
Revolving Credit Balance:	$15,375.00	Public Records On File:	0
Revolving Line Utilization:	83.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 599048

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599048	$4,650	$4,650	13.23%	1.00%	October 21, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599048. Member loan 599048 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,625 / month
Current employer:	San Antonio Spurs LLC	Debt-to-income ratio:	11.77%
Length of employment:	2 years	Location:	San Antonio, TX

Home town:
Current & past employers:	San Antonio Spurs LLC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > I've been struggling with credit cards since I studied abroad in college. Over the past two years with my company including a promotion and substantial pay increase, I've managed to reduce my card debt by over $10,000. Now I want to get rid of them once and for all, but with the obscenely high rates (over 20% now on both of the cards), the debt stays high no matter how much I throw at them. I've never had any late payments with student loans, medical bills, or credit cards in my life... I'm just ready to get rid of these cards for good and have a clean slate!

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,985.00	Public Records On File:	0
Revolving Line Utilization:	77.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for San Antonio Spurs LLC?	I work as a Partnership Activation Coordinator, fulfilling several of our largest sponsorship accounts. Once the deal is finalized, I become the day-to-day contact for the client as we work to make sure each element of the deal is received and the client is happy with the partnership.

Member Payment Dependent Notes Series 599147

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599147	$4,800	$4,800	14.72%	1.00%	October 21, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599147. Member loan 599147 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$11,333 / month
Current employer:	DOD Civ US Army	Debt-to-income ratio:	20.90%
Length of employment:	< 1 year	Location:	Norh Las Vegas, NV

Home town:
Current & past employers:	DOD Civ US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > Retire Mil pension and serviced coneectged disability compensation helps suplement my income and will greatly reduce the time needed to repay this loan. Additionally, My house in alabama has been rented since Sep and will take care of my mortage payments

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,809.00	Public Records On File:	0
Revolving Line Utilization:	75.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 599200

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599200	$2,500	$2,500	7.14%	1.00%	October 22, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599200. Member loan 599200 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,216 / month
Current employer:	The Park South/Strand Hotel	Debt-to-income ratio:	3.61%
Length of employment:	1 year	Location:	Jersey City, NJ

Home town:
Current & past employers:	The Park South/Strand Hotel
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 16, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$300.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at The Park South/Strand Hotel and where did you work prior to that?	I am a Reservation Agent for two properties The Park South Hotel and the Strand Hotel in the Manhattan, New York which is privately owned by Atlantic Stars based out of Rhode Island. Before, joining this wonderful company, I work at the Millennium Broadway Hotel in midtown Manhattan as an Admistrative Accounting Assistant to the Controller, when they downsized the department in March of 2009 due to the recession. Luckily I was able to start back working immediately with my 20+ years experince in the hospitality industry and my Bachelors Degree in Business Management.

Member Payment Dependent Notes Series 599226

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599226	$20,000	$20,000	13.61%	1.00%	October 25, 2010	October 30, 2013	October 30, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599226. Member loan 599226 was requested on October 16, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,721 / month
Current employer:	Wilson Memorial Hospital	Debt-to-income ratio:	1.00%
Length of employment:	10+ years	Location:	Sidney, OH

Home town:
Current & past employers:	Wilson Memorial Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/16/10 > Iplan to combine credit card balances. I am an RN and have a good 40+hour job. When I get these Credit card balances together there will be no problem . I am not behind on any payments and always pay more than needed but my Husband became ill and I need to downsize my bills.

A credit bureau reported the following information about this borrower member on October 2, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1978	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,211.00	Public Records On File:	1
Revolving Line Utilization:	33.50%	Months Since Last Record:	87
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the Public Record? Thank you in advance.	I don't understand the question.What are you looking for?
Please verify your income with lendingclub. If you do, your loan will fund much more quickly.	Iam talking to the person at finacing as we speak.
A little over 7 years ago, did you declare bankruptcy, have an account go into collection, lien or judgement,etc. Please be specific.	Yes, It was discharged on Nov 3rd 2003. We did not have them to go into collection, We kept our house. At the time we had been struggling to maintain the bills. my husband and I paid almost every extra dime we could to keep fromgoing into bankrupcy but the credit cards lowered the credit line then they charged us for going over the credit limit and then they escalated We have maintained our credit in excellant rating since that time. I am not late on anything at this time. I plan to keep paying on these Bills until they are gone but this loan would get them in one place and easier to pay off.
What does your husband do for a living? Is he working now?	My Husband is retired. He also has Multiple Myeloma . He is unable to work .
Could you describe your credit card debts? What are the remaining amounts and interest rates?	When my husband became ill we were unsure if he would live. I am the soul breadwinner now and was grasping at straws to make extra money to have a future just in case. I was attempting to start a business I charged some educational material ,I owe 3 major credit cards 1. 22.9% 3114.63 2. 21.99% 7512.80 3. 20.24% 3178.81 I have a student loan I was going back for my BS in Nursing. I made it through the first semester before my husband got sick.That is on hold for a while. That bill is $6000.00. I am not fancy and do not spend money recklessly I was just trying to maintain.
Could you answer a few more questions? Thanks! What is your current monthly payment on the credit cards? How much do you have left on your mortgage? at what interest rate? What is the current value of your house? If you don't know, you can look it up on www.zillow.com for an estimate.	My home mortgage interest is 7.75% this is a 20 year loan and we have a very high mortgage payment We tried to get a loan modification to get the interest reduced but were denied because I'm not behind. The value has dropped d/t the economy and we cannot refinance because the loan is greater than the value. The bank said even though we haven't had it appraised(they had some kind of a tool) it was worth 103,000. we owe $119,000 I pay approximately $800.00 + monthly on the major credit cards i pay more as I can+utilities.

Member Payment Dependent Notes Series 599339

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599339	$8,400	$8,400	7.51%	1.00%	October 22, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599339. Member loan 599339 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,600 / month
Current employer:	Defense Language Institute	Debt-to-income ratio:	11.35%
Length of employment:	4 years	Location:	salinas, CA

Home town:
Current & past employers:	Defense Language Institute
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2001	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,095.00	Public Records On File:	0
Revolving Line Utilization:	19.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? How much do you owe on your mortgage include any 2nd or heloc? What is the current market value of your house? What have you changed in your life style to keep from racking up $7K in debt? What is your exact position and job duties with your company? How long in years do you intend to keep this loan? What is your monthly budget? Please itemize Thank you	My debt is mostly credit cards, I make payments to 5 cards. My total debt is about $8K. I am able to make monthly payments to each of them, but the major problem I'm facing is that they confuse the heck out of me: different billing dates, accounts, paperless...and so on. This loan will enable me to pay them all and eventually deal with one single payment a month. Nothing in my life style changed, I'm the same responsilbe person. I just do not like debt, that's why I'm intending on paying this loan within a year, if not less. I'm an assitant professor at the Defense Language Institute. I teach foreign languages.

Member Payment Dependent Notes Series 599386

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599386	$12,000	$12,000	5.42%	1.00%	October 25, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599386. Member loan 599386 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Contemporary Jewish Museum	Debt-to-income ratio:	11.74%
Length of employment:	3 years	Location:	san francisco, CA

Home town:
Current & past employers:	Contemporary Jewish Museum
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > moving 2011 & vehicle purchase Borrower added on 10/19/10 > I will continute to stay at my current job but am moving out of San Francisco. My rental costs will be cut in 1/2 starting January 2011. I plan on buying a modest used car for getting to the train station when it rains so will not have car payments if this loan gets funded.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	67
Revolving Credit Balance:	$5,353.00	Public Records On File:	0
Revolving Line Utilization:	26.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
When you move will you get a new job?	no. I'm staying in the area. I am moving out of the city because it's less expensive to live that way but still close enough to take public transport into the city. Willl need a vehicle now though.
Greetings - Are you moving across town or across country? Are you quitting your job as part of this move? Art	no I am keeping my job. Just moving out of San Francisco b/c it is cheaper.

Member Payment Dependent Notes Series 599406

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599406	$8,000	$8,000	13.61%	1.00%	October 26, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599406. Member loan 599406 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	Diebold	Debt-to-income ratio:	15.61%
Length of employment:	6 years	Location:	Canton, OH

Home town:
Current & past employers:	Diebold
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > I am working full time 40+hrs a week. I would like to use this loan to pay off all debt that i have. I am trying to find a way to put all my bills together so that I can pay them all off now and make 1 payment each month. In doing so I can pay more than just the min monthly payment.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,863.00	Public Records On File:	2
Revolving Line Utilization:	32.70%	Months Since Last Record:	56
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you declare bankruptcy, have a lien or judgement against, or an account go into collection 4.5 years ago? Please explain the 2 public records on your credit report.	I never declared bankruptcy, I have tried to consolidate on my own, for a while I was doing ok, now I just want to be free and clear. Most of my debit is current. I did have 2 accounts go into collections but I have cleared them up recently. Waiting on my credit report to change.
Your credit history shows: Revolving Credit Balance: $1,863.00. Why are you borrowing $8,000 if you only owe $1,863. Thanks!	That credit balance only includes my credit cards. I have a 401k and school to pay off. Thanks for the question

Member Payment Dependent Notes Series 599414

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599414	$4,000	$4,000	13.72%	1.00%	October 26, 2010	November 5, 2013	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599414. Member loan 599414 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,200 / month
Current employer:	Safeguard Properties	Debt-to-income ratio:	22.77%
Length of employment:	4 years	Location:	Cleveland, OH

Home town:
Current & past employers:	Safeguard Properties
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/23/10 > I currently need the funds to obtain an attorney. I also am requesting a little more to pay a credit card off and cancel. This way I will have no problem repaying the personal loan. I have great credit and strive to keep it that way. I manage my income very wisely and maintain a budget for everything. I've been at my company for 4yrs and enjoy my job. The company I work for has been one of the top growing companies in the last 15yrs.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,054.00	Public Records On File:	0
Revolving Line Utilization:	56.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Safeguard Properties?	I'm an eviction specialist. The company I work for services properties for mortgage companies. My department handles the eviction process for some of these properties. I obtain the eviction information from the client, set up the order in our system and locate a vendor to complete the request.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Thank you	My current debts are the following: Capitol One (credit card 13.9 int) - owe $212, I will pay this entire bill and cancel the credit card. Citi (credit card 12.9 int) - owe $925, I will pay $500 toward this amount and continue my monthly payments. I usually pay $75 month. Student Loans (7.250 int) - owe $18,000, I pay $200 a month. The usual amount due is $175 monthly. Car note and insurance $340 monthly. Car payment is $268. I usually pay $280. Normal rent and utility bills approx $750 month. I need $3000 to obtain an attorney. I always pay a little more than the minimum on all my debts.

Member Payment Dependent Notes Series 599423

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599423	$8,500	$8,500	7.14%	1.00%	October 21, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599423. Member loan 599423 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,800 / month
Current employer:	Multicare Health System	Debt-to-income ratio:	9.67%
Length of employment:	10+ years	Location:	Tacoma, WA

Home town:
Current & past employers:	Multicare Health System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > I plan on consolidating three of my credit cards in order to have just one payment to make. Paying my bills on time and being with the same employer for 10+ yrs shows I'm reliable and responsible.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	45	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,546.00	Public Records On File:	0
Revolving Line Utilization:	68.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 599432

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599432	$15,000	$15,000	11.86%	1.00%	October 25, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599432. Member loan 599432 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,583 / month
Current employer:	IC System	Debt-to-income ratio:	5.09%
Length of employment:	4 years	Location:	St Paul, MN

Home town:
Current & past employers:	IC System
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > With me being the only income in the family and two boys, 4 and 6 along with a wife who stays at home with the kids the finances can be tough. I would say we are in decent shape, however I do have some debt I would like to get rid of with this loan and start to be able to use some money from my paycheck to put into my kids savings at some point in time. I would appreciate any amount of money you would be willing to fund for this loan and thank you for reviewing my loan application. Thank you, TC

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$949.00	Public Records On File:	0
Revolving Line Utilization:	47.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi. I see your revolving credit balance is around $1K.. What other debts do you have? are they credit cards?	It is around $6,000 in revolving total and a $3600 line of credit that has been closed for some time. The rest of the amount will go toward paying for a couple of household items around the house we need to replace, our washer and dryer are the original pieces from when the house was built 15 years ago and it takes 2 hours to currently dry. The entire set my wife has been looking at runs a total of 2K plus delivery and removal.
What is IC System ? And what is your job position there ?	IC System is a collection agency. My positions is National Account Manager and my main responsibility is making sure we are meeting the client needs and developing new business opportunities for IC System and our existing and prospective clients.
What is the interest you're paying on the $6,000 loan? After purchasing the washer/dryer the total comes to $8,000. What are you planning to do with the rest of the loan amount?	15%. I plan on also possibly lending some money from this site as well if I have any left over. My dollar entries must have been incorrect because I believe my totals come to more like 10K. I entered the information by logging onto the web via my cell phone. I am also going to be using the remaining money to assist in paying for some pipe that is needed for property I own in Iowa that the city is requiring me input for drainage purposes. That total equals approximately $5K.

Member Payment Dependent Notes Series 599451

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599451	$3,000	$3,000	6.39%	1.00%	October 25, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599451. Member loan 599451 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	EMSolutions, Inc	Debt-to-income ratio:	1.30%
Length of employment:	1 year	Location:	Stafford, VA

Home town:
Current & past employers:	EMSolutions, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > I need $3,000 to install a sprinkler system. I'm a Systems Engineer with 9 years on the field. Thank you!

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,853.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 599461

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599461	$3,000	$3,000	6.76%	1.00%	October 20, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599461. Member loan 599461 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,417 / month
Current employer:	Scranton Fire Dept	Debt-to-income ratio:	20.45%
Length of employment:	10+ years	Location:	Scranton, PA

Home town:
Current & past employers:	Scranton Fire Dept
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > I'm using the money to finish the new garage I just built. I work two jobs, I'm a full time firefighter and have been for the past 19 years. I also work as the Senior Chief Engineer for a large healthcare facility in Scranton that serves as my second income. I've been at my aprt-time position for the past four years and worked at another facility part-time prior to that. I alone make $89,000 not including my wifes income. I never carry a balance on my credit cards and my mortgage payment is $675 per month. I have a car payment and other than monthly utilities, I really don't have debt. I do assist my two daughters at times paying off their college loans.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	60	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$906.00	Public Records On File:	0
Revolving Line Utilization:	2.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	Answers: 1 - Yes I do owe a mortgage. Monthly mortgage $325, pay off in July 2016. 2 - The deed/title is in my name along with my wife. 3 - Home equity - $350, which will be paid off in April 2012. 4 - When I received the home equity, approx. four years ago my home was valued at $125,000. Zillow estimate is $95,000. 5 - I have lived here since 2003, it was my fathers house which we purchased from him in 2003.

Member Payment Dependent Notes Series 599475

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599475	$11,975	$11,975	15.21%	1.00%	October 20, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599475. Member loan 599475 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,382 / month
Current employer:	Deptartment of Veterans Affairs	Debt-to-income ratio:	19.81%
Length of employment:	3 years	Location:	HYATTSVILLE, MD

Home town:
Current & past employers:	Deptartment of Veterans Affairs
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,475.00	Public Records On File:	0
Revolving Line Utilization:	61.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could please what loans you have outstanding and apr? Thanks	Visa Card 7,500 15% Medical Bill 2,806 17% Store Credit 1,000 24% I have handled the payments for all these cards without a problem . However, I am getting aggrevated with the varying rates that why I want to consolidate it into one loan. Thanks for contribution if you decide to invest in me.
What is your job position at the Department of Veterans Affairs ?	Social Worker for 3 years

Member Payment Dependent Notes Series 599480

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599480	$9,600	$9,600	11.49%	1.00%	October 22, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599480. Member loan 599480 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,417 / month
Current employer:	US Dep't of Justice	Debt-to-income ratio:	16.44%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	US Dep't of Justice
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,643.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
how stable is your position at the dept of justice? if obama has to leave office in 2012, are you out of work? is there a seniority system there and if so what sort of tenure do you have?	Thanks for your question! My position is not political and is not linked to the incumbent administration, which I actually preceded. Although there is no formal tenure system for attorneys, I am a civil service employee and my job is very secure. I appreciate your interest and hope you'll choose to invest in me.
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	I don't have the exact balances in front of me, but I'd like to answer your question as quickly as possible, so I'll approximate. Please understand these figures may be slightly off: 1. Credit card debt. All payments are minimums; I almost always pay more. All interest rates are variable, obviously. This is all debt I accrued in graduate school and moving cross-country for my current job. I have been gradually paying it down since. a. A Bank of America Visa with a balance of approximately $6k at around 16%. b. An American Express Blue with a balance of approximately $15k at around 15%. c. A Discover card with a balance of approximately $600 at around 29%. d. A US Bank Visa with a balance of approximately $9k, consisting of balances transferred from prior accounts. A 0% APR introductory term just ended; I think it's around 16% now. 2. Student loans. I have a single federal loan with a balance of approximately $60k. I consolidated with a very low interest rate and have been making minimum payments. Those are around $290/mo, but they will gradually increase over time. Because I work in public service, I plan on taking advantage of student loan forgiveness in eight more years under the College Cost Reduction and Access Act of 2007. I am an attorney. I represent the United States in lawsuits involving federal environmental laws. As a federal employee, I enjoy annual grade and step salary increases and annual cost of living increases that should significantly increase my income during the life of this loan. I plan to use those salary increases to aggressively service this new loan and my existing debt, with the goal of being debt free by the end of 2012.

Member Payment Dependent Notes Series 599533

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599533	$7,000	$7,000	14.84%	1.00%	October 21, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599533. Member loan 599533 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	Jon J. McMullen, P.S.	Debt-to-income ratio:	17.46%
Length of employment:	3 years	Location:	Vancouver, WA

Home town:
Current & past employers:	Jon J. McMullen, P.S.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	69
Revolving Credit Balance:	$11,495.00	Public Records On File:	0
Revolving Line Utilization:	91.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 599556

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599556	$8,700	$8,700	15.58%	1.00%	October 26, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599556. Member loan 599556 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	Lippincott	Debt-to-income ratio:	4.30%
Length of employment:	3 years	Location:	Staten Island, NY

Home town:
Current & past employers:	Lippincott
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Therapy treatment

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	14	Months Since Last Delinquency:	6
Revolving Credit Balance:	$6,487.00	Public Records On File:	0
Revolving Line Utilization:	63.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 599611

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599611	$4,000	$4,000	17.93%	1.00%	October 22, 2010	October 31, 2015	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599611. Member loan 599611 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Urban Health Plan	Debt-to-income ratio:	6.14%
Length of employment:	4 years	Location:	Bronx, NY

Home town:
Current & past employers:	Urban Health Plan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/17/10 > Hey Everyone, I am looking to consolidate all of my credit card debt. I came to lending club because they promise a way lower rate compared to local area banks. I've actually requested the loan for 60 months, but I play to pay it off earlier. If anyone has any questions, please feel free to ask. Thanks, Vianina

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2007	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,995.00	Public Records On File:	0
Revolving Line Utilization:	36.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 599636

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599636	$12,000	$12,000	10.38%	1.00%	October 21, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599636. Member loan 599636 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,217 / month
Current employer:	Capital Group	Debt-to-income ratio:	19.71%
Length of employment:	3 years	Location:	Scottsdale, AZ

Home town:
Current & past employers:	Capital Group
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,438.00	Public Records On File:	0
Revolving Line Utilization:	62.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
-what is capital group and what do you do there? -Capital Group Companies does not have offices in arizona. Is this a different Capital Group?	Thanks for the question. The Capital Group companies manage the investments of individuals and large institutions through mutual funds, separately managed accounts and pooled investment funds. I specifically work in the American Funds division, which does have a an office in AZ. Feel free to view the company website, http://www.capgroup.com/index.html. As a Senior Shareholder Account Rep my responsibilities include assisting financial professionals and shareholders with various service related requests. Please let me know if you have any additional questions.
Can you please detail the debt and their terms that you are looking to consolidate. Furthermore, has anything occurred to avoid accruing new debt?	Sorry for the delay, here are the details you are looking for. Mastercard 20.24% $2468.97 Visa 19.24% $7863.10 Amex 11.24% $951.49 Visa 17.90% $842.46
What are the current rates and balances of the debts you are consolidating?	Sorry for the delay, here are the details you are looking for. Mastercard 20.24% $2468.97 Visa 19.24% $7863.10 Amex 11.24% $951.49 Visa 17.90% $842.46
what debts are you consolidating? credit card? can you pls list you current APRs and balances?	Sorry for the delay, here are the details you are looking for. Mastercard 20.24% $2468.97 Visa 19.24% $7863.10 Amex 11.24% $951.49 Visa 17.90% $842.46

Member Payment Dependent Notes Series 599649

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599649	$2,350	$2,350	7.88%	1.00%	October 25, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599649. Member loan 599649 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,340 / month
Current employer:	GACHINA LANDSCAPING	Debt-to-income ratio:	5.87%
Length of employment:	7 years	Location:	EAST PALO ALTO, CA

Home town:
Current & past employers:	GACHINA LANDSCAPING
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2006	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,794.00	Public Records On File:	0
Revolving Line Utilization:	16.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 599680

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599680	$4,000	$4,000	7.88%	1.00%	October 26, 2010	October 31, 2013	October 31, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599680. Member loan 599680 was requested on October 17, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Jacobi Medical Center	Debt-to-income ratio:	0.35%
Length of employment:	< 1 year	Location:	Briarwood, NY

Home town:
Current & past employers:	Jacobi Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > We are applying for this loan in order to make some small, but necessary home improvements to our parent's apartment. With the funding from this loan, we hope to rent out this apartment to new tenants for a higher rent. I am employed as a genetic counselor at a city hospital, and would be able to pay off the monthly payment easily. I pay my student loans and credit cards each month on time. Any assistance is greatly appreciated. We value your trust in us and our goals, and we hope to invest in the lending club in the future with the profits from our current project. Please do not hesitate to inquire about any questions or concerns you may have. Thank you again.

A credit bureau reported the following information about this borrower member on October 17, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	31
Revolving Credit Balance:	$4,324.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Your application states you make $60k a month. Is that correct? If so why would you need to borrow $4k?	Yes, that is my salary before taxes. We are asking for the loan because we have only one month to complete the project. (Otherwise, the apartment would be vacant for too long a period of time). We felt that it would put a significant strain on our monthly budget and/ or our credit card if we were to pay the expenses in such a short period of time. In addition, I have been employed in my current position since February '10, but only graduated from graduate school in May '10, and therefore, have not had much time to contribute a significant amount of savings.
Your earning 60K/month and have only 4K in revolving credit. Please list your monthly expenses so we can more clearly understand your financial situation. Thanks.	The income is 60K/ year not month. This is an error on the application that has been called to my attention and I have been in touch with the technical support to rectify this situation. Net monthly income: $3300 Monthly expenses: Rent: $1200 Utilities (electricity only): $100 Cable: $120 Transportation: $300 Student Loan payments: $400 Clothing/ entertainment: $500 TOTAL expenses: $2620

Member Payment Dependent Notes Series 599773

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599773	$2,500	$2,500	13.35%	1.00%	October 20, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599773. Member loan 599773 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	Bishop and Associates	Debt-to-income ratio:	11.97%
Length of employment:	4 years	Location:	baltimore, MD

Home town:
Current & past employers:	Bishop and Associates
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > My job is very secure.. I work for an environmental firm and we do a lot of work for the government and in the last year I have been working very hard to improve my credit.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1992	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,091.00	Public Records On File:	1
Revolving Line Utilization:	5.10%	Months Since Last Record:	13
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Please explain the Public Record on File (13 months ago). Did you maybe file for bankruptcy? If so, outcome? Thank you.	The public record was a credit card balance. I satisfied the full balance on 1/20/2010. I have docs proving this was pd. I have never claimed bankruptcy

Member Payment Dependent Notes Series 599804

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599804	$7,000	$7,000	10.36%	1.00%	October 22, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599804. Member loan 599804 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,118 / month
Current employer:	FEMA	Debt-to-income ratio:	11.19%
Length of employment:	4 years	Location:	Woodstock, VA

Home town:
Current & past employers:	FEMA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > personal expenses Borrower added on 10/18/10 > personal expenses Borrower added on 10/18/10 > personal expenses Borrower added on 10/20/10 > just wanting to consolidate some cards i have to make it easier to track what money is going out every month. Borrower added on 10/20/10 > worked at my current postion for 4 years +.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,421.00	Public Records On File:	0
Revolving Line Utilization:	75.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You mention 'Debt Consolidation' in your title and personal expenses in your description. Can you please describe in detail the purpose of the loan? If it is to consolidate debt, please list the debt and its terms. Thank you.	trying to consolidate credit cards into one payment.
Please list the balances and APRs you will pay off with this loan (and any you plan not to).	there are five cars all with percentage rates of 15% or higher.
5 cards or 5 cars?	5 store credit cards.

Member Payment Dependent Notes Series 599847

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599847	$6,500	$6,500	6.17%	1.00%	October 22, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599847. Member loan 599847 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,790 / month
Current employer:	Hampton VAMC	Debt-to-income ratio:	13.56%
Length of employment:	3 years	Location:	Newport News, VA

Home town:
Current & past employers:	Hampton VAMC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > I am looking to get out of debt sooner by lowering my interest rate. I am never late on my bills and take my loan obligations very seriously. Thank you.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$47,179.00	Public Records On File:	0
Revolving Line Utilization:	71.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 599858

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599858	$10,000	$10,000	10.36%	1.00%	October 25, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599858. Member loan 599858 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,667 / month
Current employer:	Audio Images Int.	Debt-to-income ratio:	13.64%
Length of employment:	8 years	Location:	Jacksonville, FL

Home town:
Current & past employers:	Audio Images Int.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1993	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$7,118.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1)What is your current job position (What you do) for employer? 2) Can you set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know, Your Credit Report shows >7000 debit & a deliquency? Any Explanation? 6) Any other source of income? Thanks for your time	Q: 1) What is your current job position (What you do) for employer? A:) I am the Tech Manager over a group of three techs. I am also responsible for all computer and server upgrade, updates and repairs. My main responsibility is development of new software and hardware for the company. I have been here for over eight years and love it. We are on the cutting edge of are industry and are also looking for new ways to help our customers. Q: 2) Can you set up auto debit transfer from your checking account to pay this loan? A:) I would have no problem with an auto transfer. Q: 3) How long do you intend to service (keep active) this loan before final payoff? A:) I would like to have it paid off in 18 months. Q: 4) If you do not mind, what are your total routine monthly expanses? A:) All the bills we have total 4,100.00 (Total Budget House, Car, Lights, and Food etc.) Q: 5) Did you know, Your Credit Report shows >7000 debit & a delinquency? Any Explanation? A:) Yes we have $6800 in Debit and will use this to consolidate them all. We had a Pet Shop that was going well until the economy hit us hard. My wife lost her job at the time and we had an America Express Business card that we used for the Pet Shop, and we fell behind on payments. Last year we sold the Pet Shop and paid it 100% off. Q: 6) Any other source of income? A:) Yes my wife is working again and she makes $40K a year. Thank you for time and if you have any other questions please ask.

Member Payment Dependent Notes Series 599912

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599912	$3,600	$3,600	15.95%	1.00%	October 22, 2010	November 1, 2015	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599912. Member loan 599912 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Greenbelt Alliance	Debt-to-income ratio:	2.07%
Length of employment:	< 1 year	Location:	SAN JOSE, CA

Home town:
Current & past employers:	Greenbelt Alliance
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,639.00	Public Records On File:	0
Revolving Line Utilization:	91.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 599963

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
599963	$6,600	$6,600	6.17%	1.00%	October 25, 2010	November 1, 2015	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 599963. Member loan 599963 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,600 / month
Current employer:	The Gambrinus Company	Debt-to-income ratio:	1.91%
Length of employment:	10+ years	Location:	San Antonio, TX

Home town:
Current & past employers:	The Gambrinus Company
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,223.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Buying an Alfa Romeo? Hobby or transportation? How much equity do you have in your home? What do you do for a living? Answering these questions will help lenders like me who are considering loaning you money. Thanks!	Hi, Thank you very much for your interest and consideration. The Alfa will be a second car, so hobby I guess. Nobody in his right mind would rely on a 17 year old Italian car for transportation to and from anywhere, I believe. For that I drive a bullet proof German car. The equity in my house is about $80k. I am an engineer working for a brewing company, which generally is said to be very recession resistant. It keeps me busy and we are a growing company. I hope this helps your decision making process. Ans thanks again for your interest.

Member Payment Dependent Notes Series 600007

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600007	$8,000	$8,000	12.61%	1.00%	October 25, 2010	November 1, 2015	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600007. Member loan 600007 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	U.S.P.S.	Debt-to-income ratio:	10.95%
Length of employment:	10+ years	Location:	Tucson, AZ

Home town:
Current & past employers:	U.S.P.S.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > I have a couple of credit cards that I want to eliminate. A discover card that has a high interest rate of about 21%, and a capital one card with a similar high interest rate. I am an excellent borrower, pay my bills on time, no lates, I just have too many credit cards, and for some reason they all increased the interst rate out of nowhere. My job is stable as you can see. Consolidating some cards will help me out a lot. As for the 5 years payback on this loan, I estimate I will probably pay it off sooner than the five years. For now the lower payment will help out. Thank You.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,028.00	Public Records On File:	0
Revolving Line Utilization:	64.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you please list your monthly expenses. What is your expected time frame to pay off this loan if not in 5 years?	Type your answer here. More likely I will pay off this loan between 3 and 5 years. More closer to the 3 years, but I may need a little more time. Thats why I choose the 5 year plan.
What's your job position at USPS ?	Type your answer here. For 25 years I have been delivering the mail to the good people of this town.

Member Payment Dependent Notes Series 600015

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600015	$2,225	$2,225	5.79%	1.00%	October 21, 2010	November 2, 2015	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600015. Member loan 600015 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Rost Tuscan	Debt-to-income ratio:	9.80%
Length of employment:	5 years	Location:	Woodland_Hills, CA

Home town:
Current & past employers:	Rost Tuscan
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > My credit score is above 750. I am very responsible with my bills.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1992	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	64
Revolving Credit Balance:	$5,026.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 600058

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600058	$7,000	$7,000	9.99%	1.00%	October 25, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600058. Member loan 600058 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,800 / month
Current employer:	Contractors Wardrobe	Debt-to-income ratio:	3.29%
Length of employment:	< 1 year	Location:	valley village, CA

Home town:
Current & past employers:	Contractors Wardrobe
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,654.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
1. what is contractors wardrobe? 2. what is your job? 3. what debts are you paying off?	1.Contractors Wardrobe is the worlds biggest wardrobe and shower door, manufacturer, retailer and service provider, all custum and factory styles. They have been in manufacturing, retailing and servicing since 1972. Service is provided global to all well know hotels, home improvment giants, like Home depot, Osh, and etc.. and major contractors. 2.I am curently the Company Rep for a section of west coast division, providing service to all major clientele. 3.I would like to pay off a couple of credit cards and a student loan that i have a bit more to pay off the debt.

Member Payment Dependent Notes Series 600073

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600073	$2,400	$2,400	12.61%	1.00%	October 21, 2010	November 1, 2015	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600073. Member loan 600073 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$1,800 / month
Current employer:	Food City	Debt-to-income ratio:	12.50%
Length of employment:	5 years	Location:	Big Stone Gap, VA

Home town:
Current & past employers:	Food City
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	46
Revolving Credit Balance:	$1,532.00	Public Records On File:	0
Revolving Line Utilization:	51.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 600080

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600080	$5,000	$5,000	15.20%	1.00%	October 22, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600080. Member loan 600080 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,450 / month
Current employer:	US Army	Debt-to-income ratio:	21.10%
Length of employment:	10+ years	Location:	Fontana, CA

Home town:
Current & past employers:	US Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/18/10 > Need personal loan for deposit on new home. I need to move by the 1st of November

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	33
Revolving Credit Balance:	$461.00	Public Records On File:	1
Revolving Line Utilization:	92.20%	Months Since Last Record:	111
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Have you already found the home that you will be purchasing?	Not purchasing this home. Our lease is up on the home I have been renting for the last 3 years. The owner wants to move back into it. So yes we have found the house, but I am not purchasing it. I need the extra income for the initial deposit, 1st and last month. Once the deposit for the house I am leaving comes in, I will use that to repay this loan. Thank you.

Member Payment Dependent Notes Series 600160

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600160	$7,000	$7,000	13.72%	1.00%	October 22, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600160. Member loan 600160 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	Valley NationalBank	Debt-to-income ratio:	8.89%
Length of employment:	4 years	Location:	NEW BRUNSWICK, NJ

Home town:
Current & past employers:	Valley NationalBank
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > The purpose of this loan is to consolidate my credit card debt, a high interest car loan that i have and a personal loan that i have in which i keep paying interest only. I want to combined all of these debts into only one monthly payment that way I could use that extra cash to save. By getting this loan, my credit rating will get better because all my debt will be paid off and i will only have one loan on it. I am a good borrower because the reason behind this loan is to improve my credit score in which I have never been late on any of my payment but can not afford to make more than the minimum payment. As of today, all of my debt that i want to consolidate adds up to $468.00 per month, by consolidating all my debt i will be saving $230.00 which will be a good source of income in the time frame requested. As of my job, I have been employed there for 3 years and I have worked my way up in the bank to succeed personally and profesionally.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	48
Revolving Credit Balance:	$2,604.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what debts are you consolidating?	Credit cards and a car loan that is not on my and has a high interest. I wanted to be able to make one payment for all my debt.
-What do you do at Valley NationalBank? -Your credit history indicates a delinquency 48 months ago, can you please explain this? Thanks.	I??m the Teller Supervisor at Valley National Bank, 4 years ago I was unemployed for circunstances out of my hand. I was laid off my previous job because company had gone into Chapter 11 Bankruptcy. The company name was Iron Age Shoe. I was a college student, no money and I was communiting to school 5 days a week. I had no experience what so ever, and did not know the importance of a credit card. This delinquency is due to the fact that I did not have the funds at the time to pay that credit card due to my financial situation. Right now I have a very stable job in which I can afford to pay this loan. Thanks
Can you please list the total debts with aprs you are carrying?	Bank of America $985 at 24.24% Avenue $875 24.99% Chase $3400.00 at 15.90% Ashley $275.00 At 24.99% $475.00 at 26.99%-- Goodyear Macy??s $300.00 At 24.50% $550 at 23.90%

Member Payment Dependent Notes Series 600187

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600187	$5,400	$5,400	12.23%	1.00%	October 21, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600187. Member loan 600187 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	HCSO	Debt-to-income ratio:	11.99%
Length of employment:	10+ years	Location:	Lithia, FL

Home town:
Current & past employers:	HCSO
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,130.00	Public Records On File:	0
Revolving Line Utilization:	79.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at HCSO?	Hillsborough County Sheriff's Office, Community Service Officer, assigned to the Missing Juvenile Unit
You have $27K in revolving credit and asking for a L. Club loan of 5K for home improvement. Seems to me that the revolving credit lines should be your major priority now.	You have a very valid point. How ever this is for a new metal roof over for my house not something I just feel like remodeling.

Member Payment Dependent Notes Series 600267

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600267	$5,000	$5,000	5.79%	1.00%	October 21, 2010	November 1, 2013	November 1, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600267. Member loan 600267 was requested on October 18, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,293 / month
Current employer:	F.M.Howell and Co.	Debt-to-income ratio:	0.46%
Length of employment:	10+ years	Location:	Elmira, NY

Home town:
Current & past employers:	F.M.Howell and Co.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$388.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at F.M.Howell and Co.?	F.M.Howell is a Custom manufacturer of folding cartons, rigid boxes, custom thermoformed plastic, carded packaging, Chan-L-Pak????, Frame-Pak, ESD barrier packaging, & contract packaging & marketing services. FDA registered for pharmaceutical secondary contract packaging & adheres to current Good Manufacturing Practices (cGMP). Serving the pharmaceutical, industrial & consumer products industries. My position is with the folding carton plant,where i recieve the raw material (paper rolls)and prepare(sheeting and trimming) for the printing presses.
I'd like to invest in your loan, but I need answers to these 5 questions first: 1. Do you owe any mortgage on your house? What are your monthly payments? 2. Do you hold the deed/title to the house (a) in your name, (b) with a spouse, or (c) what is your relationship to the person who holds the deed? 3. Do you have a Home Equity Line of Credit (HELOC)? If so, for how much? 4. What is the current valuation of your home on zillow.com? 5. How long have you lived in your current home? Thanks much, and I look forward to supporting you on this loan.	1.yes,$540 a month 2.yes 2.(a) yes 2.(b) yes 2.(c)answered on 2.(a) 3.yes 4.$70,000 5.14 years

Member Payment Dependent Notes Series 600303

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600303	$9,600	$9,600	14.46%	1.00%	October 26, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600303. Member loan 600303 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,333 / month
Current employer:	Costco	Debt-to-income ratio:	11.35%
Length of employment:	6 years	Location:	Fresno, CA

Home town:
Current & past employers:	Costco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > Citibank at the start of the year raised the interest rate on my card to an obscene 29.99%, I have paid down the balance $2600 this year, but Citibank has collected $2000 in interest during this same time frame. I am a very responsible person who just want's someone else to make less money off my debt than Pandit. Feel free to ask any questions I am an open book.

A credit bureau reported the following information about this borrower member on October 18, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,368.00	Public Records On File:	0
Revolving Line Utilization:	73.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
what is your position at Costco?	I am a full time Supervisor at Costco.
We appreciate your business. Can you please list the debts with aprs you are currently carrying?	*7900 @ 29.99% *880 @ 23.24% 2790 @ 15.24% 1000.55 @ 3.99% The ones with the asterisk are my main concern, all these balances have been dwindling down over the past year and a half and I hope to be debt free in three years time.

Member Payment Dependent Notes Series 600355

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600355	$5,025	$5,025	10.36%	1.00%	October 26, 2010	November 2, 2015	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600355. Member loan 600355 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,833 / month
Current employer:	Tessada & Associates	Debt-to-income ratio:	13.88%
Length of employment:	8 years	Location:	Carrollton, VA

Home town:
Current & past employers:	Tessada & Associates
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	40
Revolving Credit Balance:	$4,729.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 600470

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600470	$5,000	$5,000	5.79%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600470. Member loan 600470 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Nexus IS, Inc	Debt-to-income ratio:	7.52%
Length of employment:	2 years	Location:	Hermosa Beach, CA

Home town:
Current & past employers:	Nexus IS, Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > No Prepayment Penalty? Great! Borrower added on 10/21/10 > I plan on paying this off in 12-18 months

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,674.00	Public Records On File:	0
Revolving Line Utilization:	10.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 600497

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600497	$8,000	$8,000	5.42%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600497. Member loan 600497 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	Kendall College/Laureate University	Debt-to-income ratio:	8.85%
Length of employment:	1 year	Location:	Willowbrook, IL

Home town:
Current & past employers:	Kendall College/Laureate University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I will set up payments to be automatically withdrew from my bank account. I am a very responsible person and I have always paid my bills on time. I just finished paying of a car loan, and have always paid all bills on time. I would like this loan to consolidate all my debt and make one single payment monthly instead of 5. Please let me know if you have any questions. Thank you for your consideration. Borrower added on 10/21/10 > oh and...I am in a very stable job. I work in higher education as an Adivsor. I have been in this industry for 6yrs+. The industry is very stable and so is my job.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,327.00	Public Records On File:	0
Revolving Line Utilization:	20.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 600549

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600549	$4,500	$4,500	5.42%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600549. Member loan 600549 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,125 / month
Current employer:	Hadlock Law Office	Debt-to-income ratio:	7.71%
Length of employment:	< 1 year	Location:	Worcester, MA

Home town:
Current & past employers:	Hadlock Law Office
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 14, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,895.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is an ING PLOC?	Sorry. Personal Line of Credit thru ING Bank. The rate is 12.9% so looking for a personal loan at a lower interest rate to pay it off.

Member Payment Dependent Notes Series 600554

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600554	$7,000	$7,000	13.72%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600554. Member loan 600554 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	stockton unified school dist.	Debt-to-income ratio:	14.43%
Length of employment:	10+ years	Location:	STOCKTON, CA

Home town:
Current & past employers:	stockton unified school dist.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	22
Revolving Credit Balance:	$6,082.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
How many corndogs can you buy for $7000?	Type your answer here.one very very big one
What do you do for the stockton unified school dist.?	Type your answer here.sign inturpet for the deaf
What does inturpet mean?	Type your answer here.sorry About the bad spelling it is interpretery

Member Payment Dependent Notes Series 600571

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600571	$3,000	$3,000	9.62%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600571. Member loan 600571 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Clear Channel Communications	Debt-to-income ratio:	2.20%
Length of employment:	10+ years	Location:	Strongsville, OH

Home town:
Current & past employers:	Clear Channel Communications
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,064.00	Public Records On File:	0
Revolving Line Utilization:	41.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 600609

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600609	$8,000	$8,000	14.83%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600609. Member loan 600609 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	jones lang lasalle	Debt-to-income ratio:	3.21%
Length of employment:	6 years	Location:	chicago, IL

Home town:
Current & past employers:	jones lang lasalle
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on September 29, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	66
Revolving Credit Balance:	$4,689.00	Public Records On File:	0
Revolving Line Utilization:	67.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you describe the nature of your job? and what this loan is for?	I run and maintain 3 office buildings HVAC systems and the general maintenance of the properties as a whole. I would like the loan to get some new windows for my home, new furniture, and if there is any leftover do some major car repairs.

Member Payment Dependent Notes Series 600641

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600641	$3,000	$3,000	12.23%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600641. Member loan 600641 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,667 / month
Current employer:	Mindel Management, Inc.	Debt-to-income ratio:	5.72%
Length of employment:	3 years	Location:	Washington, DC

Home town:
Current & past employers:	Mindel Management, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,729.00	Public Records On File:	1
Revolving Line Utilization:	85.50%	Months Since Last Record:	89
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Did you declare bankruptcy, have a lien or judgement levied against you, or have an account go into collection 7.5 years ago?	Yes, I filed for bankruptcy in 2003. You will note, that I have not been in debt or had any late payments since then. I am anxiously trying to reestablish new credit after the 7 year mark, but it appears that a lot of lenders are waiting for the 11 year mark. I hope this answers your question, and if you have others, please do write again.

Member Payment Dependent Notes Series 600650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600650	$5,000	$5,000	17.06%	1.00%	October 25, 2010	November 2, 2015	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600650. Member loan 600650 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,208 / month
Current employer:	J.R. Electric	Debt-to-income ratio:	0.00%
Length of employment:	4 years	Location:	Goleta, CA

Home town:
Current & past employers:	J.R. Electric
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2007	Delinquent Amount:	$0.00
Open Credit Lines:	2	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	4	Months Since Last Delinquency:	11
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Could you list your monthly expenses?	I have a $2000 lawyers bill. A one time payment of $500 for classes I'm required to take. $550 rent. As soon to come court costs which I'm budgeting the rest of the loan for.

Member Payment Dependent Notes Series 600672

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600672	$2,000	$2,000	6.17%	1.00%	October 21, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600672. Member loan 600672 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,734 / month
Current employer:	Intel Corporation	Debt-to-income ratio:	18.35%
Length of employment:	3 years	Location:	Seattle, WA

Home town:
Current & past employers:	Intel Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I recently accepted a job in San Jose, CA and will be moving from Seattle, WA. I am requesting a loan to help with moving expenses such as renting a U-Haul, paying for gas, and rental deposit.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,998.00	Public Records On File:	0
Revolving Line Utilization:	36.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Will you continue working for Intel in San Jose, CA with the same monthly gross income?	No, I am working for a different company called Xicato. My new salary will be $80k.

Member Payment Dependent Notes Series 600687

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600687	$11,000	$11,000	13.72%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600687. Member loan 600687 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,560 / month
Current employer:	Pinkerton Government Services	Debt-to-income ratio:	18.52%
Length of employment:	2 years	Location:	East Hanover, NJ

Home town:
Current & past employers:	Pinkerton Government Services
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2005	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,054.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hi - 1. What do you do at Pinkerton? 2. Could you list the debts that you have, including which will/will not be consolidated, as well as the amount/%? 3. Do you plan to keep this loan for the full 3 year term, or pay it off early? Thanks in advance!	I am a Senior Officer of Compliance for a secret cleared area of Honeywell's Global Headquarters. I have four credit card debts that I plan on consolidating. All four of them will be brought to 0. I plan on paying off this loan early by using tax returns and vacation pay; also, I am going to call my banks and see if I pay them off in full if they will drop my credit bills down by $500. This way I will be able to put a big payment of hopefully $2,000 right away to this loan. I will be estimating at least $1,000 will be going back to the loan right away. I also have some medical bills from a surgery I needed because of an injury I sustained while in service. Thank you for your investment and time.

Member Payment Dependent Notes Series 600712

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600712	$9,000	$9,000	14.46%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600712. Member loan 600712 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	SOS	Debt-to-income ratio:	0.80%
Length of employment:	1 year	Location:	Denton, TX

Home town:
Current & past employers:	SOS
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$80.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Looks like you're almost there. I don't see any debt, so what are you trying to consolidate?	The debt that you see only shows the the revolving debt which is my credit card that i was able to almost pay all the way off. I bought a tv on store credit which is not revolving so does not show up as well as 2 other credit cards I closed and trying to pay off. I also have a family loan from my great grandmother who passed away 2 months ago and the rest of my family is wanting that 6000 back so they can get their share of her wealth. I am trying to pay those things off and stay in good graces with my family. Thank yall for all the help.

Member Payment Dependent Notes Series 600757

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600757	$12,000	$12,000	5.79%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600757. Member loan 600757 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Deloitte	Debt-to-income ratio:	19.53%
Length of employment:	9 years	Location:	Chicago, IL

Home town:
Current & past employers:	Deloitte
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I am a responsible individual with good credit and a stable job that pays well. I am also a current Lending Club borrower in good standing. Due to recent unexpected bills, I have incurred credit card debt that I want more than anything to pay down. I would like to consoliate that debt into one monthly payment and not worry about variable APRs. I would much rather pay you for my credit than the credit card companies and, in exchange, receive the comfort that comes along with knowing that my debt will be paid off in 3 years. Thank you for considering me as an investment opportunity!

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	57	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,361.00	Public Records On File:	0
Revolving Line Utilization:	5.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Two questions before I fund this loan. Thanks. 1. What do you do for Deloitte? 2. Why do you need $12,000 while I only see $3,361 revolving debt?	Thank you for your question (and your consideration). I work as a Business Development Manager for Deloitte. The reason why you only see $3K in revolving debt is because the remainder of the money I am looking to pay off is in a CitiFinance fixed rate personal loan (at very high rate). Please let me know if you have any additional questions.

Member Payment Dependent Notes Series 600776

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600776	$3,000	$3,000	5.79%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600776. Member loan 600776 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,000 / month
Current employer:	Apple Rehab of Old Saybrook	Debt-to-income ratio:	11.15%
Length of employment:	4 years	Location:	Clinton, CT

Home town:
Current & past employers:	Apple Rehab of Old Saybrook
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	35
Revolving Credit Balance:	$578.00	Public Records On File:	0
Revolving Line Utilization:	2.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 600809

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600809	$7,200	$7,200	10.36%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600809. Member loan 600809 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Rutgers University	Debt-to-income ratio:	19.05%
Length of employment:	7 years	Location:	New Brunswick, NJ

Home town:
Current & past employers:	Rutgers University
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I want to get away from profit-driven credit card companies and instead pay the amount off through lending club, which I trust as a community based service.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	19	Months Since Last Delinquency:	22
Revolving Credit Balance:	$14,335.00	Public Records On File:	0
Revolving Line Utilization:	86.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 600837

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600837	$1,300	$1,300	6.54%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600837. Member loan 600837 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	Bryn Mawr Rehabilitation Hospital	Debt-to-income ratio:	20.19%
Length of employment:	4 years	Location:	Philadelphia, PA

Home town:
Current & past employers:	Bryn Mawr Rehabilitation Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I am consistently on time with my monthly payments on credit cards; however despite making payments greather than the minimums, I am struggling to decrease my balances due to high finance charges. Borrower added on 10/19/10 > I am trying to consolidate multiple monthly credit card payments and decrease my debt. Despite making payments above the minimum, I am having a very difficult time reducing my balances due to finance charges. I am consistently on time with all of my payments and current school loans

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	38
Revolving Credit Balance:	$1,285.00	Public Records On File:	0
Revolving Line Utilization:	9.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 600872

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600872	$10,000	$10,000	10.36%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600872. Member loan 600872 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,694 / month
Current employer:	United States Army	Debt-to-income ratio:	21.98%
Length of employment:	7 years	Location:	Effingham, IL

Home town:
Current & past employers:	United States Army
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > This is my second Lending Club loan. I am also an investor and have lent well over $20K. This loan will be used to payoff my existing Lending Club loan($3200, 12.53%), payoff my motorcycle loan($2400, 11.99%), payoff my sears credit card($2830, 25.24%), put on new tires on my Chevy Tahoe($1000). I have been with Lending Club since January of 2009. It's a great program and will continue to be an active lender and borrower. I am also a Staff Sergeant(SSG) in the U.S. Army and have been in for over 7 years. My ETS isn't until 2016 but I plan on retiring regardless. Any questions feel free to ask but thanks for looking and pledging your funds.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,512.00	Public Records On File:	0
Revolving Line Utilization:	5.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, thank you for your service I have a couple of questions: 1. What is your MOS? 2. What is your marital status (single, married, divorced), and do you have any children? 3. What does your current OPTEMPO look like? How long do you expect to be deployed in the next five years?	Great question. 1)I am a 19K. 2)I am married(almost 6 years) with 2 kids. 3)OPTEMPO is high! I am currently in USAREC(2.5 years) so enough said! 4)I don't know for sure about deployments yet, but I report to Ft. Stewart in Oct 11. Any other questions feel free to ask. Thanks.
Thanks for your quick response. I used to be a Scout myself, so I would be happy to help you out. One last thing, could you elaborate on your deliquency?	Awesome. Are you still in? The delinquency is in the process of getting removed. I have appealed it on Experian and got it removed and am doing Transunion and Equifax. But it involved me being a cosigner for my sister for a Cellular One Phone back in 2005 that she let get out of hand. It has since been paid and up to date for her but it in turn affected me. So long story short it wasn't my delinquency but came about from me trying to do the right thing. Thanks again for all your contributions.

Member Payment Dependent Notes Series 600969

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600969	$6,300	$6,300	6.54%	1.00%	October 26, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600969. Member loan 600969 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,508 / month
Current employer:	SYSCO VENTURA	Debt-to-income ratio:	7.81%
Length of employment:	3 years	Location:	PORT HUENEME, CA

Home town:
Current & past employers:	SYSCO VENTURA
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I am in need of Dental Services in which my current dental plan through my Employer does not cover Orthodontics. This money is going directly to Dental Services as stated and appropriate Receipts can be presented to support my case and request for funds. There is no plan to use the funds for anything other than Dental Services that are needed. I have been working with my current employer for 3 years now and doing very well as an Employee. Also as a quicker way to pay back the funds that is received, I am currently looking for a Part Time Job to expedite this process. I would really appreciate the help in allowing my dental services to take place as well as paying you back in return for your trust in me. Thank you. Borrower added on 10/25/10 > I would like to say I really do appreciate all of the investors that is contributing to this loan request. I am very greatful for your assistance.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	82
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, You mention in your loan description that you intend to pay off your loan early. This reduces the return for your peer investors. How much earlier do you intend to pay off the loan than the 60 months allotted? Thanks and best of luck with your loan!	An early payoff would result in me having a part time job in which I have submitted applications for an evening part time job. I am looking for better opportunities to arise as the Holiday Season comes up as more and more workers are needed during that time and at that point I could possibly double my payments back to the loan.
I'd like to help but have a couple questions first. Can you list your monthly expenses? Can you list all your debt (mortgage(s)/school/credit cards/etc) and include the interest rates for each? Can you list your savings account balance(s) and/or any other kind of emergency funds? Can you list any investments and balances? Are you the sole wage earner in your household or is there another? If there is another, what is your combined income? What is your role at work? These answers will definitely help lenders lend.	Total Monthly Expenses Approx. $1150 (Rent, phone, bi-mthly car insurance, life policy, groceries, gas). No additional emergency funds available. I am the sole wage owner and responsible for my own well-being. Customer Service Representative at work in which the department only consists of a total of 3 Customer Service Representatives as I am the one Rep that has been there for 3 years and the other 2 were just brought in within the last 4 months and I am their back up when they are out of the office along with my normal daily duties.

Member Payment Dependent Notes Series 600978

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
600978	$7,000	$7,000	14.09%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 600978. Member loan 600978 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,583 / month
Current employer:	Bank of America	Debt-to-income ratio:	16.49%
Length of employment:	2 years	Location:	Midlothian, VA

Home town:
Current & past employers:	Bank of America
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	41
Revolving Credit Balance:	$37,475.00	Public Records On File:	0
Revolving Line Utilization:	89.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
I am interested in funding your loan, but prior to doing so, I would like to see your responses to the following items: 1. List each credit card to be paid off with this loan (principal and associated interest rate). 2. Itemize your monthly expenses. 3. Explain your role at Bank of America. 4. Explain the two credit inquiries shown as occurring in the last six months. 5. Describe the delinquency shown as occurring 41 months ago. Thank you in advance for your response.	Before Bank of America, I was an Underwriting Manager for Citifinancial. I have worked in the Lending/Underwriting field for approximately 12 years.
Greetings - What was your job before BoA and how long were you there? Art	Before Bank of America, I was an underwriting manager for Citifinancial. I have worked in the underwriting/lending field for approximately 12 years.
can you please list your APR for CCs that you are trying to payoff? Also you have 37K debt why are you only looking for 7K? Thanks	Paying off cc with a 24.99% rate.

Member Payment Dependent Notes Series 601003

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601003	$5,600	$5,600	13.72%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601003. Member loan 601003 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,750 / month
Current employer:	Armstrong Capital	Debt-to-income ratio:	23.40%
Length of employment:	4 years	Location:	Teaneck, NJ

Home town:
Current & past employers:	Armstrong Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	38
Revolving Credit Balance:	$25,244.00	Public Records On File:	0
Revolving Line Utilization:	57.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What was the grade and rate of your previous loan? Art	D1 and 14.11... I was 50% done with repayment but i just purchased a house and I'm trying to get my monthly expenses down.
Please list each debt you plan to pay off, including the name of the creditor, the amount owed, and your current actual monthly payment on each debt. Thank you.	This is just a refinance of my current Lending Club loan. By repaying my current loan and taking out this one, I'm cutting my monthly number in half. To see my current loan, please search for 833 debt consolidation
does it make sense for you to pay Landing Club's origination fee again in order to get a smaller payment?	yes. Let me reiterate so i don't have to repeat it 100 times. My goal is to lower my monthly costs. i just purchased a house and im trying to put myself in a position to be able to be able to put money away too.

Member Payment Dependent Notes Series 601025

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601025	$2,800	$2,800	14.46%	1.00%	October 21, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601025. Member loan 601025 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,417 / month
Current employer:	Plasma Biological Services	Debt-to-income ratio:	20.81%
Length of employment:	3 years	Location:	Breckenridge, MO

Home town:
Current & past employers:	Plasma Biological Services
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > Lenders: I am very greatful for this loan! I am getting married in Januarey of 2011 and i promised my future husband I would cut up all my credit cards and pay them off before hand. This has allowed me peace of mind to get rid of these horrible cards that I accrued while going to college! I can finally sleep at night not worrying about these! The monthly payment is alot lower than what I pay now and I am soooooo grateful!!! Thank you!!!!

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2003	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	24	Months Since Last Delinquency:	11
Revolving Credit Balance:	$3,442.00	Public Records On File:	0
Revolving Line Utilization:	35.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Do you have a mortgage, HELOC, or other loan on your house?	No. My fiance is a farmer, and all of his land and houses he owns.

Member Payment Dependent Notes Series 601049

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601049	$7,000	$7,000	15.95%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601049. Member loan 601049 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,667 / month
Current employer:	G4S Wackenhut	Debt-to-income ratio:	7.64%
Length of employment:	1 year	Location:	Milwaukee, WI

Home town:
Current & past employers:	G4S Wackenhut
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > This loan is requested so I have more working capital for my online retail website. Although we only purchase product that has already been ordered by a customer, we do have to pay for it upfront and needed more cash in the account for a cushion for these orders, anticipating the holiday shopping season.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1976	Delinquent Amount:	$0.00
Open Credit Lines:	32	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	58	Months Since Last Delinquency:	22
Revolving Credit Balance:	$44,531.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 601063

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601063	$2,000	$2,000	13.72%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601063. Member loan 601063 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	The Catholic University of America	Debt-to-income ratio:	14.04%
Length of employment:	2 years	Location:	Silver Spring, MD

Home town:
Current & past employers:	The Catholic University of America
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > To fund a medical Vacation.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,102.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Specifically, what are the loan proceeds to be used for?	Travel and medical expenses.

Member Payment Dependent Notes Series 601083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601083	$9,050	$9,050	5.42%	1.00%	October 26, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601083. Member loan 601083 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,000 / month
Current employer:	Jones Walker	Debt-to-income ratio:	24.73%
Length of employment:	3 years	Location:	New Orleans, LA

Home town:
Current & past employers:	Jones Walker
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/19/10 > I am refinancing a current Lending Club loan for a lower interest rate. I have never missed a payment on the current loan. I appreciate your consideration and feel free to ask any questions.

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1999	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,315.00	Public Records On File:	0
Revolving Line Utilization:	37.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Greetings - What was the grade and rate of your original loan? Art	The original loan was graded B3 with an interest rate of 11.58%.
Do you plan to let this loan run for the full 3-year term or do you expect to pay it off early?	At this point I expect to let the loan run for a full 3 year term, particularly given the new and lower interest rate for this loan.

Member Payment Dependent Notes Series 601096

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601096	$2,400	$2,400	18.17%	1.00%	October 22, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601096. Member loan 601096 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	aon corp.	Debt-to-income ratio:	19.48%
Length of employment:	3 years	Location:	BRONX, NY

Home town:
Current & past employers:	aon corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > rent Borrower added on 10/20/10 > rent

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,496.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at aon corp?	I'm an account administrator/insurance broker

Member Payment Dependent Notes Series 601106

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601106	$1,500	$1,500	13.72%	1.00%	October 22, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601106. Member loan 601106 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	n/a	Debt-to-income ratio:	20.00%
Length of employment:	n/a	Location:	Jane Lew, WV

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,895.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	I receive SSI

Member Payment Dependent Notes Series 601124

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601124	$5,000	$5,000	12.98%	1.00%	October 25, 2010	November 2, 2013	November 2, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601124. Member loan 601124 was requested on October 19, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Line 6	Debt-to-income ratio:	1.55%
Length of employment:	< 1 year	Location:	Simi Valley, CA

Home town:
Current & past employers:	Line 6
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 19, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,793.00	Public Records On File:	0
Revolving Line Utilization:	71.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is Line 6 and what do you do there? Where did you work prior to that?	Line 6 is a consumer electronics company that builds guitar pedals and amplifiers for musicians. I work on the software engineering team and help design user interfaces. On the project I am currently on I create artwork in photoshop for the UI to use, and assist in scripting the function of some aspects of the program. Prior to working at Line 6, I was a website designer and print graphic designer working at some smaller studios and freelancing.

Member Payment Dependent Notes Series 601281

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601281	$15,000	$15,000	16.69%	1.00%	October 25, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601281. Member loan 601281 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,917 / month
Current employer:	EMC Corporation	Debt-to-income ratio:	18.36%
Length of employment:	6 years	Location:	MCKINNEY, TX

Home town:
Current & past employers:	EMC Corporation
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I am looking to use these funds to consolidate an 2 existing high interest loans into one payment and providing me a better interest rate and cashflow. I have been employeed with the same company for 6 yrs and in the same industry for 13 yrs. My credit history is clean. I've never defaulted or been late on anything.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,467.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
You only show credit since 2006. Can you explain?	I'm from Canada. I moved to the US in Oct 2006. Prior to that I had no credit history in the US. My history in Canada was spotless over 20 years prior to moving. Hope this helps. Thanks.
Can you list the debts with aprs you are carrying? Your credit report only shows you carrying $1,500 but you are asking for $15K. Your loan otherwise looks good to me.	I'm not sure where the $1500 is coming from. I have 2 loans which this loan is to consolidate. One is at $7400 the other at $6700. I have 2 credit cards which have a monthly ballance. One at $4000 the other at $1000. I hope this is what you looking for. Thanks.
What is EMC Corporation ? And what is your job position there ?	EMC Corporation (NYSE: EMC) is a U.S. Fortune 500 and S&P 500 provider of information infrastructure systems, software and services. I'm a Sr. Systems Analyst in the professional services division. Hope this is what you'll looking for. Thanks.
How long due you intend to service (keep active) loan before payoff?	Well it is a 5yr loan. As my debt load and cash flow improve with this loan. My goal it to start to eliminate my other credit card debt and start increasing my 401K contributions. I can see increasing my monthly payments to pay off this loan sooner but it isn't my highest priority short of winning the lottery or a vast increase in my household income. I hope this helps. Thanks

Member Payment Dependent Notes Series 601319

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601319	$5,700	$5,700	6.17%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601319. Member loan 601319 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,200 / month
Current employer:	Mid-sized IT Consulting Company	Debt-to-income ratio:	17.40%
Length of employment:	5 years	Location:	Bangor, PA

Home town:
Current & past employers:	Mid-sized IT Consulting Company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > Hello, thanks for checking out my loan. I'm actually just refinancing some existing debt that was originally a 60month loan at over 8%, ~$250/month. I haven't missed a payment on it in 3 yrs, and actually paid an add'l $750 towards the principal. I should have no problem making the new payment since it's much cheaper. Some add'l info: Mortgage is $975, utilities ~300, food ~300, car payments ~$275. Slightly higher than normal revolving credit because I just pre-paid for a bunch of heating oil for the winter, but I always pay my CC bills in full every month to avoid interest.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,545.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello. Are you employed at a company called "Mid-sized IT consulting"? I could not find it on the web. Wishing you well.	The company is Computer Aid, Inc. (www.compaid.com).

Member Payment Dependent Notes Series 601353

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601353	$2,000	$2,000	9.25%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601353. Member loan 601353 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,542 / month
Current employer:	British Telecom	Debt-to-income ratio:	11.93%
Length of employment:	2 years	Location:	Oakham, MA

Home town:
Current & past employers:	British Telecom
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > To be used for home improvement

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	64
Revolving Credit Balance:	$23,562.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 601362

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601362	$2,000	$2,000	10.36%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601362. Member loan 601362 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,667 / month
Current employer:	national education association	Debt-to-income ratio:	24.64%
Length of employment:	10+ years	Location:	stafford, VA

Home town:
Current & past employers:	national education association
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	59	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$26,894.00	Public Records On File:	0
Revolving Line Utilization:	29.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 601387

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601387	$4,375	$4,375	12.23%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601387. Member loan 601387 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,542 / month
Current employer:	Cherokee County BOC	Debt-to-income ratio:	20.75%
Length of employment:	3 years	Location:	Woodstock, GA

Home town:
Current & past employers:	Cherokee County BOC
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > This account will be used to consolidate and eradicate the following: Amex: $2216.97 Discover: $1981.95 Capital One: $181.09. This will leave me credit card free and able to start saving for retirement.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	17
Revolving Credit Balance:	$4,504.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you explain the two deliquencies on your credit? What do you do for Cherokee County?	Thank you for your question. I was furloughed at a previous job, and my income dropped to an uncomfortable level. I was still in college full time, so I was able to maintain most but not all of my accounts. Since working for Cherokee County, where I am a geospatial analyst, I have been able to catch up and maintain my accounts in good standing.

Member Payment Dependent Notes Series 601438

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601438	$1,900	$1,900	5.79%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601438. Member loan 601438 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,600 / month
Current employer:	Vanguard Capital	Debt-to-income ratio:	11.32%
Length of employment:	4 years	Location:	San Diego, CA

Home town:
Current & past employers:	Vanguard Capital
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,138.00	Public Records On File:	0
Revolving Line Utilization:	3.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is it you plan on using the requested funds for?	I plan to pay off an existing loan of a higher rate and take advantage of my reduced rate offered at lending club due to a perfect track record of on time payments and excellent credit.

Member Payment Dependent Notes Series 601560

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601560	$7,000	$7,000	12.61%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601560. Member loan 601560 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Institute for Humane Studies	Debt-to-income ratio:	22.37%
Length of employment:	2 years	Location:	Washington, DC

Home town:
Current & past employers:	Institute for Humane Studies
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I grew up in a poor area of the South Bronx, and worked through undergrad and grad school, determined to never have to go back, and to help my parents out as well. I got a nice job at a non-profit to better off those who weren't as lucky as me to get out of a poor area. In order to start my job, I used credit cards a lot to buy things I never needed, but are essential in the workplace, as well as put a deposit down on an apartment. I have been working three years now. I make ends meet just fine each month, but have been pouring a lot of money into paying off my cards without making an overall dent. I just got a small promotion, and it helped me start to see the light at the end of the tunnel past all this. My job is really steady and I am ready to put this all behind me, and stop making payments that seem to do nothing overall. Borrower added on 10/20/10 > I grew up in a poor area of the South Bronx and worked really hard to pull myself out of there--I worked the entire time putting myself through school. I then got a job at a non-profit aimed at making it easier for people to climb out of poverty. To get this job, I went into some credit card debt buying things I never needed to own before (like acceptable work clothing) and putting a deposit down on an apartment. I have been working for three years, and have been doing very well (I just got a promotion!). However, I feel like the balance of my credit cards does not go down, no matter how much I budget towards it. A loan like this will help me find the light at the end of the tunnel!

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2002	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,950.00	Public Records On File:	0
Revolving Line Utilization:	66.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Would you please list the details of your debts: who you owe, current balance, interest rate, monthly amount paid, and which ones will be paid off by this loan? Also what do you do at your job? Thank you	Dear Bandz-Team, Sure--Chase, $1,093.87 at 27.24% APR Capital One, $4,653.40 at 22.90% Discover, $ 2,283.67 at 19.49% Since my promotion, I have allocated each month: $540 Chase $500 Capital Online $200 Discover I will fully pay off Chase and CapitalOne, and the rest on Discover. With how much I allocate towards paying these, I can pay off the discover myself quickly (and it has a lower interest rate than the rest). I am in upper, but not senior, management. Hope this helps! Please let me know if I can answer anything else.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Dear Member_550691, I have not been accruing new debt, other than interest payments. Since my APR is at 27%, it has been hard making a large dent in the over all debt, but it has been on a trajectory downward. I have a budget I stick to, and allocate a lot of money towards paying this. I use mint.com to manage my finances, and check it almost obsessively. I used that debt for a specific situation, and have been focused ever since on paying it off. I also recently received a raise that I have been using solely for savings and debt. Hope this helps and please let me know if you need any more information!

Member Payment Dependent Notes Series 601579

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601579	$3,275	$3,275	8.88%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601579. Member loan 601579 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,985 / month
Current employer:	DeVry University	Debt-to-income ratio:	10.02%
Length of employment:	< 1 year	Location:	WHEELING, IL

Home town:
Current & past employers:	DeVry University
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,368.00	Public Records On File:	0
Revolving Line Utilization:	29.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at DeVry University and where did you work prior to that?	I'm a student finance consultant, and prior to that I worked for Nebraska book company as a sales associate while attending Elmhurst College
Do yourself a favor and try a man-made diamond http://www.diamondnexuslabs.com/	We looked, they're not easy to find and time is running out. Our four year anniversary is Monday and I'm hoping to propose by then.

Member Payment Dependent Notes Series 601580

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601580	$9,600	$9,600	15.20%	1.00%	October 26, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601580. Member loan 601580 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,283 / month
Current employer:	City of Tucson	Debt-to-income ratio:	15.46%
Length of employment:	10+ years	Location:	Tucson, AZ

Home town:
Current & past employers:	City of Tucson
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1994	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	39
Revolving Credit Balance:	$2,279.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Please list the debts you are consolidating(Balance, Apr & Min payment would be appreciated) Did any of the 3 inquiries result in new debts? Thanks	Type your answer here. Bal/APR/Min $5,588/29.99%/$140 $2,273/29.99%/$95

Member Payment Dependent Notes Series 601603

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601603	$6,500	$6,500	14.09%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601603. Member loan 601603 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,083 / month
Current employer:	WalMart	Debt-to-income ratio:	10.94%
Length of employment:	4 years	Location:	Mesa, AZ

Home town:
Current & past employers:	WalMart
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I intend to use all funds to finish the purchase of the venue and services that the venue provided as well as fund the honeymoon. My monthly income can be considered doubled because my fiance only makes $1,000 less than me in a year. I have never had a late credit card or medical payment and my job is very much stable. I have been at my company for over 4 years and my fiance has been at his for 7 and I am a supervisor of my area. I became very sick twice earlier this year and was forced to use all wedding funds on medical expences. With all my medical expences taken care of I am left short financially so I'm asking for help in the form of a loan. I know I am more than capable of paying it off within 3 years.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2007	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,316.00	Public Records On File:	0
Revolving Line Utilization:	61.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Congratulations on your upcoming wedding! Could you provide me a summary of your major monthly expenses? Rent, cell phone, car payment, student loan, food, utilities, gas, etc... Also, is your fiance bringing more debt to the marriage (does he owe more money than what he owns)?	My fiance has only about $1,000 debt on his credit card excluding our joint card used to pay for our wedding bands which is nearly paid off. I have been helping him work to pay it off and improve his credit rating since his last wife destroyed his credit score. Our monthly expenses are totaled at roughly $1424. Rent is $750, gas is about $200 with current gas prices because I don't live close to work but he does, phone is $150 and some-odd change, utilities are $174 currently, food averages about $150 a month with pet food. We have no student loans or car payments. We have one car between us and is paid in full.

Member Payment Dependent Notes Series 601653

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601653	$8,000	$8,000	10.36%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601653. Member loan 601653 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,208 / month
Current employer:	City and County of San Francisco	Debt-to-income ratio:	6.12%
Length of employment:	7 years	Location:	San Francisco, CA

Home town:
Current & past employers:	City and County of San Francisco
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > This loan will be used to payoff a credit card with a 22% APR. I have a stable job as an IT Manger for the City and County of San Francisco. After rent and bills my monthly budget is $2300. I have no history of late payments.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	12	Months Since Last Delinquency:	7
Revolving Credit Balance:	$3,106.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Why does your credit history indicate a delinquency 7 months ago?	I believe this is related to my Federal Student Loan. There was some misunderstanding on my part of when I was supposed to start paying off the loan. I now have an auto debit withdrawal of $175 a month.
1) What is your current job position (What you do) for employer? 2) Do you have sufficient margin to set up auto debit transfer from your checking account to pay this loan? 3) How long do you intend to service (keep active) this loan before final payoff? 4) If you do not mind, what are your total routine monthly expanses? 5) Did you know,Your Credit Report shows 1 unidentified payment delinquency and >3000 debt? Any Explanation? 6) Do you have any other source of income and/ debts? 7) What credit cards do you want to pay off with this loan?	1. I am an Information Technology Manager for one of City an County of San Francisco Departments. I manage an IT staff of 4 people. 2. Yes I have enough margin for an auto debt transfer every month 3. I plan to pay off this loan in 2 years or less. 4. Rent: 1200, Car Insurance: $150, Food/Entertainment: about $500, Student Loan Payment: $175, Other bills(phone, cable, etc): about $400. 5. I believe this is related to my Federal Student Loan. There was some misunderstanding on my part of when I was supposed to start paying off the loan. I now have an auto debit withdrawal of $175 a month. 6. My only source of income is from my employer which $86,000/year. I have just under $8000 of credit card debt on 2 cards. As I mentioned above I also have a Federal Student Loan of $16000. 7. I will be paying off two cards with loan. A Virgin America Visa $6000 at 22% and Citi Master Card with $2000 at 13%.

Member Payment Dependent Notes Series 601678

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601678	$10,000	$10,000	14.83%	1.00%	October 26, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601678. Member loan 601678 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	GT Management	Debt-to-income ratio:	24.86%
Length of employment:	6 years	Location:	Bono, AR

Home town:
Current & past employers:	GT Management
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I'm pursuing this loan to pay off a handful of high interest credit cards. This is an entirely proactive decision; all of the accounts in question are in good standing/never late. However, I'm ready to be done with all the debt with laughably high interest rates. I'd like to position myself for a more comfortable, responsible financial future. I work as a General Manager for a small chain of retail stores (video, home entertainment). I have been employed by this company since 2004. I am fiercely diligent when it comes to my personal finances and I adhere to a very strict budget. My family constantly gives me flack about the myriad of spreadsheets I use to track our finances, but my system works and keeps everything up to date and current. One of the goals of this loan is to simplify that budget. Currently, all of the credit cards that I would like to consolidate have a combined minimum payment of roughly $400 a month, an average interest rate of 25%, and would take me around 8-10 years to pay off. The loan I'm after would improve all of those numbers by roughly 45%.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,172.00	Public Records On File:	0
Revolving Line Utilization:	92.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at GT Management?	GT Management owns a chain of video stores. I am General Manager for them and have held my position for 6 years.
Can you list the debts you are carrying?	Sure thing. Credit Card #1 - $1894 Credit Card #2 - $1842 Credit Card #3 - $434 Credit Card #4 - $2703 Credit Card #5 - $2097 Credit Card #6 - $705 Credit Card #7 - $2335 My plan is to consolidate all but #7 as it has a rate that is comparable to that of the loan. I also have a student loan that I have down to around $6,000.
Is there any other household income not listed above?	I presently have a roommate with whom I split all of my domestic expenses (rent, utilities, etc.). However all of my debts are solely my responsibility.
what are the Interest Rates of each & every one of the loans you plan to pay off with this loan?	They are as follows: Credit Card #1 - $1894 - 23.24% Credit Card #2 - $1842 - 25.24% Credit Card #3 - $434 - 29.99% Credit Card #4 - $2703 - 26.99% Credit Card #5 - $2097 - 21.99% Credit Card #6 - $705 - 26.99%

Member Payment Dependent Notes Series 601698

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601698	$1,500	$1,500	9.25%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601698. Member loan 601698 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,083 / month
Current employer:	Advanced consulting	Debt-to-income ratio:	4.99%
Length of employment:	< 1 year	Location:	LAFAYETTE, LA

Home town:
Current & past employers:	Advanced consulting
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > Getting a loan to pay high interest credit card debt and to help improve my credit rating.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	27
Revolving Credit Balance:	$1,067.00	Public Records On File:	0
Revolving Line Utilization:	39.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 601752

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601752	$1,400	$1,400	6.91%	1.00%	October 22, 2010	November 3, 2015	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601752. Member loan 601752 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Baltimore Sun Media Group	Debt-to-income ratio:	18.45%
Length of employment:	3 years	Location:	Baltimore, MD

Home town:
Current & past employers:	Baltimore Sun Media Group
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > This is in response to Lending Club's recent email "You have been doing a great job keeping current on your Lending Club loan. As a result of your great payment history you can: * Take out additional funds to cover any of your current needs, such as paying off high interest credit cards. * Lower your monthly payments by spreading them out over a longer term." As per my conversation with support, I've created a new loan to refinance my loan. As you can see I'm on time and reliable with my payments.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$340.00	Public Records On File:	0
Revolving Line Utilization:	4.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 601901

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601901	$8,000	$8,000	6.17%	1.00%	October 26, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601901. Member loan 601901 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,333 / month
Current employer:	Citigroup	Debt-to-income ratio:	5.31%
Length of employment:	5 years	Location:	Kearny, NJ

Home town:
Current & past employers:	Citigroup
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,984.00	Public Records On File:	0
Revolving Line Utilization:	27.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Citigroup?	Type your answer here. I am a project manager working on an asset migration.

Member Payment Dependent Notes Series 601903

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601903	$8,000	$8,000	12.23%	1.00%	October 26, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601903. Member loan 601903 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Halliburton	Debt-to-income ratio:	3.89%
Length of employment:	3 years	Location:	KILGORE, TX

Home town:
Current & past employers:	Halliburton
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > My intention is use this loan to combine several debts into one monthly payment. I am trying to rid myself of bad debt, ie bad credit cards and cards that I just don't use. I have made mistakes in the past regarding my credit, but I can assure you that maintaining good credit and meeting my obligations is my first priority as a consumer. I work in the oil and gas industry for one of the world's largest service companies. My particular job involves stimulating natural gas wells to make them produce more efficiently. This efficiency makes natural gas availble and a more reasonable and consistent price. We are currently involved in one of the country's biggest natural gas plays, the haynesville shale. This gas play is being developed at an unbelievable pace, and we have decades of work available. Borrower added on 10/25/10 > I would also like to add that my wife is duly employed as a first grade teacher.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	23
Revolving Credit Balance:	$7,754.00	Public Records On File:	0
Revolving Line Utilization:	35.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What was your recent delinquency all about then?	It was october 2008, I did not receive the statement where my annual fee was charged. Once I realized my mistake I paid it immediately. Two of the credit bureaus show it as current, one does not. I have recently requested them to review it, and update my status if possible.
What do you do for Halliburton?	I work in stimulating natural gas wells to more efficiently produce gas. Our service helps keep natural gas prices reasonable and consistent.

Member Payment Dependent Notes Series 601922

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601922	$3,000	$3,000	12.23%	1.00%	October 26, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601922. Member loan 601922 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,240 / month
Current employer:	Plus One	Debt-to-income ratio:	12.50%
Length of employment:	6 years	Location:	Seattle, WA

Home town:
Current & past employers:	Plus One
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,372.00	Public Records On File:	0
Revolving Line Utilization:	77.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Plus One?	I am a receptionist coordinator.

Member Payment Dependent Notes Series 601956

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
601956	$2,400	$2,400	6.54%	1.00%	October 25, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 601956. Member loan 601956 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Public school 307	Debt-to-income ratio:	10.47%
Length of employment:	3 years	Location:	corona, NY

Home town:
Current & past employers:	Public school 307
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/20/10 > I need to pay for my sister wedding cake, i am so happy that my younger sister is taking that big step. As the older sister i want to give something for the wedding. I need the loan because the wedding is going to be in the carribean. i just need a little bit of help with the cake, the renting a car, and a place to stay over there. Thank you for your time.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2006	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,924.00	Public Records On File:	0
Revolving Line Utilization:	34.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What is your job at Public school 307?	am a teacher assistant.

Member Payment Dependent Notes Series 602032

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602032	$1,000	$1,000	10.36%	1.00%	October 22, 2010	November 3, 2013	November 3, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602032. Member loan 602032 was requested on October 20, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	KubickiDraper	Debt-to-income ratio:	22.01%
Length of employment:	5 years	Location:	miami, FL

Home town:
Current & past employers:	KubickiDraper
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I would like this loan because I borrowed money from my mother to have my transmission and water pump repaired. I also would like to get this loan so that I can pay her back all at once. I am a Legal Assistant at a law firm and I have been there for 5.9 years. I will be able to pay this loan back as I can afford it. Also, my job is secure as the firm has not had a problem with the recession. Please feel free to ask me questions. Thank you for your time.

A credit bureau reported the following information about this borrower member on October 20, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,433.00	Public Records On File:	0
Revolving Line Utilization:	77.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at KubickiDraper?	I am a Legal Assistant

Member Payment Dependent Notes Series 602072

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602072	$5,000	$5,000	16.32%	1.00%	October 25, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602072. Member loan 602072 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	n/a	Debt-to-income ratio:	18.57%
Length of employment:	10+ years	Location:	Cape Canaveral, FL

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1994	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,010.00	Public Records On File:	0
Revolving Line Utilization:	88.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Employer or current source of income?	Type your answer here I am self-employed -own and operate a taxi service and have two retirements income I receive monthly..
Employer or current source of income?	I am self-employed-I own ans operate a taxi service and receive income two retirements monthly.
Please faithfully pay off your loan. My two bits here are part of my hopes to pay for my children's education. Thank you.	I have always paid off my loans,

Member Payment Dependent Notes Series 602083

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602083	$6,000	$6,000	9.25%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602083. Member loan 602083 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,083 / month
Current employer:	Offinger Management Co.	Debt-to-income ratio:	12.34%
Length of employment:	6 years	Location:	ZANESVILLE, OH

Home town:
Current & past employers:	Offinger Management Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I am trying to pay off a high interest Sears account. I'm currently paying 23.99% interest and min payments are exceeding 300.00 a month. I also have a smaller Kohls account with a lower interest rate that I would like to pay. I'm planning on closing both accounts to make my life a lot easier. I will keep my Chase card simply because it has no interest and can use in emergency situations as it has a low balance. Borrower added on 10/21/10 > Relating to my job, I have been at my current employer for 6 years. I have been kept on through cutbacks, pay decreases and yet I have proven to my employees that I am a valuable asset. Because I have an accounting degree, I have been given the opportunity to work part time as needed in the accounting dept to further assist our employees and keep our overhead costs lower with hopes that we will be able to make a greater return in the end. Borrower added on 10/22/10 > I am working on establishing a monthly budget through a financial advisor through Ameriprise by creating cash management checking acct. It hasn't been finalized yet, but this will help eliminate(hopefully) any future debt since impulse buys definitely will not happen until carefully thought out.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	69
Revolving Credit Balance:	$7,256.00	Public Records On File:	0
Revolving Line Utilization:	74.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Offinger Management Co.?	Specifically, I am a Customer Service Specialist. I handle phone calls, emails, back office support for our clients which involves processing events registrations, contracts, event preparation and I also travel to many of these events to serve as registration manager as well.
Hello, I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes, my husband currently has a retirement plan setup through Ameriprise since his job doesn't offer any type of 401K or anything and we looked into setting up a cash management checking account. It was agreed that I needed to get these credit cards paid off and start working toward tracking our spending and eliminating alot of "impulse" spending to help us save for bigger and better things. We also have 3 small children that we provide for also so we wanted to be able to pay off existing debt to start putting some funds away for their college education as well.

Member Payment Dependent Notes Series 602129

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602129	$6,500	$6,500	5.79%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602129. Member loan 602129 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Siemens Industry Inc	Debt-to-income ratio:	4.56%
Length of employment:	2 years	Location:	Aurora, IL

Home town:
Current & past employers:	Siemens Industry Inc
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I will be paying off the last of my high interest credit cards, after which I will have no debt, except for my mortgage.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,748.00	Public Records On File:	0
Revolving Line Utilization:	15.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602136

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602136	$5,000	$5,000	9.99%	1.00%	October 26, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602136. Member loan 602136 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$20,833 / month
Current employer:	Henderson Insurance Agency	Debt-to-income ratio:	18.27%
Length of employment:	10+ years	Location:	Pebble Beach, CA

Home town:
Current & past employers:	Henderson Insurance Agency
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > Home Improvement Never missed a payment in over 20 years Employed at same company for 20 years

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1984	Delinquent Amount:	$0.00
Open Credit Lines:	20	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	68
Revolving Credit Balance:	$96,284.00	Public Records On File:	0
Revolving Line Utilization:	69.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 602159

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602159	$1,000	$1,000	9.62%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602159. Member loan 602159 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,800 / month
Current employer:	rock island arsenal	Debt-to-income ratio:	11.02%
Length of employment:	10+ years	Location:	EAST MOLINE, IL

Home town:
Current & past employers:	rock island arsenal
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I want to pay off my on my J.C. Penny account with this so I can now I can take care of my 2 grandkids for Christmas. The Rock Island Arsenal will be here for a long long time.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,801.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at rock island arsenal?	I am an innventory management specialist.I manage various equipment like compressors,jack stands and other maintanence equipment for the Army.

Member Payment Dependent Notes Series 602221

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602221	$6,000	$6,000	9.25%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602221. Member loan 602221 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	LPL Financial	Debt-to-income ratio:	8.54%
Length of employment:	< 1 year	Location:	SAN DIEGO, CA

Home town:
Current & past employers:	LPL Financial
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > About me: I am a recent college graduate, and have been a professional web developer for the past 7 years. Throughout college, I did contract web development, and was lucky enough to pay off tuition without the need for student loans. A month before graduation, I landed a job in San Diego as a senior web developer with LPL Financial and have been working here since the first of June. Purpose for loan: As a result from paying tuition, rent, school supplies, and everyday expenses, I've been carrying a balance on a high-limit credit card for some time. Moving to San Diego (from Chicago) 3 weeks after graduation has only led me to put more on the credit card as there have been numerous up-front costs. I rarely use the card, and because the interest on it is so high I'm looking to pay it off once and for all so I can finally do what I've been wanting to since college and cut it up. Financial History: I've been renting for 6 years and have never had problems with payment or any of my landlords. They always describe me as a great tenant. I've leased my cars for the past 5 years and have never defaulted or missed a payment. I am a responsible and respectful borrower, who pays on time and does not live beyond my means. Job History: As stated, I've been a professional web developer for 7 years. I currently work full-time as a senior web developer at LPL Financial. I also do part-time (~20 hours a month) web contract work for clients back in Illinois.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,529.00	Public Records On File:	0
Revolving Line Utilization:	83.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at LPL Financial and where did you work prior to that?	Hi- I am a senior web developer on the interactive marketing team at LPL Financial. I am responsible for all new web development projects, maintenance of current LPL web assets and subsidiary websites, and network maintenance. This includes database administration and network configuration as well. I previously worked as an independent contractor doing web development with a web firm based in Chicago. I worked here for 5 years before and during I attended college and was responsible for back-end web development, database administration, and web graphics/user interaction.

Member Payment Dependent Notes Series 602242

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602242	$10,000	$10,000	13.72%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602242. Member loan 602242 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,750 / month
Current employer:	Kohls	Debt-to-income ratio:	9.71%
Length of employment:	4 years	Location:	Elgin, SC

Home town:
Current & past employers:	Kohls
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I plan to use this loan to consolidate all of my debts into one payment. I am a responsible borrower who has never made a late payment on any account that I have held.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2007	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,165.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Kohls?	I am a department supervisor.
Hi. I understand your desire to consolidate existing debt -- has anything occurred to avoid accruing new debt?	Yes, I have put myself on a financial diet. I am now following a strict budget with the hopes of putting aside a healthy amount of savings and to be able have diversified investments.

Member Payment Dependent Notes Series 602308

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602308	$1,600	$1,600	12.61%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602308. Member loan 602308 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,175 / month
Current employer:	Michigan Air National Guard	Debt-to-income ratio:	20.00%
Length of employment:	8 years	Location:	St.Clair, MI

Home town:
Current & past employers:	Michigan Air National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	34	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,514.00	Public Records On File:	0
Revolving Line Utilization:	91.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602361

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602361	$6,000	$6,000	10.36%	1.00%	October 26, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602361. Member loan 602361 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,675 / month
Current employer:	Oce Business Services /DBA DELOITTE	Debt-to-income ratio:	18.84%
Length of employment:	10+ years	Location:	Huntington Park, CA

Home town:
Current & past employers:	Oce Business Services /DBA DELOITTE
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > Loan Borrower added on 10/21/10 > Personal Loan Borrower added on 10/21/10 > Pers. Loan Borrower added on 10/21/10 > Using this Funds Wisely

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,797.00	Public Records On File:	0
Revolving Line Utilization:	94.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Can you please detail the terms (amount and interest rate) of all the debt(s) you are looking to consolidate? Furthermore, has anything occurred to avoid accruing new debt?	The highest on the closed credit cards is $4000.00 and the interest is 18.%.
Can you answer member 550691's question? Thanks!	One credit card is around $4000.00 18.% the other is $1800.00 for 19.%

Member Payment Dependent Notes Series 602372

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602372	$4,200	$4,200	12.23%	1.00%	October 25, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602372. Member loan 602372 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	9.92%
Length of employment:	< 1 year	Location:	Upper Darby, PA

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I am looking to consolidate my lending club loan for a better rate and have a little extra cash for Christmas gifts for my younger siblings.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	35
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Can you clarify how you will use this loan. Are you saying that you have a Lending Club loan currently and will pay it off with this new loan? If so, how long have you been paying on the previous loan?	I've had my lending club loan for just about a year now. I am getting this loan in order to pay off the old loan and get a better rate. The remaining money I will use to get Christmas gifts for my youngest siblings and nieces.

Member Payment Dependent Notes Series 602482

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602482	$4,200	$4,200	12.23%	1.00%	October 26, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602482. Member loan 602482 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,583 / month
Current employer:	Continental inc.	Debt-to-income ratio:	8.62%
Length of employment:	10+ years	Location:	Montgomery, TX

Home town:
Current & past employers:	Continental inc.
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	65
Revolving Credit Balance:	$14,813.00	Public Records On File:	0
Revolving Line Utilization:	95.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602628

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602628	$4,800	$4,800	12.98%	1.00%	October 26, 2010	November 4, 2013	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602628. Member loan 602628 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,167 / month
Current employer:	heb company	Debt-to-income ratio:	9.27%
Length of employment:	4 years	Location:	san antonio, TX

Home town:
Current & past employers:	heb company
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > This loan is to consolidate a my credit card debts into one and pay it down faster Borrower added on 10/21/10 > This loan is to consolidate my credit cards in order to pay it down faster. Borrower added on 10/21/10 > I need to pay my credit cards faster with lower interest rate

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,189.00	Public Records On File:	0
Revolving Line Utilization:	97.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at heb company?	I am a pharmacist

Member Payment Dependent Notes Series 602650

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602650	$5,000	$5,000	15.57%	1.00%	October 26, 2010	November 4, 2015	November 4, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602650. Member loan 602650 was requested on October 21, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,900 / month
Current employer:	Receivable Control Corp.	Debt-to-income ratio:	17.10%
Length of employment:	2 years	Location:	Maple Grove, MN

Home town:
Current & past employers:	Receivable Control Corp.
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/21/10 > I am in need of the money for $3000 in medical expenses and I am also going to use the other $2000 to payoff a credit card at a higher interest rate. I have a reliable monthly income and will easily be able to make the monthly payment.

A credit bureau reported the following information about this borrower member on October 21, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,353.00	Public Records On File:	0
Revolving Line Utilization:	72.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do at Receivable Control Corp. and where did you work prior to that?	I am a business to business collections agent. I collect past due accounts for companies like ecolab. Before that I was a customer service representative at a credit union.

Member Payment Dependent Notes Series 602764

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602764	$5,000	$5,000	10.36%	1.00%	October 26, 2010	November 5, 2013	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602764. Member loan 602764 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,508 / month
Current employer:	Itentive Healthcare Solutions	Debt-to-income ratio:	16.82%
Length of employment:	4 years	Location:	Syracuse, NY

Home town:
Current & past employers:	Itentive Healthcare Solutions
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,042.00	Public Records On File:	1
Revolving Line Utilization:	50.80%	Months Since Last Record:	55
Inquiries in the Last 6 Months:	2

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do in your job at Itentive Healthcare Solutions?	We sell, support and host electronic health records. I am currently part of the IT team that deals with our infrastructure as well as end users.

Member Payment Dependent Notes Series 602849

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602849	$7,800	$7,800	14.46%	1.00%	October 26, 2010	November 5, 2015	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602849. Member loan 602849 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Verizon wireless	Debt-to-income ratio:	12.49%
Length of employment:	5 years	Location:	North Haven, CT

Home town:
Current & past employers:	Verizon wireless
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/22/10 > This particular loan is to consolidate all my debt into one payment. I have a total of 5 accounts I would like to consolidate, one being a car payment that has about $3350 left on the loan and the monthly payment for that is 284.80. The others are a combination of retail and credit cards totaling about $4400 . I intend to pay them off and cancel all but one of the cards which I use for medical expenses. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on October 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,407.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 602878

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
602878	$4,800	$4,800	9.25%	1.00%	October 26, 2010	November 5, 2013	November 5, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 602878. Member loan 602878 was requested on October 22, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Imaging Center Network	Debt-to-income ratio:	22.92%
Length of employment:	4 years	Location:	fernandina beach, FL

Home town:
Current & past employers:	Imaging Center Network
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/22/10 > I am already a Lending Club Borrower and this is my previous information, because of my great borrowing history, I was invited to submit another loan, I will pay the other off and utilize this one due to a lower interest rate. Borrower Member Loan 495474 | Prospectus Amount Requested $3,250 Loan Purpose Debt consolidation Loan Grade C1 Interest Rate 12.73% Loan Length 3 years (36 payments) Monthly Payment $109.10 / month Funding Received $3,250 (100.00% funded) Investors 60 people funded this loan Loan Status Current Loan Submitted on 3/16/10 12:04 PM Borrower Profile This information is only available to Investors. Loan Description Borrower added on 03/16/10 > Purpose of loan: This loan will be used to… pay off as much of my high interest credit cards as possible and in turn allow me to get out of debt at a much faster rate. My financial situation: I am a good candidate for this loan because… I work hard, have steady income, pay my bills on time and always have. Check my credit history,my payment history is excellent. I have always been self sufficient and have found a way. I thought this was worth a try since it was recommended by Clark Howard. Monthly net income: $ 6580 Monthly expenses: $ 5400 Housing: $ 1850 Insurance: $ included Car expenses: $700.00 Utilities: $ 240 Phone, cable, internet: $ 80.00 Food, entertainment: $ 800 Clothing, household expenses $ 230 Credit cards and other loans: $ 1500 Other expenses: $ Borrower added on 03/17/10 > I am willing to pay a higher interest rate for a larger loan amount. My goal is $15000 leaving me with approximately $5000.00 to pay off separately. However, I am not paying interest on the remaining $5000.00 until 2012.

A credit bureau reported the following information about this borrower member on October 22, 2010:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,804.00	Public Records On File:	0
Revolving Line Utilization:	65.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
Hello, Are you paying off any other debt(s) other than your existing lending club loan?	Type your answer here.Thank you for your question. My present balance of my other loan is 2800 (of which my interest rate is approx 13%) to pay off. With the remaining funds, I will continue to pay down my most high interest card card debt. If you have any further questions or would like further clarification, I will be happy to provide that information.

Member Payment Dependent Notes Series 603366

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603366	$2,500	$2,500	13.35%	1.00%	October 26, 2010	November 6, 2013	November 6, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603366. Member loan 603366 was requested on October 23, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,800 / month
Current employer:	n/a	Debt-to-income ratio:	24.05%
Length of employment:	n/a	Location:	Shell Knob, MO

Home town:
Current & past employers:	n/a
Education:

This borrower member posted the following loan description, which has not been verified:

Borrower added on 10/23/10 > To use for medical expenses.

A credit bureau reported the following information about this borrower member on October 23, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,423.00	Public Records On File:	1
Revolving Line Utilization:	83.50%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 603749

Series of Member Payment Dependent Notes	Aggregate principal amount of Notes offered	Aggregate principal amount of Notes sold	Stated interest rate	Service Charge	Sale and Original Issue Date	Initial maturity	Final maturity	Amount of corresponding member loan funded by Lending Club
603749	$2,500	$2,500	12.61%	1.00%	October 26, 2010	November 7, 2013	November 7, 2015	$0

                This series of Notes was issued upon closing and funding of member loan 603749. Member loan 603749 was requested on October 24, 2010 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,840 / month
Current employer:	Citrix Systems	Debt-to-income ratio:	8.42%
Length of employment:	5 years	Location:	Pompano Beach, FL

Home town:
Current & past employers:	Citrix Systems
Education:

This borrower member posted the following loan description, which has not been verified:

A credit bureau reported the following information about this borrower member on October 24, 2010:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	19
Revolving Credit Balance:	$1,565.00	Public Records On File:	0
Revolving Line Utilization:	39.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

The following answers to questions from lender members were posted by the borrower member:

Question	Answer
What do you do for Citrix Systems?	Systems Administration for the Engineering department. My primary responsibilities include Active Directory domain administration, network, and system patching and security.

Prospectus Supplement (Sales Report) No. 2 dated October 26, 2010